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Exhibit 10.29

4164288	*LOAN7000*

MASTER SECURITY AGREEMENT
dated as of August 1, 2005 ("Agreement")

        THIS AGREEMENT is between General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party") and Amphastar Pharmaceuticals, Inc. ("Debtor"). Secured Party has an office at 83 Wooster Heights Road, Danbury, CT 06810. Debtor is a corporation organized and existing under the laws of the state of DE ("the State"). Debtor's mailing address and chief place of business is 11570 Sixth Street, Rancho Cucamonga, CA 91730.

1.     CREATION OF SECURITY INTEREST.

        Debtor grants to Secured Party, its successors and assigns, a security interest in and against all property listed on any collateral schedule now or in the future annexed to or made a part of this Agreement ("Collateral Schedule"), and in and against all additions, attachments, accessories and accessions to such property, all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof (all such property is individually and collectively called the "Collateral"). This security interest is given to secure the payment and performance of all debts, obligations and liabilities of any kind whatsoever of Debtor to Secured Party, now existing or arising in the future, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "Notes" and each a "Note"), and any renewals, extensions and modifications of such debts, obligations and liabilities (such Notes, debts, obligations and liabilities are called the "Indebtedness").

2.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

        Debtor represents, warrants and covenants as of the date of this Agreement and as of the date of each Collateral Schedule that:

        (a)   Debtor's exact legal name is as set forth in the preamble of this Agreement and Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the preamble of this Agreement, has its chief executive offices at the location specified in the preamble, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

        (b)   Debtor has adequate power and capacity to enter into, and to perform its obligations under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing are called the "Debt Documents");

        (c)   This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

        (d)   No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by Debtor of any of the Debt Documents, except any already obtained;

        (e)   The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of or constitute a default under any contract to which Debtor is a party, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to any indenture, mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

        (f)    There are no suits or proceedings pending in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents, nor does Debtor have reason to believe that any such suits or proceedings are threatened;

        (g)   All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change in Debtors financial condition;

        (h)   The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;

        (i)    The Collateral is, and will remain, in good condition and repair and Debtor will not be negligent in its care and use;

        (j)    Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement;

        (k)   The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of any kind whatsoever, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, and (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent (all of such liens are called "Permitted Liens");

        (l)    Debtor is and will remain in full compliance with all laws and regulations applicable to it including, without limitation, (i) ensuring that no person who owns a controlling interest in or otherwise controls Debtor is or shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control ("OFAC"), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders, and (ii) compliance with all applicable Bank Secrecy Act ("BSA") laws, regulations and government guidance on BSA compliance and on the prevention and detection of money laundering violations; and

3.     COLLATERAL.

        (a)   Until the declaration of any default, Debtor shall remain in possession of the Collateral; except that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral in which Secured Party's security interest may be perfected only by possession. Secured Party may inspect any of the Collateral during normal business hours after giving Debtor reasonable prior notice. If Secured Party asks, Debtor will promptly notify Secured Party in writing of the location of any Collateral.

        (b)   Debtor shall (i) use the Collateral only in its trade or business, (ii) maintain all of the Collateral in good operating order and repair, normal wear and tear excepted, (iii) use and maintain the Collateral only in compliance with manufacturers recommendations and all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

        (c)   Secured Party does not authorize and Debtor agrees it shall not (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, license, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

        (d)   Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on its use, or on this Agreement or any of the other Debt Documents. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral and effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor agrees to reimburse Secured Party, on demand, all costs and expenses incurred by Secured Party in connection with such payment or performance and agrees that such reimbursement obligation shall constitute Indebtedness.

        (e)   Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party shall have the right to inspect and make copies of all of Debtor's books and records relating to the Collateral during normal business hours, after giving Debtor reasonable prior notice.

        (f)    Debtor agrees and acknowledges that any third person who may at any time possess all or any portion of the Collateral shall be deemed to hold, and shall hold, the Collateral as the agent of, and as pledge holder for, Secured Party. Secured Party may at any time give notice to any third person described in the preceding sentence that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.

4.     INSURANCE.

        (a)   Debtor shall at all times bear the entire risk of any loss, theft, damage to, or destruction of, any of the Collateral from any cause whatsoever.

        (b)   Debtor agrees to keep the Collateral insured against loss or damage by fire and extended coverage perils, theft, burglary, and for any or all Collateral which are vehicles, for risk of loss by collision, and if requested by Secured Party, against such other risks as Secured Party may reasonably require. The insurance coverage shall be in an amount no less than the full replacement value of the Collateral, and deductible amounts, insurers and policies shall be acceptable to Secured Party. Debtor shall deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as a loss payee, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to coinsurance, and shall provide that coverage may not be canceled or altered by the insurer except upon thirty (30) days prior written notice to Secured Party. Debtor appoints Secured Party as its attorney-in-fact to make proof of loss, claim for insurance and adjustments with insurers, and to receive payment of and execute or endorse all documents, checks or drafts in connection with insurance payments. Secured Party shall not act as Debtor's attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, at the option of Secured Party, to repair or replace the Collateral or to reduce any of the Indebtedness.

5.     REPORTS.

        (a)   Debtor shall promptly notify Secured Party of (i) any change in the name of Debtor, (ii) any change in the state of its incorporation, organization or registration, (iii) any relocation of its chief executive offices, (iv) any relocation of any of the Collateral, (v) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (vi) any lien, claim or encumbrance other than Permitted Liens attaching to or being made against any of the Collateral.

        (b)   Debtor will deliver to Secured Party financial statements as follows. If Debtor is a privately held company, then Debtor agrees to provide monthly financial statements, certified by Debtor's president or chief financial officer including a balance sheet, statement of operations and cash flow statement within 30 days of each month end and its complete audited annual financial statements, certified by a recognized firm of certified public accountants, within 120 days of fiscal year end or at such time as Debtor's Board of Directors receives the audit. If Debtor is a publicly held company, then Debtor agrees to provide quarterly unaudited statements and annual audited statements, certified by a recognized firm of certified public accountants, within 10 days after the statements are provided to the Securities and Exchange Commission ("SEC"). All such statements are to be prepared using generally accepted accounting principles ("GAAP") and, if Debtor is a publicly held company, are to be in compliance with SEC requirements. So long as Debtor is filing GAAP financial statements with the

SEC as part of its initial public offering, it shall be deemed to be a publicly held company for purposes hereof.

6.     FURTHER ASSURANCES.

        (a)   Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and shall do such other acts and things as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord waivers, lessor waivers, mortgagee waivers, or control agreements, and similar documents as may be from time to time requested by, and in form and substance satisfactory to, Secured Party.

        (b)   Debtor authorizes Secured Party to file a financing statement and amendments thereto describing the Collateral and containing any other information required by the applicable Uniform Commercial Code. Debtor irrevocably grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral; this power is coupled with Secured Party's interest in the Collateral. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain and promptly deliver to Secured Party such certificate showing the lien of this Agreement with respect to the Collateral. Debtor ratifies its prior authorization for Secured Party to file financing statements and amendments thereto describing the Collateral and containing any other information required by the Uniform Commercial Code if filed prior to the date hereof.

        (c)   Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against all claims, actions and suits (including, without limitation, related attorneys' fees) of any kind whatsoever arising, directly or indirectly, in connection with any of the Collateral.

7.     DEFAULT AND REMEDIES.

        (a)   Debtor shall be in default under this Agreement and each of the other Debt Documents if:

    (i)
    Debtor breaches its obligation to pay when due any installment or other amount due or coming due under any of the Debt Documents and fails to cure the breach within ten (10) days;

    (ii)
    Debtor, without the prior written consent of Secured Party, attempts to or does sell, rent, lease, license, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;

    (iii)
    Debtor breaches any of its insurance obligations under Section 4;

    (iv)
    Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure that breach within thirty (30) days after written notice from Secured Party;

    (v)
    Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

    (vi)
    Any of the Collateral is subjected to attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise, or if any legal or administrative proceeding is commenced against Debtor or any of the Collateral, which in the good faith judgment of Secured Party subjects any of the Collateral to a material risk of attachment, execution, levy, seizure or confiscation and no bond is posted or protective order obtained to negate such risk;

    (vii)
    Debtor breaches or is in default under any other agreement between Debtor and Secured Party;

    (viii)
    Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "Guarantor") dissolves, terminates its existence, becomes insolvent or ceases to do business as a going concern;

    (ix)
    If Debtor or any Guarantor is a natural person, Debtor or any such Guarantor dies or becomes incompetent;

    (x)
    A receiver is appointed for all or of any part of the property of Debtor or any Guarantor, or Debtor or any Guarantor makes any assignment for the benefit of creditors;

    (xi)
    Debtor or any Guarantor files a petition under any bankruptcy, insolvency or similar law, or any such petition is filed against Debtor or any Guarantor and is not dismissed within forty-five (45) days;

    (xii)
    Debtor's improper filing of an amendment or termination statement relating to a filed financing statement describing the Collateral;

    (xiii)
    There is a material adverse change in the Debtor's financial condition as determined solely by Secured Party;

    (xiv)
    Any Guarantor revokes or attempts to revoke its guaranty of any of the Indebtedness or fails to observe or perform any covenant, condition or agreement to be performed under any guaranty or other related document to which it is a party;

    (xv)
    Debtor defaults under any other material obligation for (A) borrowed money, (B) the deferred purchase price of property or (C) payments due under any lease agreement; or

    (xvi)
    At any time during the term of this Agreement Debtor experiences a change of control such that any person or entity acquires either more than 50% or the voting stock of Debtor or all or substantially all of Debtor's assets, in either case, without Secured Party's prior written consent.

        (b)   If Debtor is in default, the Secured Party, at its option, may declare any or all of the Indebtedness (including the outstanding principal balance plus any accrued default interest and late charges through the date the default is cured) to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The accelerated obligations and liabilities shall bear interest (both before and after any judgment) until paid in full at the lower of eighteen percent (18%) per annum or the maximum rate not prohibited by applicable law.

        (c)   After default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession of and remove the Collateral from the premises or store it on the premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds from such disposition to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice that Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least five (5) days prior to such action.

        (d)   Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

        (e)   Debtor agrees to pay all reasonable attorneys' fees and other costs incurred by Secured Party in connection with the enforcement, assertion, defense or preservation of Secured Party's rights and remedies under this Agreement, or if prohibited by law, such lesser sum as may be permitted. Debtor further agrees that such fees and costs shall constitute Indebtedness.

        (f)    Secured Party's rights and remedies under this Agreement or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege under this Agreement shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege. SECURED PARTY SHALL NOT BE DEEMED TO HAVE WAIVED ANY OF ITS RIGHTS UNDER THIS AGREEMENT OR UNDER ANY OTHER AGREEMENT, INSTRUMENT OR PAPER SIGNED BY DEBTOR UNLESS SUCH WAIVER IS EXPRESSED IN WRITING AND SIGNED BY SECURED PARTY. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

        (g)   DEBTOR AND SECURED PARTY UNCONDITIONALLY WAIVE THEIR RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT. THIS WAIVER IS IRREVOCABLE. THIS WAIVER MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING. THE WAIVER ALSO SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

8.     MISCELLANEOUS.

        (a)   This Agreement, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor agrees not to assert against any such assignee, or assignee's assigns, any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Debt Documents to such assignee or as instructed by Secured Party. Debtor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Secured Party or assignee.

        (b)   All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth in this Agreement (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) on the fourth business day after being sent by regular, registered or certified mail. As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed.

        (c)   Secured Party may correct patent errors and fill in all blanks in this Agreement or in any Collateral Schedule consistent with the agreement of the parties.

        (d)   Time is of the essence of this Agreement. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

        (e)   This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior understandings (whether written, verbal or implied) with respect to such subject matter. THIS AGREEMENT AND ITS COLLATERAL SCHEDULES SHALL NOT BE CHANGED OR TERMINATED ORALLY OR BY COURSE OF CONDUCT, BUT ONLY BY A WRITING SIGNED BY BOTH PARTIES. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation of this Agreement.

        (f)    This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party or its assignee. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated if Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

        (g)   Debtor authorizes Secured Party to use its name, logo and/or trademark without notice to or consent by Debtor, in connection with certain promotional materials that Secured Party may disseminate to the public. The promotional materials may include, but are not limited to, brochures, video tape, internet website, press releases, advertising in newspaper and/or other periodicals, lucites, and any other materials relating the fact that Secured Party has a financing relationship with Debtor and such materials may be developed, disseminated and used without Debtor's review. Nothing herein obligates Secured Party to use Debtor's name, logo and/or trademark, in any promotional materials of Secured Party.

        (h)   THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

        IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	Amphastar Pharmaceuticals, Inc.

By:	By:	/s/ DAVID NASSIF

Name:	Name:	David Nassif

Title:	Title:	CFO

FINANCIAL COVENANTS
ADDENDUM NO. 001
TO MASTER SECURITY AGREEMENT
DATED AS OF AUGUST 1, 2005

THIS ADDENDUM NO. 001 (this "Addendum No. 001 ") is made as of the 1st day of August, 2005 amends and supplements the above referenced agreement (the "Agreement"), between General Electric Capital Corporation(together with its successors and assigns, if any, "Secured Party") and Amphastar Pharmaceuticals, Inc.("Debtor") and is hereby incorporated into the Agreement as though fully set forth therein. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Lease.

The Agreement is hereby amended by adding the following:

        FINANCIAL COVENANTS.

        (a)   Debtor shall, at all times during the term of the Agreement, comply with the following:

Debtor must maintain a Debt Service Coverage Ratio of at least 1.4:1 during the term of the Agreement.

"Debt Service Coverage Ratio" shall be computed using the following formula:

  EBITDA (defined as Q1 '05 × 4, Q2 '05 × 2, Q3 '05 and thereafter on a rolling 12 month basis)—Unfunded Capex (excluding the first $6,000,000 and the unfunded calculation only applies to unfunded payments expected to be made in the next 12 months)—Less Dividends] divided by [principal and interest payments on indebtedness for borrowed money due in the next twelve months]

        (b)   COMPLIANCE REPORTS. Debtor's Authorized Representative shall certify periodically that Debtor is in compliance with the requirements of subsection (a) above. Such notification and certification shall be provided within thirty (30) days after the end of each fiscal quarter (the "Compliance Date"), reflecting such information as of the end of such fiscal quarter. If Debtor fails timely to provide such notification and compliance certificates, within fifteen (15) days after the Compliance Date, such failure shall be deemed a default under the Agreement if not cured within two (2) business days after notice from Secured Party. The reports required under this section are in addition to and not a substitute for the reports required under the REPORTS Section of the Agreement.

Except as expressly modified hereby, all terms and provisions of the Agreement shall remain in full force and effect. This Addendum No.001 is not binding or effective with respect to the Agreement until executed on behalf of Secured Party and Debtor by authorized representatives of Secured Party and Debtor.

IN WITNESS WHEREOF, Debtor and Secured Party have caused this Addendum No. 001 to be executed by their duly authorized representatives as of the date first above written.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	Amphastar Pharmaceuticals, Inc.

By:	By:	/s/ DAVID NASSIF

Name:	Name:	David Nassif

Title:	Title:	CFO

Attest

By:

Name:

(FPFR 4164288-001)	*LOAN5404*

PROMISSORY NOTE

(Date)

FOR VALUE RECEIVED, Amphastar Pharmaceuticals, Inc. a corporation located at the address stated below ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 83 Wooster Heights Road, Danbury, CT 06810 or at such other place as Payee or the holder hereof may designate, the principal sum of Five Million and 00/100 Dollars ($5,000,000), with interest on the unpaid principal balance, from the date hereof through and including dates of payment, at a floating per annum interest rate ("Contract Rate") as hereinafter calculated.

The Contract Rate shall be equal to the sum of (i) Five and Fifty-Two Hundredths percent (5.52%) per annum plus (ii) a variable per annum interest rate ("Current LIBOR"), which shall be equal to the rate listed for three month London Interbank Offered Rate ("LIBOR"), which is published in the "Money Rates" column of the Wall Street Journal, Eastern Edition (or, in the event such rate is not so published, in such other nationally recognized publication as Payee may specify) on the first Business Day of the calendar month (notwithstanding any statement in such publication as to the effective date of any published rate). As used herein, the term "Business Day" shall mean and include any calendar day other than a day on which all commercial banks in the City of New York, New York are required or authorized to be closed.

Subject to the other provisions hereof, the principal and interest on this Note is payable in lawful money of the United States in Forty Eight (48) consecutive monthly installments as follows:

Periodic Installment	Amount
Forty-Eight (48) @	$124,948.19

each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding unpaid principal and interest. The first Periodic Installment shall be due and payable on                         and the following Periodic Installments shall be due and payable on the same day of each succeeding period (each, a "Payment Date"). All payments shall be applied first to interest and then to principal. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 360 day year (361 day leap year) and will be charged at the Contract Rate for each calendar day on which any principal is outstanding.

The amount and number of the Periodic Installments will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three (3) month period commencing with the first Payment Date hereof, Maker agrees to pay to Payee forthwith an additional sum ("Quarterly Payment") sufficient to amortize the unpaid principal over the balance of the original term hereof at the Contract Rate applicable for the first Periodic Installment.

If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (i) any Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues and shall be calculated on the unpaid principal balance existing at the commencement of such period.

The Contract Rate shall be subject to a quarterly adjustment (up or down) in accordance with the pricing grid set forth below, effective upon delivery of audited annual financial statements and internally generated quarterly financial statements:

Debt Service Coverage Ratio As defined below	Contract Rate
>1:40: 1 but < 1.75:1	LIBOR + 5.52%
>1:75: 1 but < 2.00:1	LIBOR + 5.02%
>2.00: 1 but < 2.25:1	LIBOR + 4.52%
>2.25: 1 but < 2.50:1	LIBOR + 4.02%
>2.50: 1	LIBOR + 3.50%

Downward adjustments will only take effect (and only remain effective) provided no default has occurred and is continuing.

"Debt Service Coverage Ratio" shall be computed using the following formula:

EBITDA (defined as Q1 '05 × 4, Q2 '05 × 2, Q3 '05 and thereafter on a rolling 12 month basis)—Unfunded Capex (excluding the first $6,000,000 and the unfunded calculation only applies to unfunded payments expected to be made in the next 12 months)—Less Dividends] divided by [principal and interest payments on indebtedness for borrowed money due in the next twelve months]

The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "Security Agreement").

Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the sum of:

        (a)   the following percentages of the remaining principal balance for the indicated period:
Prior to the first annual anniversary date of this Note: Not Allowed Thereafter and prior to the second annual anniversary date of this Note: Five percent (5%) Thereafter and prior to the third annual anniversary date of this Note: Four and One Half percent (4.5%) Thereafter and prior to the fourth annual anniversary date of this Note: Four percent (4%) and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended or the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against anyone or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

Any provision in this Note or any Security Agreement which is in conflict with any statue, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

/s/ JACKLIN GUERRO (Witness)	By:	/s/ DAVID NASSIF

Jacklin Guerrero (Print Name)	Name:	David Nassif

11570 6th Street, Rancho Cucamonga, CA 91730 (Address)	Title:	CFO

Federal Tax ID:	33-0702205

Address:	11570 6th Street, Rancho Cucamonga, CA 91730

(3/91)4164228001	*LOAN3009*

COLLATERAL SCHEDULE NO. 001

THIS COLLATERAL SCHEDULE NO. 001 is annexed to and made a part of that certain Master Security Agreement dated as of August 1, 2005 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Amphastar Pharmaceuticals Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated                         in the original principal amount of $5,000,000.00.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:		DEBTOR:

General Electric Capital Corporation		Amphastar Pharmaceuticals, Inc.

By:		By:	/s/ DAVID NASSIF

Name:	John Edel	Name:	David Nassif

Title:	Senior Vice President	Title:	CFO

Date:		Date:	August 1, 2005

(R020403) 4164228001	*LOAN3006*

ANNEX A
TO
COLLATERAL SCHEDULE NO. 001
TO MASTER SECURITY AGREEMENT
DATED AS OF AUGUST 1, 2005
CERTIFICATE OF DELIVERY/INSTALLATION

To:    General Electric Capital Corporation (together with its successors and assigns, if any, "Secured Party")

        Pursuant to the provisions of the above Collateral Schedule to the above Master Security Agreement and the related Promissory Note (collectively, the "Loan"), the undersigned ("Debtor") hereby certifies and warrants that (a) all Equipment listed below has been delivered and installed (if applicable); (b) the Debtor has inspected the Equipment, and all such testing as it deems necessary has been performed by Debtor, Supplier or the manufacturer; (c) Debtor has found all such Equipment to be satisfactory and meets all applicable specifications and is fully operational for its intended use; and (d) the Equipment was first delivered to Debtor on                        and copies of the Bill(s) of Lading or other documentation acceptable to Secured Party which show the date of delivery are attached hereto.

Number Of Units	Manufacturer	Serial Numbers	Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF

Amphastar Pharmaceuticals, Inc.

By:	/s/ DAVID NASSIF
Name:	David Nassif
Title:	CFO
Date:	August 1, 2005

EXHIBIT
ACCOUNT # 4164228-001

Company Name:	Amphastar Pharmaceuticals Inc.	DEPRECIATION DATE	6/30/2005
Equipment Location:	11570 6th Street, Rancho Cucamonga CA 91730
Inv. Item	Supplier	Invoice #	Inv Date	Description	QTY	Serial #	Customer's Internal Tag # (if applicable)	Amt. Financed (US Dollar)	Ck #	Proof of payment?	Ck Amt	Equip Code	Comments
1	BRUKER BIOSPIN	1190008364	02/15/05	60% PAYMENT FOR ADVANCE 600 HIGH PERFORMANCE DIGITAL NMR SPECTROMETER MAGNET/SHIM SYSTEM WITH ATTACHMENTS	1	ID# BH043704, BH043804		$150,000.00	27549	YES	$150,000.00	LAB
		1190008364 REV 1	02/15/05	FINAL 40% PAYMENT FOR ADVANCE 600 HIGH PERFORMANCE DIGITAL NMR SPECTROMETER MAGNET/SHIM SYSTEM WITH ATTACHMENTS				$445,680.60	29403	YES	$491,845.80	LAB
				SYSTEM #2				$277,505.41				LAB
								$873,186.01
2	UHLMANN	930001316	11/25/03	DOWN PAYMENT FOR UHLMANN THERMOFORMING MACHINE UPS 4 ETX				$2,595,682.62	WIRE	YES	$1,146,942.46	LAB
		930002503	02/16/05	FINAL PAYMENT				$56,822.76	WIRE	YES	$1,505,562.92	SOFT
				CONVERSION PAYMENT				$275,931.61	GE TO PAY	YES	$275,931.61	LAB
								$2,928,436.99
3	BAUSCH & STROEBEL	03-2319	10/29/03	SYRINGE PROCESSING LINE	1			$1,109,241.00	WIRE	YES	$906,364.60	LAB
		03-2319	03/24/05	SYRINGE PROCESSING LINE	1			$89,136.00	GE TO PAY	YES	$292,012.40	LAB
								$1,198,377.00
FUNDING TOTAL								$5,000,000.00

Equipment Code List
LAB = Lab Equipment
COMP = Computer Hardware
OFC = Furniture, Telephone, Fax, Etc.
SOFT = Computer Software, Tooling/Molds, Tax, Freight, Extended Warranties, Service Contracts, Tenant Improvements, Etc.

Equip. Code	Total (Cat.)	% of Total
LAB	$4,943,177.24	98.86%
COMP	$0.00	0.00%
OFC	$0.00	0.00%
SOFT	$56,822.76	1.14%
Total	$5,000,000.00	100.00%

Amphastar Pharmaceuticals Inc.

By:
Name:
Title:

(FPFR 4164228-002)	* LOAN5404 *

PROMISSORY NOTE

September 28, 2005
(Date)

        FOR VALUE RECEIVED, Amphastar Pharmaceuticals, Inc. a corporation located at the address stated below ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 83 Wooster Heights Road, Danbury, CT 06810 or at such other place as Payee or the holder hereof may designate, the principal sum of Ten Million and 00/100 Dollars ($10,000,000), with interest on the unpaid principal balance, from the date hereof through and including dates of payment, at a floating per annum interest rate ("Contract Rate") as hereinafter calculated.

        The Contract Rate shall be equal to the sum of (i) Five and Fifty-Two Hundredths percent (5.52%) per annum plus (ii) a variable per annum interest rate ("Current LlBOR"), which shall be equal to the rate listed for three month London Interbank Offered Rate ("LlBOR"), which is published in the "Money Rates" column of the Wall Street Journal, Eastern Edition (or, in the event such rate is not so published, in such other nationally recognized publication as Payee may specify) on the first Business Day of the calendar month (notwithstanding any statement in such publication as to the effective date of any published rate). As used herein, the term "Business Day" shall mean and include any calendar day other than a day on which all commercial banks in the City of New York, New York are required or authorized to be closed.

        Subject to the other provisions hereof, the principal and interest on this Note is payable in lawful money of the United States in Forty Eight (48) consecutive monthly installments as follows:

Periodic Installment	Amount
Forty-Eight (48) @	$251,183.62

each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding unpaid principal and interest. The first Periodic Installment shall be due and payable on November 1, 2005 and the following Periodic Installments shall be due and payable on the same day of each succeeding period (each, a "Payment Date"). All payments shall be applied first to interest and then to principal. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 360 day year (361 day leap year) and will be charged at the Contract Rate for each calendar day on which any principal is outstanding.

        The amount and number of the Periodic Installments will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three (3) month period commencing with the first Payment Date hereof, Maker agrees to pay to Payee forthwith an additional sum ("Quarterly Payment") sufficient to amortize the unpaid principal over the balance of the original term hereof at the Contract Rate applicable for the first Periodic Installment.

        If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (i) any Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues and shall he calculated on the unpaid principal balance existing at the commencement of such period.

        The Contract Rate shall be subject to a quarterly adjustment (up or down) in accordance with the pricing grid set forth below, effective upon delivery of audited annual financial statements and internally generated quarterly financial statements:

Debt Service Coverage Ratio As defined below	Contract Rate
≥ 1:40: 1 but < 1.75:1	LIBOR + 5.52%
≥ 1:75: 1 but < 2.00:1	LIBOR + 5.02%
≥ 2.00: 1 but < 2.25:1	LIBOR + 4.52%
≥ 2.25: 1 but < 2.50:1	LIBOR + 4.02%
>2.50: 1	LIBOR + 3.50%

Downward adjustments will only take effect (and only remain effective) provided no default has occurred and is continuing.

        "Debt Service Coverage Ratio" shall be computed using the following formula:

    EBITDA (defined as Q1 '05 × 4, Q2 '05 × 2, Q3 '05 and thereafter on a rolling 12 month basis) - Unfunded Capex (excluding the first $6,000,000 and the unfunded calculation only applies to unfunded payments expected to be made in the next 12 months) - Less Dividends] divided by [principal and interest payments on indebtedness for borrowed money due in the next twelve months]

        The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

        This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "Security Agreement").

        Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

        The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the sum of:

  (a)
  the following percentages of the remaining principal balance for the indicated period:

    Prior to the first annual anniversary date of this Note: Not Allowed

    Thereafter and prior to the second annual anniversary date of this Note: Five percent (5%)

    Thereafter and prior to the third annual anniversary date of this Note: Four and One Half percent (4.5%)

    Thereafter and prior to the fourth annual anniversary date of this Note: Four percent (4%)

    and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

        It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended of the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

        The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against anyone or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

        THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with, respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

        No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

        Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

        THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

/s/ JACKLIN GUERRERO (Witness)	By:	/s/ DAVID NASSIF
Jacklin Guerrero (Print Name)	Name:	David Nassif
11570 6th Street, Rancho Cucamonga, CA 91730 (Address)	Title:	CFO
Federal Tax ID: 33-0702205
Address: 11570 6th Street, Rancho Cucamonga, CA 917303

COLLATERAL SCHEDULE NO. 002

        THIS COLLATERAL SCHEDULE NO. 002 is annexed to and made a part of that certain Master Security Agreement dated as of August 1, 2005 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Amphastar Pharmaceuticals, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated September 28, 2005 in the original principal amount of $10,000,000.00.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

"MORTGAGED PROPERTY" AS FURTHER DESCRIBED IN THE DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING DATED SEPTEMBER 28, 2005 BY AMPHASTAR PHARMACEUTICALS, INC. TO CHICAGO TITLE COMPANY FOR THE BENEFIT OF GENERAL ELECTRIC CAPITAL CORPORATION AND THE EQUIPMENT DESCRIBED IN THE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF INCLUDING ALL ADDITIONS, ATTACHMENTS, ACCESSORIES AND ACCESSIONS THERETO, AND ANY AND ALL SUBSTITUTIONS, REPLACEMENTS OR EXCHANGES THEREFOR, AND ALL INSURANCE AND/OR OTHER PROCEEDS THEREOF.

SECURED PARTY:	DEBTOR:
General Electric Capital Corporation	Amphastar Pharmaceuticals, Inc.

By:	By:	/s/ DAVID NASSIF
Name:	Name:	David Nassif
Title:	Title:	CFO
Date:	Date:	September 28, 2005

EXHIBIT A
ACCOUNT 4164288-002

Amphastar Pharmaceuticals, Inc.
Amphastar Pharmaceuticals, Inc.
Asset Listing and Valuation

Item #	Loc.	Bldg	Dept	Description	Manufacture	Serial Number	Purchase Date	Purchase Amount
031405	1	1	441	(1) 100L (2) 50L			12/1/2002	109,740.00
031406	1	1	441	(1) 200L (1) 100L			12/1/2002	98,569.00
031408	1	1	441	(2) 800L TANK			12/1/2002	92,670.00
031407	1	1	441	(2)400L (1)200L			12/1/2002	112,744.00
030405	1	1	441	100L TANK MODIFICATION			3/31/2003	26,081.89
031105	1	1	441	20L TANK STABLIZER			11/30/2003	624.95
030406	1	1	441	2ML VIAL TRANSFER SYS			3/31/2003	31,898.28
031206	1	1	441	3/4" CHECK VALVES			12/31/2003	8,113.58
040302	1	1	441	A01-003 LINE 1 SETUP			3/1/2004	402,565.67
040303	1	1	441	A01-005 LINE 2 SETUP			3/1/2004	1,074,646.82
040304	1	1	441	A02-001 LINE 3 SETUP			3/1/2004	493,108.64
031324	1	1	441	AD INTERFACE			12/1/2002	4,859.67
031351	1	1	441	AIR BORNE PARTICLE			4/22/1998	3,598.86
031358	1	1	441	ALGRA6 3668803 Centrifuge Allegra 6	Beckman Coulter		12/1/2002	10,841.43
031409	1	1	441	ALLIANCE SYSTEMS Separators Modules	Alliance/Waters	2695/2996	12/1/2002	167,806.00
030702	1	1	441	ALTAIR REFRIGERATOR			7/24/2003	2,586.00
031127	1	1	441	ANALYST 300			12/1/2002	2,814.29
031443	1	1	441	ANALYZER ACL 900 LINE2 Coagulation Analyzer ACL 9000	Beckman Coulter		12/1/2002	68,106.00
031403	1	1	441	ARPECO INSPECTOR			12/1/2002	12,693.00
031119	1	1	441	ATTRITOR-HD			12/1/2002	9,739.88
031016	1	1	441	AUTOCLAVE BAGGED PQ			9/30/2003	18,214.87
031048	1	1	441	AUTOCLAVE LINE 1			10/1/2003	11,692.92
031013	1	1	441	AUTOCLAVE PQ 1,2,3			9/30/2003	242,944.47
031009	1	1	441	AUTOCLAVE PQ LINE 1			9/30/2003	14,420.17
031444	1	1	441	BD FILLER LINE2 ADDITION			12/1/2002	567,098.19
031449	1	1	441	BD FILLER PURCHASE			12/1/2002	567,791.00
031560	1	1	441	BENCH TOP CONTROLLER			12/1/2002	3,239.51
031029	1	1	441	BENZ ENG COMP/AIR 10PQ			9/30/2003	3,862.78
031421	1	1	441	BOOSTER SYSTEM			12/1/2002	5,141.00
031392	1	1	441	CAPPING EQUIPMENT			12/1/2002	146,609.00
021006	1	1	441	CART			10/1/2002	2,149.00
031017	1	1	441	CIP/SIP 1Q LINE 3			9/30/2003	9,742.72
031359	1	1	441	CIP/SIP SYS (GPMP)			12/1/2002	390,919.00
031384	1	1	441	CIP/SIP SYSTEM (HARTEL)			12/1/2002	383,720.33
031123	1	1	441	CIRCULATOR			12/1/2002	2,673.66
031448	1	1	441	COMPOUNDING EQ II LINE2			12/1/2002	115,505.00
031445	1	1	441	COMPOUNDING EQ LINE2			12/1/2002	4,533.00
031092	1	1	441	COMPRESSED AIR			10/1/2003	503.84
031411	1	1	441	COMPRESSOR			12/1/2002	118,529.00
031360	1	1	441	CONVEYOR LINE #1			12/1/2002	196,726.00
031393	1	1	441	CONVEYOR LINE #3			12/1/2002	69,020.00
031446	1	1	441	CONVEYOR-LINE#2			12/1/2002	10,726.00
031125	1	1	441	DA TANK			12/1/2002	5,867.79
031361	1	1	441	DCI STOPPER WASHER			12/1/2002	29,655.00
031362	1	1	441	DEPUROGENATION OVEN			12/1/2002	235,739.86
031394	1	1	441	DEPUROGENATION OVEN			12/1/2002	209,587.00
031385	1	1	441	DEPUROGENATION TUNNEL			12/1/2002	958,634.00
031395	1	1	441	DESPATCH SYSTEM			12/1/2002	35,170.73
031103	1	1	441	DESPATCH TUNNEL			11/30/2003	70,408.86
031109	1	1	441	DESPATCH TUNNEL			11/30/2003	9,885.39
031128	1	1	441	DETECTOR			12/1/2002	5,191.31
031129	1	1	441	DIGITAL CALIBRATION			12/1/2002	2,653.79
031130	1	1	441	DISPENSER			12/1/2002	4,178.55
031131	1	1	441	DISTILLATION SET			12/1/2002	4,209.64
031008	1	1	441	DRIVE SERVI 3.4KVA			10/27/2003	2,517.37
031036	1	1	441	E001 CP			9/30/2003	419.27
031424	1	1	441	EM EQUIPMENT			12/1/2002	49,096.00
031425	1	1	441	EM PROGRAM			12/1/2002	30,511.00
031301	1	1	441	EMULSIFIER MIXER			12/1/2002	28,055.83
031348	1	1	441	EQUIPMENT TANK-APCL			1/1/1998	39,802.75
031427	1	1	441	EXHAUST HOOK			12/1/2002	36,558.00
030901	1	1	441	EXTERNAL VIAL WASHER			9/1/2003	2,265.33
030506	1	1	441	FEEDER BOWL			5/30/2003	8,263.35
031363	1	1	441	FILLING AND STOPPING TL			12/1/2002	1,156,313.80
031396	1	1	441	FILLING EQUIPMENT			12/1/2002	246,517.00
031055	1	1	531	FINISHED PROD REF#1			9/30/2003	12,866.41
031063	1	1	531	FINISHED PROD REF#1			10/1/2003	1,211.24
031050	1	1	531	FINISHED PROD REF#2			9/30/2003	14,545.88
031062	1	1	531	FINISHED PROD REF#2			10/1/2003	1,652.13
031051	1	1	531	FINISHED PROD REF#3			9/30/2003	5,955.07
031061	1	1	531	FINISHED PROD REFRIGER 3			10/1/2003	7,604.88
031352	1	1	441	FISHER ISOTEMP WATER INC			5/6/1998	7,798.56
031304	1	1	441	FLOW HOOD			12/1/2002	44,910.54
031364	1	1	441	FOW/SO AUTOCLAVE (SP)			12/1/2002	728,288.92
031397	1	1	441	FOW/SP AUTOCLAVE			12/1/2002	165,119.00
031447	1	1	441	FOW/SP AUTOCLAVE LINE2			12/1/2002	330,198.00
031365	1	1	441	FREEZER FRYER			12/1/2002	902,008.15
031307	1	1	441	FUME HOOD			12/1/2002	7,310.91

031355	1	1	441	GAITRONIC 295F CLEAN		12/31/1998	3,991.18
031313	1	1	441	GH HORIZ ROTOR		12/1/2002	3,249.05
031366	1	1	441	GMP AUTOCLAVE		12/1/2002	205,539.00
030505	1	1	441	HCS300		5/6/2003	9,826.64
031430	1	1	441	HEPA FAN		12/1/2002	2,808.00
031431	1	1	441	HEPA FILTERS		12/1/2002	14,410.00
031311	1	1	441	HOME MADE EQUIPMENT		1/1/2002	147,037.00
031386	1	1	441	HOMOGENIZER EQUIPMENT		12/1/2002	412,140.00
031367	1	1	441	HOOD LINE #1		12/1/2002	6,223.00
031107	1	1	441	HULL LYO COMPRESSOR		11/20/2003	11,333.62
031047	1	1	441	HULL LYOPHILIZER		10/1/2003	1,343.58
030909	1	1	441	HULL LYOPILIZER LINE 1		9/30/2003	36,269.50
031033	1	1	441	INLINE MIXER 10Q		9/30/2003	3,358.94
040804	1	1	531	KF OVEN		8/23/2004	8,499.32
031413	1	1	441	LC/MS GCM-HPLC 1100 Series	Hewlett-Packard	12/1/2002	244,466.00
031319	1	1	441	LINE 1 & 3 UPDATE		12/1/2002	78,714.35
031044	1	1	441	LINE 1 150L TANKS		10/1/2003	1,035.69
050201	1	1	441	LINE 1 SETUP UPGRADE		3/23/2004	84,542.19
031045	1	1	441	LINE 1 TANKS		10/1/2003	9,000.48
031037	1	1	441	LINE 1 UPDATE		9/30/2003	7,915.43
031035	1	1	441	LINE 1 UPDATE		10/31/2003	18,586.35
031104	1	1	441	LINE 1 UPDATE		11/7/2003	548.05
031201	1	1	441	LINE 1 UPDATE		12/5/2003	4,016.29
031202	1	1	441	LINE 1 UPDATE		12/5/2003	6,282.90
031043	1	1	441	LINE 1 UPDATE AD		9/30/2003	9,876.72
031038	1	1	441	LINE 2 UPDATE		9/30/2003	4,037.46
031049	1	1	441	LINE 3 100L TANKS		10/1/2003	4,310.68
030903	1	1	441	LINE 3 TRAYLOADER		9/1/2003	1,714.30
031039	1	1	441	LINE 3 UPDATE		9/30/2003	105,525.49
031034	1	1	441	LINE 3 UPDATE		10/16/2003	265.82
031007	1	1	441	LINE UPDATE		10/8/2003	2,118.46
031320	1	1	441	LUNA METHOD		12/1/2002	2,420.10
031046	1	1	441	LYTZEN OVEN LINE 1		10/1/2003	3,107.02
031042	1	1	441	LYZEN OVEN 10ML		9/30/2003	3,358.94
031011	1	1	441	LYZEN OVEN PQ LINE 1		9/30/2003	204,698.21
031368	1	1	441	MENGIBAR TRAY LOADER		12/1/2002	208,298.00
031369	1	1	441	MENGIBAR VIAL WASHER		12/1/2002	331,093.93
031398	1	1	441	MENGIBAR VIAL WASHER		12/1/2002	302,589.00
031012	1	1	441	MENGIBAR VIAL/W LINE 1		9/30/2003	126,169.17
031022	1	1	441	MENGIBARTRAYLOADER 10Q		9/30/2003	267.36
031370	1	1	441	MIXER		12/1/2002	38,938.41
031321	1	1	441	MIXERS		12/1/2002	77,946.91
030404	1	1	441	MK DGF-P 2001 CONVEYOR		4/16/2003	2,489.56
031040	1	1	441	MP		9/30/2003	7,778.09
031323	1	1	441	MP-1 W/BOT		12/1/2002	2,561.29
031404	1	1	441	MPA COMPOUNDING		12/1/2002	7,327.00
031014	1	1	441	MPA EQUIPMENT 1,2,3		9/30/2003	31,444.21
031015	1	1	441	MPA EQUIPMENT PQ 1,2.3		9/30/2003	49,535.53
031433	1	1	441	MUELLER TANKS		12/1/2002	36,593.25
031325	1	1	441	MULTI-PARAMETER MONITOR		12/1/2002	2,387.78
031349	1	1	441	OVEN ISOTEMP PRO.		2/4/1998	2,719.83
031326	1	1	441	OVENS		12/1/2002	22,745.13
031434	1	1	441	OZONE DESTRUCTION UNIT		12/1/2002	22,207.00
031327	1	1	441	PACKED INLET WITH EPC		12/1/2002	5,209.20
031373	1	1	441	PARTICLE COUNTER SYSTEM		12/1/2002	153,408.00
031332	1	1	441	PLATE STAND		12/1/2002	4,630.83
031333	1	1	441	PLATES		12/1/2002	13,819.38
031414	1	1	441	PROCESS TANK		12/1/2002	158,331.00
031387	1	1	441	PROPOFOL CONTROL SYSTEM		12/1/2002	19,461.00
031388	1	1	441	PROPOFOL LINE PROJECT		12/1/2002	228,515.00
031389	1	1	441	PROPOFOL PIPING PROJECT		12/1/2002	36,077.00
031383	1	1	441	PUMP		12/1/2002	5,589.00
030202	1	1	441	PUMP MOTORS		2/6/2003	6,669.82
031402	1	1	441	PUMPS		12/1/2002	35,641.34
031399	1	1	441	QUATERNARY PUMP		12/1/2002	50,648.00
031374	1	1	441	RCS HIGH FLOW		12/1/2002	13,033.00
031312	1	1	441	REFRIGERATOR		12/1/2002	8,494.00
031436	1	1	441	RO SYSTEM		12/1/2002	358,387.00
031437	1	1	441	RO TANK		12/1/2002	81,429.00
031339	1	1	441	ROTARY EVAPORATOR		12/1/2002	3,815.05
031023	1	1	441	ROTARY STERILIZER MPA		9/30/2003	49,954.64
031024	1	1	441	ROTARY STERILIZER PQ		9/30/2003	95,160.84
031340	1	1	441	SARNS PUMP MACHINE		12/1/2002	7,406.23
031375	1	1	441	SARTOCHECK		12/1/2002	23,048.00

031400	1	1	441	SARTOCHECK TESTER	12/1/2002	29,026.00
031342	1	1	441	SIMULATOR	12/1/2002	6,322.69
031415	1	1	441	SIS STRUCTURE & CEILING	12/1/2002	169,516.00
031343	1	1	441	SKYLE TECH	12/1/2002	2,840.34
031041	1	1	441	SSMB CONTROL RELEASE	9/30/2003	118.86
031416	1	1	441	STEAM AUTOCLAVE	12/1/2002	649,300.00
031439	1	1	441	STERILIZER CART	12/1/2002	37,276.00
031417	1	1	441	STOPPER WASHER SYSTEM	12/1/2002	87,979.00
031418	1	1	441	SUMP TANK SYSTEM	12/1/2002	55,334.00
031108	1	1	441	TANK MIXER LIFT DEVICE	11/30/2003	1,041.58
031377	1	1	441	TANKS	12/1/2002	22,563.14
031401	1	1	441	TANKS	12/1/2002	9,166.00
030504	1	1	441	TE4000 WIRE FLEXIBLE	5/9/2003	3,159.30
031025	1	1	441	TL FILLER 10ML LINE 3	9/30/2003	64,742.17
031345	1	1	441	TOP MIXER	12/1/2002	16,799.05
031378	1	1	441	TRAY PACKER	12/1/2002	80,990.00
031056	1	1	441	TUNNEL	10/1/2003	2,758.51
030204	1	1	441	TUNNEL DATA RECORDER	2/25/2003	2,108.96
031026	1	1	441	TUNNEL LOQ AMP LINE 3	9/30/2003	55,044.43
031027	1	1	441	TUNNEL OQ LINE 3	9/30/2003	18,474.17
031028	1	1	441	TUNNEL PQ	9/30/2003	14,275.50
031346	1	1	441	TURBO MIXER	12/1/2002	21,590.61
031550	1	1	441	UNIVERSAL FID	12/1/2002	5,303.01
031440	1	1	441	VACUUM PUMP	12/1/2002	27,595.00
050305	1	1	441	VAL CORT EQUIP A03-007	12/31/1998	82,563.00
031551	1	1	441	VERIFIER	12/1/2002	950.90
031552	1	1	441	VFD	12/1/2002	10,160.82
031379	1	1	441	VIAL CAPPER	12/1/2002	278,797.00
031380	1	1	441	VIAL FILLER	12/1/2002	488,386.00
030907	1	1	441	VIAL PACKER	9/1/2003	5,081.68
031553	1	1	441	WASH DOWN PUMP	12/1/2002	3,869.63
031441	1	1	441	WATER DISTILLATION PLANT	12/1/2002	409,922.00
031554	1	1	441	WATER HEATER	12/1/2002	1,850.12
031382	1	1	441	WEST CAPPER	12/1/2002	186,612.00
031031	1	1	441	WFI INITIAL PROCESS	9/30/2003	119,000.56
031442	1	1	441	WFI TANK	12/1/2002	99,727.00
031356	1	1	441	WORKING TABLES	9/14/1998	3,816.44
031120	1	1	441	BAND SAW	12/1/2002	1,224.83
031371	1	1	441	MOLD EQUIPMENT	12/1/2002	316,764.00
021007	1	1	441	WORK BENCH	10/1/2002	393.00
031030	1	1	441	CATERPILLAR EMERGENCY	9/30/2003	8,625.01
031410	1	1	441	CATERPILLAR GENERATOR	12/1/2002	73,750.00
031300	1	1	441	ELECTRICAL EQUIPMENT	12/1/2002	1,805.79
030808	1	1	442	ELECTRICAL WIRES	7/31/2003	30,551.32
031308	1	1	441	GENERATOR BREAKER	12/1/2002	2,585.86
031432	1	1	441	HIGH VOLTAGE POWER	12/1/2002	7,039.00
040205	1	1	524	42" ROUND TABLE MAVINS	1/9/2004	517.44
050315	1	1	524	BOOKCASE & DRAWERS	2/8/2005	1,129.05
021111	1	1	719	CABINET	11/1/2002	2,025.00
050105	1	1	719	COUNTER SHOWCASE	10/22/2004	669.14
000143	1	1	548	F & F	1/1/2000	3,314.00
029003	1	1	549	F & F	9/1/2002	705.00
010143	1	1	548	F&F	1/1/2001	2,358.00
021252	1	1	548	F&F	1/1/2002	1,010.00
980411	1	1	551	FF	4/1/1998	227.00
980412	1	1	552	FF	4/1/1998	49.00
980413	1	1	553	FF	4/1/1998	178.00
980414	1	1	689	FF	4/1/1998	49.00
980415	1	1	711	FF	4/1/1998	32.00
980417	1	1	719	FF	4/1/1998	259.00
980418	1	1	771	FF	4/1/1998	16.00
980419	1	1	772	FF	4/1/1998	97.00
980420	1	1	854	FF	4/1/1998	146.00
980422	1	1	871	FF	4/1/1998	49.00
980615	1	1	551	FF	6/1/1998	66.00
980616	1	1	552	FF	6/1/1998	14.00
980617	1	1	553	FF	6/1/1998	52.00
980618	1	1	689	FF	6/1/1998	14.00
980619	1	1	711	FF	6/1/1998	9.00
980621	1	1	719	FF	6/1/1998	76.00
980622	1	1	771	FF	6/1/1998	5.00
980623	1	1	772	FF	6/1/1998	28.00
980624	1	1	854	FF	6/1/1998	43.00
980626	1	1	871	FF	6/1/1998	14.00
980999	1	1	441	FF	9/1/1998	100.00
989002	1	1	511	FF	9/1/1998	7.00
980992	1	1	522	FF	9/1/1998	7.00
980990	1	1	524	FF	9/1/1998	85.00
989001	1	1	531	FF	9/1/1998	50.00
980910	1	1	551	FF	9/1/1998	100.00

980911	1	1	552	FF	9/1/1998	21.00
980912	1	1	553	FF	9/1/1998	78.00
980913	1	1	689	FF	9/1/1998	21.00
980914	1	1	711	FF	9/1/1998	14.00
980916	1	1	719	FF	9/1/1998	114.00
980917	1	1	771	FF	9/1/1998	7.00
980918	1	1	772	FF	9/1/1998	43.00
980919	1	1	854	FF	9/1/1998	64.00
980921	1	1	871	FF	9/1/1998	21.00
981288	1	1	549	FF	12/1/1998	952.00
981289	1	1	551	FF	12/1/1998	101.00
981290	1	1	551	FF	12/1/1998	13,334.00
981291	1	1	552	FF	12/1/1998	22.00
981292	1	1	552	FF	12/1/1998	2,857.00
981293	1	1	553	FF	12/1/1998	80.00
981294	1	1	553	FF	12/1/1998	10,476.00
981295	1	1	689	FF	12/1/1998	22.00
981296	1	1	689	FF	12/1/1998	2,857.00
981297	1	1	711	FF	12/1/1998	14.00
981298	1	1	711	FF	12/1/1998	1,905.00
981301	1	1	719	FF	12/1/1998	116.00
981302	1	1	719	FF	12/1/1998	15,239.00
981303	1	1	771	FF	12/1/1998	7.00
981304	1	1	771	FF	12/1/1998	952.00
981305	1	1	772	FF	12/1/1998	43.00
981306	1	1	772	FF	12/1/1998	5,714.00
981307	1	1	854	FF	12/1/1998	65.00
981308	1	1	854	FF	12/1/1998	8,572.00
981311	1	1	871	FF	12/1/1998	22.00
981312	1	1	871	FF	12/1/1998	2,857.00
000144	1	1	549	FF	1/1/2000	1,105.00
000145	1	1	551	FF	1/1/2000	15,463.00
000146	1	1	552	FF	1/1/2000	3,314.00
000147	1	1	553	FF	1/1/2000	12,150.00
000148	1	1	689	FF	1/1/2000	3,314.00
000149	1	1	711	FF	1/1/2000	2,209.00
000151	1	1	719	FF	1/1/2000	17,672.00
000152	1	1	771	FF	1/1/2000	1,105.00
000153	1	1	772	FF	1/1/2000	6,627.00
000154	1	1	854	FF	1/1/2000	9,941.00
000156	1	1	871	FF	1/1/2000	3,314.00
010144	1	1	549	FF	1/1/2001	786.00
010145	1	1	551	FF	1/1/2001	11,005.00
010146	1	1	552	FF	1/1/2001	2,358.00
010147	1	1	553	FF	1/1/2001	8,647.00
010149	1	1	711	FF	1/1/2001	1,572.00
010159	1	1	719	FF	1/1/2001	12,577.00
010151	1	1	771	FF	1/1/2001	786.00
010152	1	1	772	FF	1/1/2001	4,716.00
010155	1	1	854	FF	1/1/2001	7,075.00
010160	1	1	871	FF	1/1/2001	2,358.00
021253	1	1	549	FF	1/1/2002	337.00
021254	1	1	551	FF	1/1/2002	4,714.00
021255	1	1	552	FF	1/1/2002	1,010.00
021256	1	1	553	FF	1/1/2002	3,704.00
021301	1	1	711	FF	1/1/2002	673.00
021303	1	1	719	FF	1/1/2002	5,388.00
021304	1	1	771	FF	1/1/2002	337.00
021305	1	1	772	FF	1/1/2002	2,020.00
021306	1	1	854	FF	1/1/2002	3,031.00
021308	1	1	871	FF	1/1/2002	1,010.00
029004	1	1	551	FF	9/1/2002	9,875.00
029005	1	1	552	FF	9/1/2002	2,116.00
029006	1	1	553	FF	9/1/2002	7,759.00
029008	1	1	711	FF	9/1/2002	1,411.00
029010	1	1	719	FF	9/1/2002	11,286.00
029011	1	1	771	FF	9/1/2002	705.00
029012	1	1	772	FF	9/1/2002	4,232.00
029013	1	1	854	FF	9/1/2002	6,348.00
029015	1	1	871	FF	9/1/2002	2,116.00
050103	1	1	524	FILING CABINETS	11/15/2004	438.29
980403	1	1	441	FURNITURE	4/1/1998	227.00
980404	1	1	511	FURNITURE	4/1/1998	16.00
980405	1	1	522	FURNITURE	4/1/1998	16.00
980406	1	1	524	FURNITURE	4/1/1998	195.00
980407	1	1	531	FURNITURE	4/1/1998	114.00
980408	1	1	545	FURNITURE	4/1/1998	341.00
980409	1	1	548	FURNITURE	4/1/1998	49.00
980410	1	1	549	FURNITURE	4/1/1998	16.00
980607	1	1	441	FURNITURE	6/1/1998	65.68
980608	1	1	511	FURNITURE	6/1/1998	5.00
980609	1	1	522	FURNITURE	6/1/1998	5.00

980610	1	1	524	FURNITURE	6/1/1998	57.00
980611	1	1	531	FURNITURE	6/1/1998	33.00
980612	1	1	545	FURNITURE	6/1/1998	100.00
980613	1	1	548	FURNITURE	6/1/1998	14.00
980614	1	1	549	FURNITURE	6/1/1998	5.00
980907	1	1	545	FURNITURE	9/1/1998	149.00
980908	1	1	548	FURNITURE	9/1/1998	21.00
980909	1	1	549	FURNITURE	9/1/1998	7.00
981273	1	1	441	FURNITURE	12/1/1998	101.00
981274	1	1	441	FURNITURE	12/1/1998	13,334.00
981275	1	1	511	FURNITURE	12/1/1998	7.00
981276	1	1	511	FURNITURE	12/1/1998	952.00
981277	1	1	522	FURNITURE	12/1/1998	7.00
981278	1	1	522	FURNITURE	12/1/1998	952.00
981279	1	1	524	FURNITURE	12/1/1998	87.00
981280	1	1	524	FURNITURE	12/1/1998	11,429.00
981281	1	1	531	FURNITURE	12/1/1998	51.00
981282	1	1	531	FURNITURE	12/1/1998	6,667.00
981283	1	1	545	FURNITURE	12/1/1998	152.00
981284	1	1	545	FURNITURE	12/1/1998	20,001.00
981285	1	1	548	FURNITURE	12/1/1998	22.00
981286	1	1	548	FURNITURE	12/1/1998	2,857.00
981287	1	1	549	FURNITURE	12/1/1998	7.00
000142	1	1	545	FURNITURE	1/1/2000	23,195.00
000137	1	1	441	FURNITURE & FIXTURE	1/1/2000	15,463.00
020197	1	1	441	FURNITURE & FIXTURE	1/1/2002	4,714.00
020998	1	1	524	FURNITURE & FIXTURE	9/1/2002	8,465.00
020995	1	1	441	FURNITURE &FIXTURE	9/1/2002	9,875.00
000138	1	1	511	FURNITURE AND FIXTURE	1/1/2000	1,105.00
000140	1	1	524	FURNITURE AND FIXTURE	1/1/2000	13,254.00
000141	1	1	531	FURNITURE AND FIXTURE	1/1/2000	7,732.00
010137	1	1	441	FURNITURE AND FIXTURE	1/1/2001	11,005.00
010138	1	1	511	FURNITURE AND FIXTURE	1/1/2001	786.00
010139	1	1	522	FURNITURE AND FIXTURE	1/1/2001	786.00
010170	1	1	522	FURNITURE AND FIXTURE	1/1/2001	1,105.00
010140	1	1	524	FURNITURE AND FIXTURE	1/1/2001	9,433.00
010141	1	1	531	FURNITURE AND FIXTURE	1/1/2001	5,502.00
020198	1	1	511	FURNITURE AND FIXTURE	1/1/2002	337.00
020199	1	1	522	FURNITURE AND FIXTURE	1/1/2002	337.00
021200	1	1	524	FURNITURE AND FIXTURE	1/1/2002	4,041.00
021250	1	1	531	FURNITURE AND FIXTURE	1/1/2002	2,357.00
020996	1	1	511	FURNITURE AND FIXTURE	9/1/2002	705.00
020997	1	1	522	FURNITURE AND FIXTURE	9/1/2002	705.00
020999	1	1	531	FURNITURE AND FIXTURE	9/1/2002	4,938.00
029002	1	1	548	FURNITURE AND FIXTURE	9/1/2002	2,116.00
050104	1	1	524	METAL BOOKCASE	12/14/2004	483.32
031299	1	1	719	METAL OPEN BOOKCASE	12/10/2003	2,419.39
031002	1	1	551	MP	9/30/2003	200.39
050301	1	1	524	OFFICE FURNITURES	2/2/2005	1,898.93
021110	1	1	719	REFERENCE TABLE	11/1/2002	432.00
031473	1	1	524	REFRIGERATOR	12/1/2002	1,171.00
031419	1	1	441	A/C COMPRESSOR	12/1/2002	3,027.00
031336	1	1	441	AHU	12/1/2002	4,661.20
031420	1	1	441	BOILER CONTROL	12/1/2002	2,989.00
031422	1	1	441	CHILLER	12/1/2002	198,092.00
031423	1	1	441	COOLING TOWER	12/1/2002	80,284.00
031428	1	1	441	FACILITY BOILER	12/1/2002	2,744.00
031095	1	1	441	HVAC PQ LINE 1	9/30/2003	262,413.48
031093	1	1	441	HVAC PQ LINE 3	9/30/2003	3,358.94
031094	1	1	441	HVAC PRESSURE/M 1,2,3	9/30/2003	133,412.82
030803	1	1	441	MCQUAY CHILLER AGZ07OBS	8/12/2003	29,875.00
030602	1	1	531	WALK-IN COOLER	6/23/2003	8,768.25
030952	1	1	531	WALK-IN COOLER	9/1/2003	2,449.00
031099	1	1	531	WALK-IN COOLER CON	10/1/2003	1,139.53
031060	1	1	531	WALK-IN REFRIGERATOR	10/1/2003	5,542.25
031058	1	1	531	WALKING REF 10PQ	9/30/2003	11,074.21
031435	1	1	441	PURE STEAM GENERATOR	12/1/2002	152,382.00
030408	1	1	531	PURE STEAM TEST DEVICE	3/31/2003	19,592.03
031438	1	1	441	STEAM BOILER	12/1/2002	215,561.00
031450	1	1	441	BALERS SET	9/1/2001	32,091.20
031493	1	1	546	CROWN FORKLIFT	12/1/2002	24,795.00
031495	1	1	546	CROWN FORKLIFT DOWN	12/1/2002	10,114.00
040704	1	1	546	CROWN LIFT TRUCK	4/21/2004	26,855.61
031472	1	1	524	FIRE EXTINGUISHER CART	12/1/2002	3,096.00
040501	1	1	719	LADDER	5/18/2004	8,070.48
031322	1	1	441	MOTOROLA RADIOS	12/1/2002	8,196.12
031338	1	1	441	RADIOS	12/1/2002	4,284.43
031494	1	1	546	SCISSORLIFT	12/1/2002	14,113.00
031341	1	1	441	SCRUBBER BUFFER	12/1/2002	2,821.68
050314	1	1	772	ACROBAT PRO 7.0 SOFTWARE	2/15/2005	418.26

981213	1	1	441	SOFTWARE	12/1/1998	503.00
981214	1	1	441	SOFTWARE	12/1/1998	1,463.00
981215	1	1	441	SOFTWARE	12/1/1998	2,331.00
981216	1	1	511	SOFTWARE	12/1/1998	50.00
981217	1	1	511	SOFTWARE	12/1/1998	146.00
981218	1	1	511	SOFTWARE	12/1/1998	233.00
981219	1	1	522	SOFTWARE	12/1/1998	50.00
981220	1	1	522	SOFTWARE	12/1/1998	146.00
981221	1	1	522	SOFTWARE	12/1/1998	233.00
981222	1	1	524	SOFTWARE	12/1/1998	252.00
981223	1	1	524	SOFTWARE	12/1/1998	731.00
981224	1	1	524	SOFTWARE	12/1/1998	1,166.00
981225	1	1	531	SOFTWARE	12/1/1998	352.00
981226	1	1	531	SOFTWARE	12/1/1998	1,024.00
981227	1	1	531	SOFTWARE	12/1/1998	1,632.00
981228	1	1	545	SOFTWARE	12/1/1998	1,057.00
981229	1	1	545	SOFTWARE	12/1/1998	3,072.00
981230	1	1	545	SOFTWARE	12/1/1998	4,895.00
981231	1	1	548	SOFTWARE	12/1/1998	151.00
981232	1	1	548	SOFTWARE	12/1/1998	439.00
981233	1	1	548	SOFTWARE	12/1/1998	699.00
981234	1	1	549	SOFTWARE	12/1/1998	50.00
981235	1	1	549	SOFTWARE	12/1/1998	146.00
981236	1	1	549	SOFTWARE	12/1/1998	233.00
981237	1	1	551	SOFTWARE	12/1/1998	705.00
981238	1	1	551	SOFTWARE	12/1/1998	2,048.00
981239	1	1	551	SOFTWARE	12/1/1998	3,263.00
981240	1	1	552	SOFTWARE	12/1/1998	151.00
981241	1	1	552	SOFTWARE	12/1/1998	439.00
981242	1	1	552	SOFTWARE	12/1/1998	699.00
981243	1	1	553	SOFTWARE	12/1/1998	554.00
981244	1	1	553	SOFTWARE	12/1/1998	1,609.00
981245	1	1	553	SOFTWARE	12/1/1998	2,564.00
981246	1	1	689	SOFTWARE	12/1/1998	151.00
981247	1	1	689	SOFTWARE	12/1/1998	439.00
981248	1	1	689	SOFTWARE	12/1/1998	699.00
981249	1	1	711	SOFTWARE	12/1/1998	101.00
981250	1	1	711	SOFTWARE	12/1/1998	293.00
981255	1	1	719	SOFTWARE	12/1/1998	453.00
981256	1	1	719	SOFTWARE	12/1/1998	1,317.00
981257	1	1	719	SOFTWARE	12/1/1998	2,098.00
981258	1	1	771	SOFTWARE	12/1/1998	50.00
981259	1	1	771	SOFTWARE	12/1/1998	146.00
981260	1	1	771	SOFTWARE	12/1/1998	233.00
981261	1	1	772	SOFTWARE	12/1/1998	1,208.00
981262	1	1	772	SOFTWARE	12/1/1998	3,511.00
981263	1	1	772	SOFTWARE	12/1/1998	5,594.00
981264	1	1	854	SOFTWARE	12/1/1998	453.00
981265	1	1	854	SOFTWARE	12/1/1998	1,317.00
981266	1	1	854	SOFTWARE	12/1/1998	2,098.00
981270	1	1	871	SOFTWARE	12/1/1998	151.00
981271	1	1	871	SOFTWARE	12/1/1998	439.00
981272	1	1	871	SOFTWARE	12/1/1998	699.00
000157	1	1	441	SOFTWARE	1/1/2000	569.00
000159	1	1	511	SOFTWARE	1/1/2000	57.00
000101	1	1	522	SOFTWARE	1/1/2000	57.00
000103	1	1	524	SOFTWARE	1/1/2000	285.00
000105	1	1	531	SOFTWARE	1/1/2000	398.00
000107	1	1	545	SOFTWARE	1/1/2000	1,195.00
000109	1	1	548	SOFTWARE	1/1/2000	171.00
000111	1	1	549	SOFTWARE	1/1/2000	57.00
000113	1	1	551	SOFTWARE	1/1/2000	797.00
000115	1	1	552	SOFTWARE	1/1/2000	171.00
000117	1	1	553	SOFTWARE	1/1/2000	626.00
000119	1	1	689	SOFTWARE	1/1/2000	171.00
000121	1	1	711	SOFTWARE	1/1/2000	114.00
000125	1	1	719	SOFTWARE	1/1/2000	512.00
000127	1	1	771	SOFTWARE	1/1/2000	57.00
000129	1	1	772	SOFTWARE	1/1/2000	1,366.00
000131	1	1	854	SOFTWARE	1/1/2000	512.00
000135	1	1	871	SOFTWARE	1/1/2000	171.00
010153	1	1	441	SOFTWARE	1/1/2001	981.00
010156	1	1	511	SOFTWARE	1/1/2001	98.00
010101	1	1	522	SOFTWARE	1/1/2001	98.00
010103	1	1	524	SOFTWARE	1/1/2001	491.00
010105	1	1	531	SOFTWARE	1/1/2001	687.00
010109	1	1	548	SOFTWARE	1/1/2001	294.00
010111	1	1	549	SOFTWARE	1/1/2001	98.00
010113	1	1	551	SOFTWARE	1/1/2001	1,374.00
010115	1	1	552	SOFTWARE	1/1/2001	294.00
010117	1	1	553	SOFTWARE	1/1/2001	1,079.00
010121	1	1	711	SOFTWARE	1/1/2001	196.00

010122	1	1	711	SOFTWARE	1/1/2001	1,728.00
010125	1	1	719	SOFTWARE	1/1/2001	883.00
010127	1	1	771	SOFTWARE	1/1/2001	98.00
010129	1	1	772	SOFTWARE	1/1/2001	2,355.00
010131	1	1	854	SOFTWARE	1/1/2001	883.00
010135	1	1	871	SOFTWARE	1/1/2001	294.00
020158	1	1	441	SOFTWARE	1/1/2002	263.00
020160	1	1	511	SOFTWARE	1/1/2002	26.00
020162	1	1	522	SOFTWARE	1/1/2002	26.00
020164	1	1	524	SOFTWARE	1/1/2002	132.00
020166	1	1	531	SOFTWARE	1/1/2002	184.00
020170	1	1	548	SOFTWARE	1/1/2002	79.00
020172	1	1	549	SOFTWARE	1/1/2002	26.00
020174	1	1	551	SOFTWARE	1/1/2002	368.00
020176	1	1	552	SOFTWARE	1/1/2002	79.00
021309	1	1	553	SOFTWARE	1/1/2002	289.00
020181	1	1	711	SOFTWARE	1/1/2002	53.00
020185	1	1	719	SOFTWARE	1/1/2002	237.00
020187	1	1	771	SOFTWARE	1/1/2002	26.00
020189	1	1	772	SOFTWARE	1/1/2002	632.00
020191	1	1	854	SOFTWARE	1/1/2002	237.00
020195	1	1	871	SOFTWARE	1/1/2002	79.00
020955	1	1	441	SOFTWARE	9/1/2002	560.00
020957	1	1	511	SOFTWARE	9/1/2002	56.00
020959	1	1	522	SOFTWARE	9/1/2002	56.00
020961	1	1	524	SOFTWARE	9/1/2002	280.00
020963	1	1	531	SOFTWARE	9/1/2002	392.00
020967	1	1	548	SOFTWARE	9/1/2002	168.00
020969	1	1	549	SOFTWARE	9/1/2002	56.00
020971	1	1	551	SOFTWARE	9/1/2002	784.00
020973	1	1	552	SOFTWARE	9/1/2002	168.00
020975	1	1	553	SOFTWARE	9/1/2002	616.00
020979	1	1	711	SOFTWARE	9/1/2002	112.00
020983	1	1	719	SOFTWARE	9/1/2002	504.00
020985	1	1	771	SOFTWARE	9/1/2002	56.00
020987	1	1	772	SOFTWARE	9/1/2002	1,344.00
020989	1	1	854	SOFTWARE	9/1/2002	504.00
020993	1	1	871	SOFTWARE	9/1/2002	168.00
021005	1	1	772	SOFTWARE	10/1/2002	1,514.00
021105	1	1	772	SOFTWARE	11/1/2002	5,474.00
021106	1	1	772	SOFTWARE	11/1/2002	2,737.00
021297	1	1	523	SOFTWARE	12/1/2002	1,087.00
040908	1	1	772	ACER COMPUTER W/MONITOR	9/22/2004	1,534.82
050312	1	1	772	ACER POWER P4 COMPUTER	2/7/2005	2,445.62
021295	1	1	772	AMPNT 7 SERVER	12/1/2002	3,442.00
981090	1	1	531	COMPUTER	10/1/1998	119.00
981032	1	1	553	COMPUTER	10/1/1998	187.00
020178	1	1	553	COMPUTER	1/1/2002	837.00
020186	1	1	719	COMPUTER	1/1/2002	684.00
020976	1	1	553	COMPUTER	9/1/2002	4,760.00
030751	1	1	772	COMPUTER AND PRINTERS	7/25/2003	4,291.01
981002	1	1	441	COMPUTERS	10/1/1998	170.00
981003	1	1	441	COMPUTERS	10/1/1998	911.00
981005	1	1	511	COMPUTERS	10/1/1998	17.00
981006	1	1	511	COMPUTERS	10/1/1998	91.00
981008	1	1	522	COMPUTERS	10/1/1998	17.00
981009	1	1	522	COMPUTERS	10/1/1998	91.00
981011	1	1	524	COMPUTERS	10/1/1998	85.00
981015	1	1	531	COMPUTERS	10/1/1998	638.00
981017	1	1	545	COMPUTERS	10/1/1998	357.00
981018	1	1	545	COMPUTERS	10/1/1998	1,913.00
981020	1	1	548	COMPUTERS	10/1/1998	51.00
981021	1	1	548	COMPUTERS	10/1/1998	273.00
981023	1	1	549	COMPUTERS	10/1/1998	17.00
981024	1	1	549	COMPUTERS	10/1/1998	91.00
981026	1	1	551	COMPUTERS	10/1/1998	238.00
981027	1	1	551	COMPUTERS	10/1/1998	1,275.00
981029	1	1	552	COMPUTERS	10/1/1998	51.00
981030	1	1	552	COMPUTERS	10/1/1998	273.00
981035	1	1	689	COMPUTERS	10/1/1998	51.00
981036	1	1	689	COMPUTERS	10/1/1998	273.00
981038	1	1	711	COMPUTERS	10/1/1998	34.00
981039	1	1	711	COMPUTERS	10/1/1998	182.00
981044	1	1	719	COMPUTERS	10/1/1998	153.00
981045	1	1	719	COMPUTERS	10/1/1998	820.00
981047	1	1	771	COMPUTERS	10/1/1998	17.00
981048	1	1	771	COMPUTERS	10/1/1998	91.00
981050	1	1	772	COMPUTERS	10/1/1998	408.00
981051	1	1	772	COMPUTERS	10/1/1998	2,186.00
981053	1	1	854	COMPUTERS	10/1/1998	153.00
981054	1	1	854	COMPUTERS	10/1/1998	820.00
981059	1	1	871	COMPUTERS	10/1/1998	51.00

981060	1	1	871	COMPUTERS	10/1/1998	273.00
981012	1	1	524	COMPUTERS	10/1/1998	455.00
981033	1	1	553	COMPUTERS	10/1/1998	1,002.00
981251	1	1	711	COMPUTERS	12/1/1998	466.00
000158	1	1	441	COMPUTERS	1/1/2000	6,577.00
000160	1	1	511	COMPUTERS	1/1/2000	658.00
000102	1	1	522	COMPUTERS	1/1/2000	658.00
000104	1	1	524	COMPUTERS	1/1/2000	3,289.00
000106	1	1	531	COMPUTERS	1/1/2000	4,604.00
000108	1	1	545	COMPUTERS	1/1/2000	13,812.00
000110	1	1	548	COMPUTERS	1/1/2000	1,973.00
000112	1	1	549	COMPUTERS	1/1/2000	658.00
000114	1	1	551	COMPUTERS	1/1/2000	9,208.00
000116	1	1	552	COMPUTERS	1/1/2000	1,973.00
000118	1	1	553	COMPUTERS	1/1/2000	7,235.00
000120	1	1	689	COMPUTERS	1/1/2000	1,973.00
000122	1	1	711	COMPUTERS	1/1/2000	1,315.00
000126	1	1	719	COMPUTERS	1/1/2000	5,919.00
000128	1	1	771	COMPUTERS	1/1/2000	658.00
000130	1	1	772	COMPUTERS	1/1/2000	15,785.00
000132	1	1	854	COMPUTERS	1/1/2000	5,919.00
000136	1	1	871	COMPUTERS	1/1/2000	1,973.00
010154	1	1	441	COMPUTERS	1/1/2001	8,641.00
010102	1	1	522	COMPUTERS	1/1/2001	864.00
010104	1	1	524	COMPUTERS	1/1/2001	4,321.00
010106	1	1	531	COMPUTERS	1/1/2001	6,049.00
010110	1	1	548	COMPUTERS	1/1/2001	2,592.00
010112	1	1	549	COMPUTERS	1/1/2001	864.00
010114	1	1	551	COMPUTERS	1/1/2001	12,098.00
010116	1	1	552	COMPUTERS	1/1/2001	2,592.00
010118	1	1	553	COMPUTERS	1/1/2001	9,505.00
010126	1	1	719	COMPUTERS	1/1/2001	7,777.00
010128	1	1	771	COMPUTERS	1/1/2001	864.00
010130	1	1	772	COMPUTERS	1/1/2001	20,739.00
010132	1	1	854	COMPUTERS	1/1/2001	7,777.00
010136	1	1	871	COMPUTERS	1/1/2001	2,592.00
010157	1	1	511	COMPUTERS	1/1/2001	864.00
020159	1	1	441	COMPUTERS	1/1/2002	760.00
020161	1	1	511	COMPUTERS	1/1/2002	76.00
020163	1	1	522	COMPUTERS	1/1/2002	76.00
020165	1	1	524	COMPUTERS	1/1/2002	380.00
020167	1	1	531	COMPUTERS	1/1/2002	532.00
020171	1	1	548	COMPUTERS	1/1/2002	228.00
020173	1	1	549	COMPUTERS	1/1/2002	76.00
020175	1	1	551	COMPUTERS	1/1/2002	1,065.00
020177	1	1	552	COMPUTERS	1/1/2002	228.00
020182	1	1	711	COMPUTERS	1/1/2002	152.00
020188	1	1	771	COMPUTERS	1/1/2002	76.00
020190	1	1	772	COMPUTERS	1/1/2002	1,825.00
020192	1	1	854	COMPUTERS	1/1/2002	684.00
020196	1	1	871	COMPUTERS	1/1/2002	228.00
020956	1	1	441	COMPUTERS	9/1/2002	4,327.00
020958	1	1	511	COMPUTERS	9/1/2002	433.00
020960	1	1	522	COMPUTERS	9/1/2002	433.00
020962	1	1	524	COMPUTERS	9/1/2002	2,163.00
020964	1	1	531	COMPUTERS	9/1/2002	3,029.00
020968	1	1	548	COMPUTERS	9/1/2002	1,298.00
020970	1	1	549	COMPUTERS	9/1/2002	433.00
020972	1	1	551	COMPUTERS	9/1/2002	6,058.00
020974	1	1	552	COMPUTERS	9/1/2002	1,298.00
020980	1	1	711	COMPUTERS	9/1/2002	865.00
020984	1	1	719	COMPUTERS	9/1/2002	3,894.00
020986	1	1	771	COMPUTERS	9/1/2002	433.00
020988	1	1	772	COMPUTERS	9/1/2002	10,385.00
020990	1	1	854	COMPUTERS	9/1/2002	3,894.00
020994	1	1	871	COMPUTERS	9/1/2002	1,298.00
021003	1	1	772	COMPUTERS	10/1/2002	809.00
021004	1	1	772	COMPUTERS	10/1/2002	3,332.00
040807	1	1	523	COMPUTERS	8/24/2004	2,907.21
040808	1	1	523	COMPUTERS & SOFTWARE	7/26/2004	3,151.24
031357	1	1	441	COMPUTERS SYSTEM	10/19/1998	127,414.04
040203	1	1	871	CPU FOR NEW COMPUTER	1/12/2004	2,698.32
050311	1	1	772	FINANCE SERVER	1/14/2005	7,082.38
030750	1	1	772	IBM LAPTOP	7/2/2003	1,934.97
030920	1	1	721	IBM LAPTOP	9/3/2003	1,504.87
031010	1	1	772	INTERNAL LAN	9/30/2003	323.21
041102	1	1	772	IT COMPUTER & MONITOR	11/8/2004	2,991.15
040204	1	1	772	LAPTOP	1/15/2004	3,868.78
050203	1	1	689	LAPTOP PC VAIO CENTRINO	1/21/2005	1,699.00
030805	1	1	772	NB NV A30 P4-2.4 COMP.	8/18/2003	3,507.85
050310	1	1	772	NEW AMP800 SERVER	9/15/2004	51,379.51
040202	1	1	871	QUANTUM DLT	1/2/2004	3,248.72

030801	1	1	772	SONY COMPUTER			7/28/2003	1,755.48
050313	1	1	772	T1 WAN/DSU/CSU CARD			2/17/2005	1,538.93
981352	1	1	772	VAX 4000 -L020			1/1/1998	54,171.00
981351	1	1	772	VAX STATION -L063			1/1/1998	19,875.00
981350	1	1	772	VAX STATION-L081			1/1/1998	18,889.00
040907	1	1	772	17" MONITOR IT DEPT			9/1/2004	829.06
031470	1	1	524	CCTV SYSTEM			12/1/2002	12,207.00
041101	1	1	772	CISCO 2611 ROUTER			11/17/2004	1,969.57
021212	1	1	854	DIGITAL DRIVES			12/1/2002	2,576.00
031471	1	1	524	FINGERPRINT SYSTEM			12/1/2002	3,520.00
030804	1	1	772	HP JETDIRECT 300X 3 PACK			8/13/2003	731.22
040806	1	1	523	HP MODEL 1300 PRINTER			8/13/2004	515.48
030201	1	1	523	INFOPRINT PRINTER			2/20/2003	2,504.24
030304	1	1	441	INFOPRINT PRINTER			3/18/2003	2,527.40
031316	1	1	441	IP PHONES			12/1/2002	21,308.06
031329	1	1	441	PHONE SYSTEM			12/1/2002	137,191.40
031330	1	1	441	PINPOINT PRINTER			12/1/2002	40,630.23
031331	1	1	441	PLASMA SCREEN TV			12/1/2002	29,342.21
981001	1	1	441	PRINTERS			10/1/1998	50.00
981004	1	1	511	PRINTERS			10/1/1998	5.00
981007	1	1	522	PRINTERS			10/1/1998	5.00
981010	1	1	524	PRINTERS			10/1/1998	25.00
981013	1	1	531	PRINTERS			10/1/1998	35.00
981016	1	1	545	PRINTERS			10/1/1998	104.00
981019	1	1	548	PRINTERS			10/1/1998	15.00
981022	1	1	549	PRINTERS			10/1/1998	5.00
981025	1	1	551	PRINTERS			10/1/1998	70.00
981028	1	1	552	PRINTERS			10/1/1998	15.00
981031	1	1	553	PRINTERS			10/1/1998	55.00
981034	1	1	689	PRINTERS			10/1/1998	15.00
981037	1	1	711	PRINTERS			10/1/1998	10.00
981043	1	1	719	PRINTERS			10/1/1998	45.00
981046	1	1	771	PRINTERS			10/1/1998	5.00
981049	1	1	772	PRINTERS			10/1/1998	119.00
981052	1	1	854	PRINTERS			10/1/1998	45.00
981058	1	1	871	PRINTERS			10/1/1998	15.00
050303	1	1	511	QC200 PRINTER & CABLE			2/1/2005	853.60
050302	1	1	539	QC200 PRINTER & CABLE			2/1/2005	853.61
031004	1	1	553	RECORDER			9/30/2003	1,957.22
021298	1	1	523	SAS INSIGHT			12/1/2002	3,103.00
031451	1	1	442	ARPECO INSPECTOR 7 VISIO			6/27/2002	158,237.28
031052	1	1	442	ARPECO LABEL INSPECTOR			9/30/2003	7,377.54
030407	1	1	442	DIGITAL TABLE SEALER			4/1/2003	4,902.63
031018	1	1	441	DOMINO PRINTER LINE 3			9/30/2003	16,227.90
031314	1	1	441	HAND SEALING MACHINE			12/1/2002	2,141.16
031032	1	1	441	HEAT HEALER 10PQ LINE 1			9/30/2003	68,288.49
031019	1	1	441	HEATSEALER 10PQ LINE 3			9/30/2003	68,288.49
031318	1	1	441	LABEL PRINTER			12/1/2002	8,924.59
031057	1	1	441	LABEL PRINTER			10/1/2003	839.74
031021	1	1	441	LABELER 10PQ			9/30/2003	64,623.72
040903	1	1	511	LABELING EQUIPMENT			9/2/2004	1,296.50
030908	1	1	441	LABELING MACHINE			8/31/2003	50,878.06
031372	1	1	441	PACKAGING TRAYS			12/1/2002	43,418.00
030305	1	1	441	SEALING MACHINE S001			3/4/2003	13,266.15
031376	1	1	441	SHANKLIN SHRINK WRAPPER			12/1/2002	45,995.28
021102	1	1	441	STRIP PRINTER			11/1/2002	600.00
031381	1	1	441	VIAL LABELER			12/1/2002	357,328.76
031487	1	1	545	BALANCE SET			12/1/2002	75,289.00
041103	1	1	861	CONDUCTIVITY METER			11/4/2004	743.94
031124	1	1	441	COUNTER SCALE			12/1/2002	2,911.70
031126	1	1	441	DENSITY METER			12/1/2002	2,258.18
050307	1	1	545	DO METER FOR LINE 1			2/1/2005	2,335.64
031303	1	1	441	FLOOR SCALE			12/1/2002	6,151.86
031305	1	1	441	FLOW METER STANDARD			12/1/2002	2,816.35
031306	1	1	441	FLOWMETER			12/1/2002	4,076.97
031315	1	1	441	INTERFACE PHOTOMETER			12/1/2002	2,526.73
050204	1	1	531	KF COULOMETER 756KF	Brinkman Coulter		8/4/2004	8,883.86
031317	1	1	441	LAB TURBIDIMETER			12/1/2002	2,454.66
040805	1	1	531	METTLER TOLEDO BALANCE			8/3/2004	8,449.11
031510	1	1	553	MICROBALANCE			12/1/2002	15,069.00
030930	1	1	854	MODEL GS-800 DENSITOMETER Calibrated GS 800	Bio-Rad		9/19/2003	17,891.70
021217	1	1	854	OSMOMETER			12/1/2002	26,244.00
031353	1	1	441	PARTICLE COUNTER			6/18/1998	7,575.69
031328	1	1	441	PH METER SYSTEM			12/1/2002	8,013.78
031334	1	1	441	POLARIMETER			12/1/2002	6,430.63
031337	1	1	441	PRECISION THERMOMETER			12/1/2002	2,747.43
050202	1	1	854	REFRACTIVE INDEX DETECT			2/6/2005	18,485.60
031344	1	1	441	SOLVENT SCALE			12/1/2002	3,222.85
031502	1	1	552	SPECTROMETER			12/1/2002	54,004.00
031075	1	1	854	30C HUMIDITY INCUBATOR	Revco	X17M-604478-XM	10/1/2003	8,013.26

040305	1	1	862	A02-006 MP			3/1/2004	34,800.70
040306	1	1	545	A03-001 ANIMAL LAB			3/1/2004	240,249.18
031205	1	1	553	ACL 9000 SYSTEM			12/4/2003	51,082.66
031347	1	1	441	AEROTEST KIT			12/1/2002	1,743.95
030301	1	1	553	AIR FLOW BENCH			3/13/2003	3,730.88
031503	1	1	553	AIR PULVERIZER			12/1/2002	15,281.00
031310	1	1	441	AQUAMETRY APPARATUS			12/1/2002	1,550.57
031391	1	1	441	AUTOCLAVE			12/1/2002	12,226.53
040906	1	1	854	AUTOPOL V SIX WAVELENGHT Automatic Polarimeter	Rudolph		9/1/2004	25,866.49
031486	1	1	545	AUTOSIZER			12/1/2002	5,687.00
031121	1	1	441	BATH SET			12/1/2002	3,987.95
031488	1	1	545	BATH SET			12/1/2002	15,462.00
050101	1	1	854	BIOFRACTION COLLECTOR			12/15/2004	7,522.48
031489	1	1	545	BORESCOPE			12/1/2002	28,033.00
021009	1	1	553	CABINET			10/1/2002	1,252.00
031003	1	1	552	CABINET			9/30/2003	1,452.63
031490	1	1	545	CALIBRATION TOOL SET			12/1/2002	20,261.00
040902	1	1	854	CHART RECORDER			9/3/2004	717.30
041201	1	1	545	CITY WATER BUFFER SYSTEM			10/4/2004	2,544.36
040803	1	1	861	COAGULATION ANALYZER Model ACL 1000	Beckman Coulter		8/23/2004	48,921.66
040905	1	1	854	COULOCHEM III W/DC			8/30/2004	17,710.23
031065	1	1	545	DATA TRACER 10Q			9/30/2003	15,471.56
031491	1	1	545	DRY WELL CALIBRATOR			12/1/2002	11,469.00
021218	1	1	854	DUPLEX HEAT EXCHANGER			12/1/2002	27,875.00
980401	1	1	854	EMULSIFLEX-C50-L097			4/1/1998	21,160.00
980199	1	1	854	EMULSIFLEX-L066			1/1/1998	16,141.00
031302	1	1	441	FEDEGARI AUTOCLAVE			12/1/2002	8,362.12
031492	1	1	545	FILTER INTEGRITY TESTER			12/1/2002	21,301.00
030302	1	1	854	FLAMMABLE CABINET			2/25/2003	608.97
030203	1	1	545	FRB PRESSURE TRACER			1/31/2003	15,201.76
030513	1	1	551	FRB TEMPERATURE TRACER			4/30/2003	22,047.02
980702	1	1	854	FREEZE DRYER-100			7/1/1998	23,038.00
031429	1	1	441	GCMS			12/1/2002	18,471.00
031412	1	1	441	GC'S			12/1/2002	83,698.00
040904	1	1	545	HEPA CERTIFICATION EQUIP			8/31/2004	3,156.30
050304	1	1	545	HEPA FILTER CERT INSTRUM			1/31/2005	29,281.33
031504	1	1	553	HORIZONTAL INLINE MIXER			12/1/2002	10,848.00
031505	1	1	553	HORIZONTAL ROTOR			12/1/2002	3,969.00
980450	1	1	854	HP 100 DEMO SYST L093	Hewlett-Packard/Agilent		4/1/1998	39,517.00
021221	1	1	854	HPLCGCM-HPLC 1100 Series	Agilent		12/1/2002	45,262.00
021224	1	1	854	HPLC 1100 Series			12/1/2002	70,597.00
021223	1	1	854	HPLC 1100 Series			12/1/2002	62,439.00
980112	1	1	854	HPLC L085			1/1/1998	33,780.00
021227	1	1	854	HPLC/PREC. DET			12/1/2002	97,553.00
021228	1	1	584	HPLC TCD DETECTOR			12/1/2002	112,656.00
021231	1	1	854	HPLCS GCM-HPLC 1100 Series	Hewlett-Packard		12/1/2002	221,880.00
021229	1	1	854	HPLCX2 GCM-HPLC 1100 Series	Hewlett-Packard		12/1/2002	117,125.00
031354	1	1	441	INCUBATOR Model 1925	VWR/Sheridan		8/13/1998	2,196.65
021225	1	1	854	INCUBATOR Model 1915	VWR/Sheridan		12/1/2002	78,036.00
031496	1	1	551	KAYE RECORDER			12/1/2002	18,481.00
021215	1	1	854	L1A MILL			12/1/2002	22,465.00
031506	1	1	553	LAB FREEZER			12/1/2002	21,322.00
031507	1	1	553	LAL TEST SYSTEM			12/1/2002	29,370.00
031508	1	1	553	LIGHT DETECTOR Evaporative Light Scattering ELSD 2000	Altech		12/1/2002	23,489.00
980110	1	1	854	MALVERN AUTOSIZER L064			1/1/1998	32,885.00
031509	1	1	553	MET ONE MODEL 2408			12/1/2002	14,595.00
031069	1	1	553	MICRO FREEZER #11			9/30/2003	14,505.17
031068	1	1	553	MICRO FREEZER#1			9/30/2003	14,505.17
031073	1	1	845	MICRO INCUBATOR#11	Bio Cold		9/30/2003	16,999.32
031074	1	1	854	MICRO INCUBATOR#9			9/30/2003	14,505.17
021220	1	1	854	MICROSCOPE			12/1/2002	41,947.00
021213	1	1	854	MPA COMPOUNDING			12/1/2002	6,146.00
021219	1	1	854	ONCOLOGY EQUIPMENT			12/1/2002	36,817.00
031335	1	1	441	PORTABLE MDE			12/1/2002	2,528.24
021210	1	1	854	PUMP			12/1/2002	2,295.00
050309	1	1	545	PUMP AND 40HP MOTOR—RO			2/28/2005	8,118.52
031070	1	1	553	QA FREEZER 10PQ			9/30/2003	16,359.69
031071	1	1	553	QA REFRIGERATOR 10PQ			9/30/2003	17,202.90
031064	1	1	531	QA RETAIN INCUBATOR	VWR/Sheridan	9.00E+06	10/1/2003	16,286.77
031066	1	1	552	QC VACUUM DRYING OVEN			9/30/2003	23,799.36
040502	1	1	861	QUANTUM ULTRA			4/12/2004	291,098.04
031501	1	1	552	RCS HIGH FLOWS			12/1/2002	22,965.00
031511	1	1	553	RCS HIGH FLOWS			12/1/2002	54,342.42
031059	1	1	531	RECORDERS			9/30/2003	633.57
031512	1	1	553	REFRIGERATOR			12/1/2002	9,582.00
030205	1	1	553	REFRIGERATOR			2/18/2003	5,742.86
040601	1	1	545	SARTOFLUOR CARTRIDGE			6/25/2004	2,418.49
031072	1	1	553	SM/PM HEPA BENCH			9/30/2003	8,928.40
021211	1	1	854	SONIC CLEANER			12/1/2002	2,306.00
031350	1	1	441	STANDARD RCS AIR SAMPLER			2/19/1998	2,020.00
031513	1	1	553	STERITEST			12/1/2002	20,521.00
031497	1	1	551	TEMP STANDARDS			12/1/2002	24,347.00

030306	1	1	441	TOC ANALYZER MODEL 400ES	Beckman Coulter		3/4/2003	21,024.76
021233	1	1	854	TOC ONLINE ANALYZER			12/1/2002	27,526.00
021222	1	1	854	TOC/ASI-5000A Total Organic Carbon Analyzer	Shimadzu		12/1/2002	52,877.00
031498	1	1	551	TRACKSENSE SYSTEM			12/1/2002	83,516.00
980201	1	1	854	ULTRA CLEANROOM SYSTL088			2/1/1998	31,310.00
021241	1	1	854	UPRIGHT FREEZER			11/4/2002	8,165.81
031499	1	1	551	UV-1601 TOOL KIT PACKAGE Visable Spectrophometer			12/1/2002	14,956.00
050306	1	1	553	VAL MICRO HEPA BENCH			9/30/2003	8,928.40
040503	1	1	861	VALIDATION PACKAGE			4/12/2004	4,848.04
031500	1	1	551	VALIDATOR			12/1/2002	43,685.00
031514	1	1	553	VITEK MACHINE Bio Merle UX Model 32	Vitek	SN: VMJA 1144	12/1/2002	75,777.00
050308	1	1	866	VWR CENTRIFUGE 120V			1/26/2005	1,740.71
021232	1	1	854	WATER CIRCULATOR			12/1/2002	4,744.00
021216	1	1	854	ZETA POTENTIAL ANALYZER			12/1/2002	23,270.00
021226	1	1	854	ZETA SIZER Model DTS5304	Malvern		12/1/2002	86,817.00
				12 CAGE SUPPORT RACK			12/31/2004	1,068.77
				12 CAGE SUPPORT RACK			12/31/2004	10,067.51
				12 CAGE SUPPORT RACK			3/2/2005	25,650.54
				2ND CAMERA—SYRINGE MACHINE			9/2/2004	16,390.00
				50CE 115V REFRIGERATOR			1/31/2005	6,210.80
				50L COMP/HOLD TANKS			9/30/2004	15,889.00
				50L COMP/HOLD TANKS			2/28/2005	15,889.00
				50L COMP/HOLD TANKS			3/31/2005	36,703.59
				50L COMP/HOLD TANKS			3/31/2005	421.17
				BELT DRIVE GANTRY			2/5/2004	24,651.99
				CENTRIFUGE 120V			1/31/2005	3,770.91
				CHART RECORDER FOR 115V REFRIGERATOR			3/23/2005	473.16
				DENESTER AND LABELER MACHINE
				F4I FOR PDP SYSTEM			10/11/2004	38.90
				FLOOR SINK STAINLESS STEEL			4/30/2004	4,888.00
				INCUBATOR MOBEL 2030 & CHART RECORDER	VWR/Sheridan	1.00E+07	11/12/2004	7,817.34
				INCUBATOR MOBEL 2030 & CHART RECORDER	VWR/Sheridan	901100	11/12/2004	615.39
				LEVEL LIMIT SWITCH			2/28/2005	300.96
				LINE 1 CLEANING SYSTEM FOR OVEN TRAYS			1/31/2005	15,036.97
				LINE 3 FILLER PARTS			2/28/2005	12,226.93
				LINE 3 FILLER PARTS			2/28/2005	16,689.15
				LINE 3 FILLER PARTS			2/28/2005	8,231.48
				LINE 3 VIAL WASHER MOD			12/30/2004	225.84
				MENGIBAR VIAL WASHER			3/22/2005	12,505.28
				MENGIBAR VIAL WASHER			3/31/2005	12,426.76
				MICROFLUIDIC LAB HOMOGENIZER SETUP PARTS			3/1/2005	203.48
				MLS200 AIR-JET			3/14/2005	5,000.00
				MLS200 AIR-JET			3/31/2005	5,000.00
				MODEL L1A FITZ LAB			2/23/2005	17,841.59
				MPA PROJECT			2/11/2005	396.90
				MPA PROJECT			2/11/2005	124.82
				MPA PROJECT			2/11/2005	60.47
				MPA PROJECT			3/2/2005	888.74
				MULTIPACK FRB 500			12/31/2004	298,640.36
				MULTIPACK FRB 500			12/31/2005	142,873.67
				PARTS FOR MPA (DIAPHRAGM VALVE)			1/31/2005	942.09
				PARTS FOR MPA (DIAPHRAGM VALVE)			3/14/2005	3,255.54
				PARTS FOR MPA (SMOOTH TEE)			2/16/2005	528.68
				PARTS FOR MPA (SMOOTH TEE)			2/23/2005	563.75
				PCB COATING			2/17/2005	26.43
				PDP EQUIP. (SINGLE-STAGE HIGH FLOW AIR)			3/16/2005	397.03
				PDP FRAME COVER			9/15/2004	47.21
				PDP FRAME COVER			9/22/2004	114.82
				PDP FRAME COVER			9/29/2004	59.74
				PDP FRAME COVER			9/29/2004	175.94
				PDP FRAME COVER			10/26/2004	4,365.46
				PDP PARTS (ALUMINUM SS)			10/15/2004	350.73
				PDP SYSTEM PARTS			2/17/2005	333.67
				PMA CONNECTOR			9/22/2004	486.73
				PMA CONNECTOR			9/24/2004	125.40
				PMA CONNECTOR			9/30/2004	(364.28)
				PMA CONNECTOR			10/31/2004	(125.40)
				PMA CONNECTOR			1/24/2005	370.98
				PMA CONNECTOR (MOUNTING BRACKETS)			9/24/2004	31.37
				REFRIGERATOR REVCO & CHART RECORDER			11/29/2004	615.39
				REFRIGERATOR REVCO & CHART RECORDER			11/30/2004	5,095.72
				SCOTT XML MIXER FOR I001 PROJECT			3/22/2005	12,930.00
				SLOTTED PAWL LATCH			9/16/2004	122.72
				SYRINGE UNLOADING MACHINE			7/31/2004	5,750.00
				SYRINGE UNLOADING MACHINE			9/15/2004	19,872.24
				TANK MIXER FOR AMPOFOL SCALE-UP			1/31/2005	122.36
				TANK MIXER FOR AMPOFOL SCALE-UP			2/22/2005	443.36
				TANK MIXER FOR AMPOFOL SCALE-UP			3/1/2005	2,023.43
				TANKS FOR AMPOFOL PRE SCALE-UP			3/8/2005	71,930.00
				T-BOLT/T-BLOCK			9/15/2004	107.37
				T-BOLT/T-BLOCK			9/16/2004	397.19

26,709,060
FT-IR Avatar 380	Nicolet
Gas Chromatograph HP6890 Plus	Hewlett-Packard
Gas Chromatograph HP6890 Plus	Hewlett-Packard
Incubator Model 1555	VWR/Sheridan	1002500
Incubator Model 815	Precision
Incubator Model 815	Precision
Ion Chromatograph Model DX120	Dionex
Dissoulution System Model CP7	Solex
UV Vis Spectrophotometer Evolution 300	Nicolet
Atomic Absorption Spectrophotemeter Analyst 3000	Perkin Elmer
TSQ Quantum LC/MS	ThermoFinnigan

EXHIBIT A
ACCOUNT 4164288-002

Amphastar Pharmaceuticals, Inc.
Location: 11570 6th Street, Rancho Cucamonga, CA 91730
Department: Lab
Date of Inspection: 8/22/05

Item Description	Manufacture	Model	Serial Number	Orig. Cost
Bio Merle UX	Vitek	32	VMJA 1144	$75,777.00
Total Organic Carbon Analyzer	Shimadzu	TOC-5000A	N/A	$52,877.00
HPLC	Agilent	1100 Series	N/A
HPLC	Hewlett-Packard/Aglient	1100 Series	N/A
UV Visible Spectrophotometer	Shimadzu	UV-1601	N/A
FT-IR	Nicolet	Avatar 380
Automatic Polarimeter	Rudolph	Autopol V
Coulometer	Brinkman Coulter	756KF
Gas Chromatograph	Hewlett-Packard	HP6890 Plus
Gas Chromatograph	Hewlett-Packard	HP6890 Plus
Incubator	Revco	ULT1786-3-A35	X17M-604478-XM
Incubator	VWR/Sheridan	2030	10010904
Incubator	VWR/Sheridan	1925	90110
Incubator	VWR/Sheridan	1925	900800
Incubator	VWR/Sheridan	1915	700203
Incubator	Bio-Cold	N/A	N/A
Incubator	VWR/Sheridan	5015	9120589
Incubator	VWR/Sheridan	1555	1002500
Incubator	Precision	815	N/A
Incubator	Precision	815	N/A
Centrifuge	Beckman Coulter	Allegra 6
Coagulation Analyzer	Beckman Coulter	ACL 1000
Particle Sizer	PSS/NiComp	780
Ion Chromatograph	Dionex	DX120
Dissoulution System	Solex	CP7
UV Vis Spectrophotometer	Nicolet	Evolution 300
Atomic Absorption Spectrophotometer	Perlin Elmer	Aanalyst 300
Zeta Sizer	Malver	DTS5304		$86,817.00
GCM-HPLC	Hewlett-Packard	1100 Series
GCM-HPLC	Hewlett-Packard	1100 Series
Coagulation Analyzer	Beckman Coulter	ACL 9000		$68,106.00
GCM-HPLC	Hewlett-Packard	1100 Series
Evaporative Light Scattering D	Alltech	ELSD2000
Calibrated Densitometer	Bio-Rad	GS-800
GCM-HPLC	Hewlett-Packard	1100 Series
GCM-HPLC	Hewlett-Packard	1100 Series
Seperators Modules	Alliance/Waters	2695/2996		$167,806.00
Coagulation Analyzer	Beckman Coulter	ACL 9000
TSQ Quantom Ultra LC/MS	ThermoFinnigan	TSQ		$439,000.00
Autoclave	Fedegari	FOF12	0502EE

EXHIBIT A (continued)
ACCOUNT 4164288-002

Armstrong Pharmaceuticals
423 LaGrange Street, West Roxbury, MA
& 10 Dan Road, Canton, MA
Fixed Asset Date in GE Format

1.
Lab Equipment

#	Asset Description	Manufacture	Model	Serial Number	Age	Orig. Cost	Comment	Location	Inovoice#
1	HPLC	Agilent Tech			4/1/03	$222,605.00	Based on 4 systems	Canton	100516978
6	Nasal Spray Testing Automation Station	Innova	NSP DW	4511	5/3/03	$128,439.00		Canton	3528 ect
5	HPLC	Agilent			1/1/94	$113,408.00	Based on 2 systems	Canton	NA
3	HPLC	AGILENT			2/15/99	$83,695.80		Canton	100070305
4	HPLC	Agilent			1/1/99	$83,695.80		Canton	100049123
7	Lab Furniture	Cambridge Scientific			4/1/03	$82,000.00		Canton	Deposit
8	Malvern Spraytec to measure droplet size of nasal pro	Malvern	RTS 5114	34586/D1	11/30/02	$80,446.00		Canton	13605
9	Lab Furniture	Cambridge Scientific			4/1/03	$70,253.00	used furniture	Canton	2570
10	Mastersizer 2000	Malvern		Mal100269	4/1/03	$67,298.00		Canton	13604
12	ChemStation A.06.01-current 0Q/PV	Agilent	N/A	N/A	4/1/03	$42,704.00		Canton	100629160
14	G7735 CD Desinfektor MCU	Miele		18347703	4/1/03	$32,447.00		Canton	7766474
15	Accusizer to measure foreign particles	Particle S	780	0212701	1/3/03	$28,535.00		Canton	PSS4144
16	Lab Furniture	Cambridge Scientific			4/1/03	$25,000.00	used furniture	Canton	Deposit
17	Sterlizer	Consolid Stills	SSR-3A-PB	070202	4/1/03	$23,028.00		Canton	11654
19	STD Balance 210x0.1MG/81x0.01MG	Fisher		01909390	4/1/03	$18,032.70		Canton	7773987
20	SCSI-3 HS Low Profile	Insight		3EKI60S	4/1/03	$16,999.00		Canton	284181
21	Phone Equipment	Commercial Comm.	N/A	N/A	4/1/03	$15,820.00		Canton	12370
22	HP 73.4GB 10K Ultra3 Wide Scsi-3 HS Low Profile	Insight		3EK161CM	4/1/03	$15,755.00		Canton	243862
23	Evaporative Light Scattering Detector	Polymer LA	PLELS1000	003-1044	4/1/03	$14,750.00		Canton	61736
24	Smart-UPS	Insight		E95463	4/1/03	$14,341.00		Canton	259793
25	ChemStation A.06.01-current 0Q/PV	Agilent Tech	N/A	N/A	4/1/03	$11,435.00		Canton	100529545
26	HVAC Control System	Johnson Controls	n/a	n/a	4/1/03	$9,500.00		Canton	11312376
27	UPS Back Up System	Environmental Special	n/a	n/a	4/1/03	$7,296.10		Canton	5086
28	Prevac Vaccuum System	Air Energy	OSS-005-R		4/1/03	$7,268.60		Canton	50846
29	AM7520 Powervision System	Mach. Vision Inc.		XB1511UTKSL	4/1/03	$6,085.00		Canton	RPC-4300
30	MAS 100 Air Sampling System	Doe&Ingails	MS2000		4/1/03	$5,706.00		Canton	426977
31	Incubator	VWR	2020	35960-098	4/1/03	$5,172.00	Two units	Canton	10351997
32	APC SMART-UPS 3000RM 3U	Insight		3EKI61CV	4/1/03	$3,617.00		Canton	246833
33	HP 73.4GB 10K Ultra3 Wide Scsi-3 HS Low Profile	Insight		N/A	4/1/03	$3,592.00		Canton	286817
34	ChemStation A.06.01-current 0Q/PV	Agilent	N/A	N/A	4/1/03	$2,112.00		Canton	100636745
35	ChemStation A.06.01-current 0Q/PV	Agilent	N/A		4/1/03	$1,317.50		Canton	100639693
2	lABORATORY INSTRUMENTS-2 HPCL'S,	AGILENT			9/30/01	$131,139.00	Two systmes	West Roxbury	100376754
11	AUTOMATED WORKSTATIONFOR QC LAB	INNOVA	FD-10	040456	12/30/01	$54,377.00		West Roxbury	3172, 3279 et.
13	Automated Workstation for QC Lab	Innova	MDI AS	040455	7/30/02	$42,498.00		West Roxbury	3173, 3368 et.
18	UV-Visible System for Analytical	Ag	8453	CN22802799	10/30/02	$18,780.00		West Roxbury	100593632
					Total	$1,489,147.50

EXHIBIT A

Account # 4164228-002
9/23/05 7:23:59 AM
Appraisal

Amphastar Pharmaceuticals, Inc.
Armstrong Pharmaceuticals, Inc.
423 LaGrange Street
West Roxbury, Massachusetts

Machinery & Equipment

Item #	Qty.	Effective Date: August 1, 2005	Orderly Liquidation Value	Fair Market Value
		Filling Line 1
10/1, P125	1-	Pamasol Model Macromat P2045 90 PPM Abuterol MDI Canister Filling Line, S/N 9589-01; To Include: Pamasol Model 2,046:-23-3 Elevating Feeder/ Unscrambler; Pamasol Model Macromet P2045 Dual Station 20 ML MDI Canister Filler; Garvins Type S-1 In-Line Check Weigher. SIN 320 756 (2001); Pamasol Model 2079 HFA Propellant Diaphram Suspension Filler; Garvins Type S-1 In~ Line Check Weigher: SIN 320 1'57 (2001) 100G Maximum; Allen Bradley PLC Running Macromet Software	$125,000	$200,000
15/1, P149	1-	Quadrel Model PL60 Labeling System, S/N 0601-089, (2001); To Include: Dorner 6100 Series Cloth Belt Conveyor; RVSI Acuity CiMatrix Vision Scape I-Pak Bar Code Reader With MIN 002-CM4000 Camera SIN 013771	15,000	25,000

1000/1, P124	1-	Custom Built Protector Hood; With Acrylic Surround Including Glove Mounts; Stainless Steel Table; Sartorius ISI-20 Stirring Scale Assett CP-213	500	750
1010/1 P139	1-	Manufacturer Unknown Estimated 200L Stainless Steel Jacketed Vessel, SIN 2302, (1992); With Lightnin Mixer Type B, Assett CMX23	1,500	2,250
1015/1, P143	1-	Lot of Miscellaneous Equipment In Filling Line 1 Area to Include: Estimated 20L Stainless Steel Vessel, Asset HFA-8 #60 With Lightnin G2505R Mixer; Custom Built Acrylic Case Test Chamber; (2) Alfa laval Type 2087 Pumps, SIN 9617-01	12,000	17,000

		Asset # CMPF-24, SIN 9589/1 01 Asset # CMPF-25; Mettler Toledo Panther Plus Stainless Steel Platform Scale Asset CP-234; Estimated 800l Feldmeier Stainless Steel Vessel,Asset 000604 #56 SIN 4912-A1 (1997) -20° To 200°F, With Silverson FX60 Mixer S/N 631442

		Total Filling Line 1:	$154,000	$245,000
		Packaging Line P-3
20/1, P158	1-	RA Jones Model Legacy Carton Packer, S/N S-5479; To Include: (2) Dorner 6100 Series 1 1/2" Wide Cloth Belt Conveyor; Custom Auto Valve Testing Unit; Krones AutoCol Labeling System; Approximately 15" x 8" W Table with 4" Belt Conveyor; Aligner; 90-Registered Trademark- Conveyor Turn Section; Garvey Conveyor; Econoseal Model Econocaser With Paragon Zebra 170 Pax3 Labeling System	$150,000	$200,000

1020/1, P176	1-	Lot of Miscellaneous Equipment In Packaging Line P-3 To Include; Wilton Case Sealer, 48"L x 36"W x 18"H Capacity; Stainless Steel Hopper Loader With 12"W Elevator Belt, 14" Between Cleats, Rotary Sorter	1,000	1,250

		Total Packaging Line P-3:	$151,000	$201,250
		Filling And Packaging Line 8
1210/1, P90	1-	3M Model Matic 200A 20" x 36" Case Sealer, S/N 13428, (1999); With Double Belt; Expandable Plastic Skate Wheel Conveyor	$1,500	$2,000
1210/1, P91	1-	FMC/Syntron Rotary Feeder; With CamFlex Conveyor System; (Not In Service)	100	150
1210/1 P92	1-	Quadrel Model M2(M1.5) Labeling System	7,500	10,000
1210/1 P93	1-	RVSI Model VisionScape I-Pak Image Reader	450	500
1250/1	1-	Manufacturer Unknown 45'L x 4'W Conveyor System	1,500	2,500
1260/1, P95	1-	Domino Model A200 Ink Jet Labeler	3,000	4,000
1270/1, P104	2-	Custom Built Filling Lines; Each Line Includes: Can Infeed Conveyor; Approximately 3 Gallon Filler Solution Tank, with Lightnin Mixer, Pressure Regulator; Double Track Conveyor; (2) Crimping Systems; Conveyor; 48" Diameter Rotating Solution Filler; Hi-Speed Micromate Check Weigher, Asset QCL-055; ANA Technology Conveyor	30,000	50,000

		S/N 1616; Approximately 25'L x 12'W and 4'W Dual Conveyor Table Each Value: $15,000/$25,000
1280/1 P98	1-	Feldmeier Approximately 800L Vessel, S/N L2375, Asset #000603 #55, (1994); With Omega Probe; Silverson Mixer	5,000	7,500
1290/1 P99	1-	Mettler Toledo Model Digitol 5,000 Lb. Stainless Steel Electronic Platform Scale, S/N C1023-8522-4329984, Asset #CP-023; 48" x 48" Platform	2,000	3,000
1300/1 P109	1-	Mettler Toledo Model Check Mate II Check Weigh System, Asset #QCL-112	1,000	1,250
1310/1 P101	1-	Lot of Miscellaneous Equipment In Line 8 Area To Include: Stainless Steel Pumps, Asset # CMPF 13, CMPF 15; Stainless Steel Tables And Trash Receptacles; Ohaus Voyager Scale Asset # QCL-107; Dickson Chart Recorder; Custom Built Hood" Protector With Acrylic Surround Including Glove Mounts; Stainless Steel Table; Sartorius 15"W x 12"0 Scale Asset CP-004 With Printer	5,500	7,000

		Total Filling And Packaging Line 8:	$57,550	$87,900
		Filling And Packaging Line 5
1170/1	1-	Manufacturer Unknown Cold Filling Line; To Include: Filler With Vaccon Regulators; (2) Stainless Steel Jacketed Vessels, Asset Concentrate Bowl #1 00832, Asset Concentrate Bowl #2 00833; (2) Allegheny Bradford Stainless Steel Cylinders For Freon Filling, S/N 416-1-1, S/N 2193-1; Custom Built Freon Injector With Wilkerson Pressure	$25,000	$35,000

		Guages, And Nordren Regulator; Aproximately 400L Jacketed Vessel, Asset 000525, With Lightnin Mixer Master, Asset CMX-11; Mettler ToledoPanther Plus Scale, Capacity .2Kg -2,000 Kg; FMC Syntron Parts Handler With Hopper And Rotary Feeder; Custom Built Crimper With Fabco Air SPG200 Synchronous Parallel Grippers, 250 PSI Maximum; Rubber Belt Conveyor 6" W With Adjustable Edge Guide
1180/1	1-	Manufacturer Unknown Model Custom Built Aproximately 10' x 12'; -30BO F Walk-In Freezer	500	750
1190/1 P83	1-	Manufacturer Unknown United States Pharmacopeia (USP) Water Purifier, (2005); Installed. Awaiting Certification	60,000	75,000
1200/1	1-	Lot Of Miscellaneous Equipment In Line 5 Area To Include: Stainless Steel Cart; Power Supply; Sartorius Scale Asset CP-024 With Printer; Omega HH1 Digital Thermometer; Thermo Orion Model 290 pH Meter	750	1,000

		Total Filling And Packaging Line 5:	$86,250	$111,750
		Filing Line 3
1030/1 p186	1-	Custom Built Filling Line; To Include: 24'W Rubber Belt Feed Table Conveyor; 8"W Outfeed Conveyor; Hi-Speed Model Micro-Mate Check Weigher; Domino A200 Labeling System; Filamatic Model EAB-5 Filler 2 X 100CC S/N 019142; (2) Pamasol P2002/20 Crimper; Gas Filler	$25,000	$35,000
1040/1 p185	1-	Lot of Miscellaneous Equipment In Filling	2,250	3,000

		Line 3 Area To Include: Homogenizer Vessel, Asset #102; Admix 80RXDS Mixer S/N 019103 (1999) Asset CMX26; Stainless Steel Water Bath Approximately 60" L x 18" W

		Total Filing Line 3:	$27,250	$38,000
		Packaging Lines P-1 And P-2
1500/1 P55	1-	Bivans Model Vertuck Packaging Machine, S/N 79-741-17; P.2 Packaging Area; (Not In Service)	$500	$1,000
1510/1 p57	1-	Lot Of Miscellaneous In P2 Packaging Area To Include: (1) 60" x 30" x Stainless Steel Tables; (2) 18" x 24" Stainless Steel Tables; (5) 18" x 24; (4) 12" x 17" Stainless Steel Tables; Label Applicator; Domino A200 Labeler; Etrack Conveyor 5' L x 3"W; (Not In Service)	3,500	5,000
1520/1 p29	1-	Hi-Speed Model Key Weigh II Check Weigh System; Packaging Line 1; (Not In Service)	500	750
1530/1 p61	1-	Shanklin Model S230 Heat Sealing Machine, S/N S9932, Asset #000810; Packaging Line 1; (Not In Service)	1,000	1,500
1540/1 p62	1-	Beseler Model T-14-8 Shrink Tunnel, S/N 09950775, Asset #01045; Packaging Line 1; (Not In Service)	1,500	2,000
1550/1 p63	1-	Quadrel Model M-3 Label Placer, S/N 950066-3, Asset #01401; Packaging Line 1; (Not In Service)	500	750

1560/1 P64	1-	R.A Jones Packaging Machine, S/N CMV 340, Asset #00818; Packaging Line 1; (Not In Service)	10,000	15,000
1570/1	1-	Lot Of Miscellaneous' Equipment In Packaging Line 1: (5) Large Stainless Steel Tables; (2) Small Stainless Steel Tables; (1) Eye Wash Station; (1) 6' Ladder; Label Applicator Reel Attachment	750	1,000

		Total Packaging Lines P-1 And P-2:	$18,250	$27,000
		Laboratory
1320/1 P1	1-	Sartorius Model R2000 205 G Analytic Bench Scale, S/N 20604992, Asset #000139; 8"W x 7"0 x 9"H Chamber	$500	$750
1330/1 P2	1-	Hitachi Model U-2000 Spectrophotometer, S/N 9329-017	750	1,000
1340/1 P3	1-	VWR Scientific Mode! 1410 Vacuum Test Chamber, Asset #AL-038; 12" x 12" x 12" Chamber	300	500
1350/1 P4	1-	VWR Scientific Model 8010 Digital Scale, S/N 003016, Asset#RL-061	100	150
1360/1 P11	1-	Precision Model 51220041 Water Bath, S/N 602072114	250	300
1370/1 P12	1-	VWR Scientific Under Bench Laboratory Freezer	75	150
1380/1 P14	1-	Branson Model 5210 Ultrasonic Cleaner	300	500

1390/1 P15	1-	Sartorius Model A2005 Analytic Bench Scale; With 18" x 22" x 2 1/2" Surface Plate	500	750
1400/1 P16	1-	EM Science Model Aqua Star C2000 Titrator	500	750
1410/1 P17	1	EM Science Model Aqua Star C3000 Titrator, Asset #AL-099	500	750
1420/1 P18	1	EM Science Model Aqua Star C2000 Titrator, Asset #AL-031	500	750
1430/1 P21	2-	Hewlett Packard Model Series 1100 High Performance Liquid Chromatographs, Asset #HPLC9, AL-176; and Asset#HPLC8, AL-177; Each System Includes: G1322A Degasser S/N JP73012982, JP73013014G1311A Quaternary Pump S/N US83103996, US83104001 G1313A ALS AutoSampler S/N US82404273, US82404272 G1316A Column Compartment S/N US82404947, US82404951 G1314A UV/Vis Detector S/N JP73706727, JP73706738	40,000	50,000
		Each Value: $20,000/$25,000
1440/1 P22	2-	Agilent Model 6890N Network Gas Chromatographs, S/N US10124016, Asset #System 1 AL-126; and S/N US10124021, Asset#System 2 AL-127	55,000	60,000
		Each Value: $27,500/$30,000
1450/1 P23	1-	Shimadzu Model TOC-5000A Total Organic Carbon TOC Analyzer, S/N 34501047A	5,000	7,500

1460/1 P30	2-	Hewlett Packard Model Series 1100 High Performance Liquid Chromatographs; Each System Includes: G1322A Degasser S/N JP7301396, JP73013976 G1311A Quaternary Pump S/N DE831 04453, DE83104464 G1313A ALS AutoSampler S/N DE82206267, DE82206261 G1316A Column Compartment S/N DE82206930, DE82206921 G1314A UVNis Detector JP737071 08, S/N JP73707111	40,000	50,000
		Each Value: $20,000/$25,000
1470/1 P31	1-	Olympus Model BH2 Stereo Microscope, S/N 238821; With (4) Lenses: 0.25, 0.40, 0.65, 1.25; Pulnix TM-7CN Digital Camera And Computer	1,500	2,000
1480/1 P24	1	Lot of Miscellaneous Equipment in Release Lab Area To Include: (2) Under Bench Refrigerators; Disckson Chart Recorder; Omega Engineering DP-350 Digital Pressure Indicator; (2) VWR Scientific Temperature Baths; Ohaus Galaxy 110 Scale; Glassware; Labconco Glass Washer; Fume Hood; Miscellaneous Digital Scales	2,000	3,000
1490/1	1	Lot of Equipment in Laboratory Annex To Include: VWR 1300U Test Chamber; Single Door Flammables Cabinet; Barnstead Electrothermal 9200, Asset AL -181 Crosley Conservator Dehumidifier; Hitachi U-2000 Spectrophotometer, S/N 9556-012;	17,000	20,000
		Thermolyne 48000 Furnace;

Corning Hot Plate; Sartorius R-2000D Analytic Stirring Scale; Mettler Toledo TR803 Scale, Maximum Capacity 810G; VWR Scientific 1305U Temperature Test Chamber; Gast DOA-P104-AA Vacuum Pump; VWR Scientific Water Bath, Asset AL-146; Branson 5200 Ultrasonic Cleaner; Nicolette Avatar 360 FT-IR ESP Dessicant Machine; Fisher ABB2 Refractometer, S/N 000229; Benchtop Digital Analytic Scale; Dickson Chart Recorder; Agilent 8453 G1103A UV Vis Detector, S/N CN28802799; Refrigerator/Freezer; Thelco Model 4 Refrigerator; VWR Scientific 2005 Low Temperature Incubator, Asset RD-016; File Cabinets; Chairs arid Stools; Desks

Total Laboratory	$164,775	$198,850

		Plant Support
70/1	1-	TAC Industries, Inc. Phone System; (Not Inspected)	$2,000	$3,000
140/1	1-	Konica Minolta Model 01 200 Copier	150	200
150/1 P114	1-	Manufacturer Unknown Tank Farm; With Hayes 134A Pump	2,000	3,000
1060/1 P193	1-	Airtek Model SC250 200 PSI At 100BO F Refrigerated Air Dryer, S/N 05J-B02681	2,500	3,000
1070/1 P196	2-	RAE Chillers, S/N 10-01-62537-001-001, Asset #FC-6; and Asset #FC-7 Each Value: $1,500/$2,000	3,000	4,000
1080/1 P199	1-	Kobelco Model KNW 2 Stage Rotary Screw Air Compressor, S/N 01 G0421, 60 hp	5,500	7,00
1090/1 P200	1-	Quincy Model QSI Air Compressor; S/N 92932M051245AA25A, Asset#FAC-3, 60 hp	5,500	7,000
1100/1	1-	CompAir Kellogg Refrigerated Air Dryer	1,500	2,000
1110/1	1-	Lot Of Miscellaneous Equipment In Basement to Include: Stainless Steel Vessels and Drums; Large Plastic Cooling Water Tank With (4) Recirculation Pumps; (4) Vertical Compressed Air Storage Tanks	1,250	1, 500
1120/1 P112	1-	BT Prime Mover Model 97100-10 (or 97110) 3,000 Lb. Walkie Electric Pallet Truck, S/N 92010508; Triple Mast; 218" Reach; 268 Hours	2,500	3,000

1130/1, P113	1-	Presto Model WP 36-20 2,000 Lb Walkie Electric Pallet Truck, S/N 145821	1,500	2,000
1140/1 P116	3-	VWR Scientific Model 2020 18 CF Incubators; With Dickson Chart Recorder	2,250	3,000
		Each Value: $750/$1,000
1150/1 P121	1-	BT Prime Mover Model WRX30 2,750 Lb Walkie Electric Pallet Truck, S/N WRX3027114001; 150" Maximum Lift Height	2,000	3,000
1160/1	3-	Manufacturer Unknown Walkie Electric Pallet Trucks	4,500	6,000
		Each Value: $1,500/$2,000

		Total Plant Support	$36,150	$47,700
		Non-Departmentalized Assets
60/1	3-	GE Kaye Thermal Validation System; (Not Inspected) Each Value: $2,000/$2,500	$6,000	$7,500

		Total Non-Departmentalized Assets	$6,000	$7,500
		Total Appraise Values- Amphastar Pharmaceuticals, Inc. Armstrong Pharmaceuticals, Inc. 423 LaGrange Street West Roxbury, Massachusetts	$701,225	$964,950

Exhibit A
Account #4164228-002

9/23/057:30:59 AM

Appraisal
Amphastar Pharmaceuticals, Inc.
10 Dan Rd. Canton, Massachusetts

Machinery & Equipment

Item #	Qty.	Effective Date: August 1, 2005	Orderly Liquidation Value	Fair Market Value
		Scientific Affairs/QC Release, Microlab, Research and Development
390/2, P1	1-	Barnstead Model Nanopure Diamond Analytical Pure VI/ater System, S/N1190021067414, Asset #RD-060, (2003); Nanapure Number 011901; Digital Readout	$1,500	$2,000
400/2, P2	1-	Agilent Technologies Model 6890N Network Gas Chromatograph, S/NUS10413052, Asset #RD-077, (2004); System with AgHent Model 7683 AutoinjectorModute, S/NCN407351-1-3; Agifent Model 7683 tray Module; Agilent 5973 Mass Selective Detector S/NUS40620516; Agilent Nitrogen/Phosphorous Detector; Hewlett Packard Desktop PC and Software; APC UPS	55,000	60,000

420/2, P3	1-	Agilent Technologies Model 6890N Network Gas Chromatograph, S/N CN10417047, Asset #RD-086, (2004); System with Agilent Model 7683 utoinjector Module, S/NUS11918958 Agilent Model 7683 tray Module; Agilent Model G1888 S/NET512016 Headspace Sampler; HP Printer; HP Desktop PC and Software; APC UPS	27,500	30,000
430/2, P4	1-	Parker Model 9150 Hydrogen Gas Generator, Asset #RE-32-00007, (2002)	1,500	2,000
440/2, P4	1-	Beckman Coulter Model Allegra 21 R Benchtop Centrifuge, (2002); Rotor; Microprocessor Controlled	2,000	2,500
450/2,	1-	Branson Model 5200 Ultrasonic Water Bath, Asset #RD-062	300	400
460/2, P5	1-	Agilent Technologies Model 1100 HPLC, S/N JP202166604, Asset #RD-005, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
470/2, P6	1-	Agilent Technologies Model 1100 HPLC, S/N DE22616623, Asset #RD-006, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampier; Agilent Model G 1311 A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000

480/2, P7	1-	Agilent Technologies Model 1100 HPLC, S/N DE11114020, Asset #RD-001, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
490/2, P7	1-	Agilent Technologies Model 1100 HPLC, S/N DE11114026, Asset #RD-002, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
500/2, P7	1-	Agilent Technologies Model 1100 HPLC, S/N. DE91609621, Asset #RD-003, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer, and Software	25,000	30,000
510/2, P7	1-	Agilent Technologies Model 1100 HPLC, S/N DE1609643, Asset #RD-004, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000

520/2, P8	1-	Agilent T echnologJes Model 1100 HPLC, S/N US83103997, Asset #RD-13, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
530/2, P8	1-	Agilent Technologies Model 1100 HPLC, S/N DE831 04463, Asset #RD-12, (1999); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Madej 1313A Autosampfer; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
540/2, P8	1-	Agilent Technologies Model 1100 HPLC S/N DE14917217, Asset #RL-257, (1999); System 19; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	22,500	25,000
550/2, P9	1-	Agilent Technologies Model 1100 HPLC, S/N DE14917210, Asset #RL-256, (1999); System 18; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	22,500	25,000

560/2, P9	1-	Agilent Technologies Model 1100 HPLC, S/N DE14917209, Asset #RL-255, (2002); System 17; with Agilent Model G1314A Detector; Agilent Model G1316A Column; AgHent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
570/2, P10	1-	Agilent Technologies Model 1100 HPLC. S/N DE14917207, Asset #RL-254, (2002); System 16; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
580/2, P10	1-	Agilent Technologies Model 1100 HPLC, S/N DE 11114055, Asset #RL-179, (2002); System 15; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software	25,000	30,000
590/2, P10	1-	Agilent Technologies Model 1100 HPLC, S/N DE11114044, Asset #RL-178, (2002);System 14; with Agilent Model G1314A Detector; Agilent Model G1316A Column;Agilent Madel 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software;	25,000	30,000

600/2, P11	1-	Advanced Instruments Model 3300 Micro Osmeter, Asset #RD-68, (2002); ORO	500	750
610/2, P12	1-	Innova Model Mighty Runt Automated Spray Pump Actuation Station, S/N 40486, Asset #RL-284, (2002); with PC Controller	3,000	3,500
620/2, P13	1-	New Brunswick Model Classic C1 Platform Shaker, S/N 400365344	400	500
630/2, P13	1-	Burrell Model 75 Wrist Action Shaker	400	500
640/2, P14	1-	Sympatec Model Magic KFS HDD200 25-Watts Particle Size Anaylzer, S/N 176, Asset #RD008, (1999); Lazer; Wet & Dry Dispersion; 3 Lenses	17,500	20,000
650/2, P15	1-	Malvern Model Spraytec Spray Drop Tester, SIN 34586/01; Asset #RD-056, (2002); Part Number RTS 5114; 10 mm Laser; Computer Package	12,500	15,000
660/2, P16	1-	Malvern Model Mastersizer 2000 Particle Size Analyzer, S/N 100269, Asset #RD-055, (2003); with Melvern Model Hydro S Sample Dispersion Unit, S/N 120092, Asset # RD-059; Personal Computer	17,500	20,000
670/2, P17	1-	Brookfield Model LVDV III+Programmable Rheometer, S/N RP70923, Asset #RD-049, (2002); With Probe; Stand	1,000	1,500
680/2, P17	1-	Brookfield Model TC-101 Heated Water Bath, S/N G16266, Asset #RD-50; Brookfield Digital Controller	500	600

690/2, P17	1-	Bushi Model RE120 Rotovapor, S/N 972198; with Organomation Associates Model 508 Nitrogen Evaporator	400	500
700/2	5-	Mettler-Toledo Model AG285 Analytical Balances, (2002); with Mettler-Toledo Model LCP45 Printer; Draft Shield Each Value: $1,500/$2,000	7,500	10,000
710/2	1-	Denver Instruments Digital Scale. Asset #RD-51	750	1,000
720/2	1-	Fisher Scientific Model FS 110 Isotemp Water Bath, S/N 402665557, Asset #RL245; Benchtop	250	300
730/2, P18	1-	Agilent Model 8453 UV Visible Spectrophotometer, S/N CN22802799, Asset #RL306, (2002); with PC Kit and Software; Printer; APC UPS	8,500	10,000
740/2, P19	1-	Innova Model FD-10 MDI Automated Workstation, S/N 0404561, Asset #RL218, (2001); (10) Canister Stations	10,000	12,500
750/2, P20	1-	RPC Machine Vision Systems Model AM7520 Vision System, S/N XB1511UTKSL, Asset #RL-035A-B-C, (2002); with Olympus Model BH-2 Microscope; 17" Monitor; Power PC G4 Microprocessor; APC UPS; Epson Printer	5,000	6,000
760/2, P21	1-	Labline Instruments Model 293780 Lab Freezer; 20"W x 20"0 x 24"H; Dixon Chart Recorder	250	300

770/2, P21	2-	VWR Scientific Products Model 2020 18 CF Incubators, S/N 1100601, Asset #ML-012; and S/N 0704101, Asset #ML-013, (2002); with Dixon Chart Recorder; 30"W x 24"0 x 50"H Each Value: $750/$1,000	1,500	2,000
780/2, P21	1-	Revco 30 CF Lab Freezer, Asset #RE-34-00016; 2-Door; 48"W x 30"0 x 50"H; Digital Readout; Dixon Chart Recorder	500	750
800/2, P22	1-	Innova Model NSP OW Station Robotic Nasal Spray Drop Tester, S/N 040511, Asset #RD-69, (2002); with Metler-Toledo Model SAG285 MDI Scale; Barnstead Maxi Mix 2 MDI Dose Mixer; Protective Enclosure; Personal Computer; and Software	10,000	12,500
810/2, P23	1-	Pamasol Model 2002/21 MDI Bottle Crimper, S/N 9832-01, (2002); For R&D Use; with Wesco Cart	1,000	2,000
820/2,	1-	VWR Scientific Model 1235PC Water Bath, Asset #RL-37; Digital	400	500
830/2,	2-	Corning Hotplate/Stirrer, Asset #RD-37 Each Value: $200/$300	400	600
850/2,	2-	EM Science Model Aquastar C2000 Coulometric Titrators, Asset #RL-281; and Asset #RL-282, (2002); Digital Readout Each Value: $500/$750	1,000	1,500
860/2, P24	8-	Jamestown Metal Products Model Isolator Fume Hoods, (2002); 48"W x 24"0 x 36"H; Explosion Proof; HVAC; Air; 120 Inflow Velosity Each Value: $3,000/$3,500	24,000	28,000

870/2,	1-	Fisher Scientific Model Isotemp 2200 Water Bath; Digital Readout	250	300
880/2, P25	1-	Nu-Aire Model NU-425.600 Series 25 Biological Fume Hood, S/N 14580021802, (2002); 70-fpm Downflow; 105-fpm Inflow; Sliding Type Window; Class IlA/Boy 3; 60"W x 24"0 x 24"H	2,000	2,500
890/2,	1-	Reichert-Jung Model Series 150 Microscope, Asset #ML-7	400	500
900/2	1-	Fisher Scientific Model Stereo master Stereo Microscope, Asset #ML-6; with Light Source	400	500
910/2, P26	1-	VWR Scientific Model AS12 Benchtop Autoclave, Asset #ML-14, (2002); with Digital Readout	3,000	3,500
920/2, P27	1-	Consolidated Model. SSR-3A-PB Sterilizer, S/N 70202, Asset #ML-15, (2002); MK II Controller; Chart Recorder; 24"W x 36"0 x 24"H	7,500	10,000
930/2, P28	2-	Miele Model G7735 CD Desinfektor MCU Lab Glassware Washers, Asset #RD-17; and Asset #RL-295, (2002); 24"W x 24"0 x 20"H Each Value: $4,500/$5,000	9,000	10,000
940/2	1-	VWR Scientific Model 2005 Thermocycling Chamber, S/N 101802, Asset #RL-279, (2002); Digital Control; Chart Recorder	500	750
950/2	1-	Labline 8 CF Explosion Proof Refrigerator, Asset #RL-312, (2002); with Chart Recorder; 24"W x 24"0 x 30"H24"	500	750

960/2	1-	Fisher Scientific Model Isotemp 20 CF Laboratory Refrigerator, (2002); 30"W x 30"D x 50"H	500	750
870/2, P21	1-	Jamestown Metal Products Laboratory Furniture, (2002); Lot of Laboratory Furniture, To Include: Epoxy Balance Tables; 7 Islands of Lab Bench (Approx.) 220-Linear Feet with Adjustable Shelving, Epoxy Wear Tops and Ballbearing Slide Drawers; Sinks; Vacuum, Eyewash, Air and Electric Fittings; Metal Casework	17,500	20,000
990/2	1-	Lindberg/Blue M Model 1498 260 C Mechanical Oven; DRO	750	1,000
1000/2	1-	VWR Scientific Model 1400E Vacuum Oven, S/N 800802, Asset #RD-20, (2002); with RD-64 Vacuum Pump	750	1,000
1010/2	1-	Silverson Model L4R Laboratory Homogenizer, Asset #RD47, (2002); with National Instruments Model DAB5 Fillermatic; Model Checkmate 9800	3,250	3,500
1020/2	1-	Esco Model EQUl06EHC Horizontal Laminaflow Hood, Asset #RD-53, (2002); 48"W x 30"D x 30"H	1,000	1,250
1030/2	10-	Hewlett Packard Model Laser Jet 4100 Laser Printers; Located Throughout Labs Each Value: $600/$650	6,000	6,500

1040/2 P31	1-	Lot of Miscellaneous Lab Furniture, To Include: Fabric Covered Ergonomic Chairs; Cloth Covered Accustical Workstations, with Work Surfaces; File Cabinets & Locking Overhead Bin Storage; Benches; Metro Carts; Tables; Lab Stools	5,000	6,000

		Total Scientific Affairs/QC Release, Microlab, Research & Development:	$615,850	$726,500
		Packaging
1050/2 P3240	1-
		RA. Jones Company Model Legacy 100 UPM MDI Albuterol Packaging Line, S/N S5950, Asset #P-4, (2002); with (1)-Ozaf Acuator Elevator Feeder, S/N 3171; (1)-Ozaf Model AC1500 Actuator Sorter/Unscrambler, S/N 3170; (1)-Allen-Bradey Panelview 900 Ozaf Feeder Line PLC; (1)-Ozaf Transfer Actuator Capping Machine, S/N 3172; (1)-Ozaf Rotary Unscrambler Canister Feeder; (1)-Garvens Automation Model S2 Quality Control Checkwell MOl Canister Weigh Station, SIN 320907;(1)-RA Jones Company MDI Can To Actuator Inserter; (1)-G& K Model FA/4 SVA 21Cartonac 91 Folding Sheet Inserter, S/N 44400; (1)-RA.Jones Model Legacy S/N S5950 Packaging Machine; (1)-Econcorp. Model 7227 Econocaser Automatic Case Packing Tape Application System, S/N 7677 with Allen-Bradley 500 Series PLC, Allen-Bradley Panelview 600 Diagnostic, Product In-Feed, Collator; (1)-Paragon Model 9523310-Z170 Pax 3 Zebra Labeling Bar Code System	$200,000	$240,000

		Total Packaging	$200,000	$240,000
		Administration
1250/2 P58	1-	Lot Of Office Furniture, To Include: Contents of Managerial Offices; Lobby Furniture; Conference Room Furniture; Cafeteria Furniture; Lateral File Cabinets	$5,000	$7,500

		Total Administration	$5,000	$7,500
		Plant support
1080/2 P42	1-	Trane Model M-Series Air Handeling System (2001) Unit 1: S/N K01J31566C; Unit 2: S/N K01J31568C; Unit 3: S/N K01J31565C; Unit 4: S/N K01J31570C; Unit 5: K01J31571C; Unit 6: S/N K01J31572C; Unit 7 & 8 U/K; Consisting of: Mixing Box Module with Filter Frame; Access Module Section; MCC Unit; Fan Section Module Horizontal; Defuser Module; Filter Section Module;	$5,000	$6,000
1100/2 P44	1-	Trane Model RTHC1B1FOHOB1L-381LFVQUCO 150 Ton Chiller S/N U01L07451, (2002); with Trane Model Adaptive Control PLC	15,000	20,000
1110/2 P45	1-	Marley Model Aquatower 90 Tons Cooling Tower, S/N 214429	5,000	7,500
1130/2 P47	1-	Powerex Model SPS-6 6-Stage Air Compressor, (2004), 5 hp; Skid Mounted; 200 Gallon vertical Tank	10,000	12,500

1130/2 P47	1-	Atlas Copco Model 2T18-8.6 89 cfm Oil Free Rotary Screw Air Compressor, (2002), 25 hp; 125 PSIG	12,500	15,000
1140/2 P49	1-	Airtek Model SC250 250-scfm Refrigerated Air Dryer, S/N 7E-D04039, (2003); Digital PLC	3,500	4,500
1160/2 P50	1-	Prevac Model OSS-005-R Vacuum System, S/N 02S05430396, (2002), 5 hp; with Tank	3,000	3,500
1240/2 P57	1-	Caterpillar 400 KW Backup Diesel Generator, S/N 04ZR08016, (2002); Cat 3406C Diesel Engine; Sound Suppression Package; Skid Mounted; Fuel Tank in Base; 227/480V; Solid State PLC	35,000	40,000

		Total Plant Support:	$89,000	$109,000
		Warehouse
1170/2 P51	1-	Restaurant Technologies, Inc. 1,200 CF Walk-In Cycling Temperature Humidity Chamber, (2004); with Partlo Model MRC7000 Digital Chart Recorder; Carnes Model HCAGAU005 Steam Humidifier; 8'W x 20'L x 8'H	$15,000	$20,000
1180/2 P52		Environmental Specialties, Inc. Model ES2000 CDM-DW 72 CF Temperature Humidity Cycling Chamber, S/N 202051822, (2002); Double Wide; 72'W x 30'D x 4'H; Digital PLC; and Chart Recorder	5,000	6,000

1190/2 P53	1-	Revco Model UL T1340~3-A35 13 CF Ultra Low Temperature Freezer, S/N X09M-603308, (2002); 24"W x 20"0 x 50"H	1,000	1,500
1190/2 P53	1-	Hot Pack Laboratory Incubator, Asset #RE34-20	1,000	1,500
1190/2 P53	1-
		Lot Of Surplus Equipment, Located In Warehouse, To Include: Biocold Refrigerator; (2) Manufacturer Unknown Trio Refrigerators; Scientific Products Model DP61 Vacuum Drying Oven; Hot Pack Stability Chamber; Manufacturer Unknown Stability Chamber; VWR Scientific Model 9010 Oven; Manufacturer Unknown Model DN93 Constant Temperature Oven; Hot Pack Oven; Shanklin Overwrapper; (4) 50L Jacketed Stainless ,Steel. Portable. Mixing Vessels, with.. Agitators; Shinklin Model S-30 . Heat .Sealer; , Strahman Model M7000 Washdown System; Garvens Check Weigher; Wiltons Case Taper Sealer; NuAire Biological Safety Cabinet; Hytrol 6'L x 8"W Power Conveyor (Note—Surplus Items Located in Warehouse Staged on Pallets and Shrink Wrapped with Lights Off. Inspection Conducted by Flashlight and a Best Estmate Made as To Make and Capacities of These Items.)	25,000	30,000

1220/2	1-	Lot Of Material Handling Equipment In Warehouse, To Include: (Approx.) (300) Sections Of 18' High Pallet Racking, with Wire Decking; Drexel Model SL T30 3,000-Lb. Narrow Aisle Electric Lift Truck; Payne Brothers 2,000-Lb. Free-Standing Pallet Inverter; Tennant Model 7100 Floor Scrubber; Raymond Model E3RTN Standup Reach Pallet Truck; Clark 6,000-Lb. Electric Pallet Jack; Miscellaneous Hand Jacks; Scales; Warehouse Furniture; Metrology Located in Incoming Inspection Area Near Optical Comparitor	25,000	35,000
1230/2 P56	1-	Deltronic Model DH214 14" Optical Comparator; with MPC-5 Digital Readout	5,000	6,000

		Total Warehouse:	$77,000	$100,000
		Non-Departmentalized Assets
200/2	1-	Particle Sizing Systems Model Accusizer 780 Particle Counter, S/N 0121701, (2002); Controller; Software	$9,000	$10,000
260/2	1-	Polymer Labs Model PL-ELS 1000 Evaporative Light Scattering Detector, S/N 003-1044, (2002)	5,000	6,000
330/2	1-	EMD Model MAS 100 Air Sampling System, (2002)	1,500	2,000

		Total Non-Departmentalized Assets:	$15,500	$18,000
		Total Appraised Values	$1,002,350	$1,201,00

(FPFR 4164228-004)	* LOAN5404 *

PROMISSORY NOTE

September 30, 2005
(Date)

        FOR VALUE RECEIVED, Amphastar Pharmaceuticals, Inc. a corporation located at the address stated below ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 83 Wooster Heights Road, Danbury, CT 06810 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Million Two Hundred Fifty Thousand and 00/100 Dollars ($2,250,000), with interest on the unpaid principal balance, from the date hereof through and including dates of payment, at a floating per annum interest rate ("Contract Rate") as hereinafter calculated.

        The Contract Rate shall be equal to the sum of (i) Five and Fifty-Two Hundredths percent (5.52%) per annum plus (ii) a variable per annum interest rate ("Current LlBOR"), which shall be equal to the rate listed for three month London Interbank Offered Rate ("LlBOR"), which is published in the "Money Rates" column of the Wall Street Journal, Eastern Edition (or, in the event such rate is not so published, in such other nationally recognized publication as Payee may specify) on the first Business Day of the calendar month (notwithstanding any statement in such publication as to the effective date of any published rate). As used herein, the term "Business Day" shall mean and include any calendar day other than a day on which all commercial banks in the City of New York, New York are required or authorized to be closed.

        Subject to the other provisions hereof, the principal and interest on this Note is payable in lawful money of the United States in Forty Eight (48) consecutive monthly installments as follows:

Periodic Installment	Amount
Forty-Eight (48) @	$56,602.30

each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding unpaid principal and interest. The first Periodic Installment shall be due and payable on November 1, 2005 and the following Periodic Installments shall be due and payable on the same day of each succeeding period (each, a "Payment Date"). All payments shall be applied first to interest and then to principal. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 360 day year (361 day leap year) and will be charged at the Contract Rate for each calendar day on which any principal is outstanding.

        The amount and number of the Periodic Installments will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three (3) month period commencing with the first Payment Date hereof, Maker agrees to pay to Payee forthwith an additional sum ("Quarterly Payment") sufficient to amortize the unpaid principal over the balance of the original term hereof at the Contract Rate applicable for the first Periodic Installment.

        If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (i) any Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues and shall he calculated on the unpaid principal balance existing at the commencement of such period.

        The Contract Rate shall be subject to a quarterly adjustment (up or down) in accordance with the pricing grid set forth below, effective upon delivery of audited annual financial statements and internally generated quarterly financial statements:

Debt Service Coverage Ratio As defined below	Contract Rate
≥ 1:40: 1 but < 1.75:1	LIBOR + 5.52%
≥ 1:75: 1 but < 2.00:1	LIBOR + 5.02%
≥ 2.00: 1 but < 2.25:1	LIBOR + 4.52%
≥ 2.25: 1 but < 2.50:1	LIBOR + 4.02%
≥ 2.50: 1	LIBOR + 3.50%

Downward adjustments will only take effect (and only remain effective) provided no default has occurred and is continuing.

        "Debt Service Coverage Ratio" shall be computed using the following formula:

    EBITDA (defined as Q1 '05 × 4, Q2 '05 × 2, Q3 '05 and thereafter on a rolling 12 month basis) - Unfunded Capex (excluding the first $6,000,000 and the unfunded calculation only applies to unfunded payments expected to be made in the next 12 months) - Less Dividends] divided by [principal and interest payments on indebtedness for borrowed money due in the next twelve months]

        The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

        This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "Security Agreement").

        Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

        The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the sum of:

  (a)
  the following percentages of the remaining principal balance for the indicated period:

          Prior to the first annual anniversary date of this Note: Not Allowed

          Thereafter and prior to the second annual anniversary date of this Note: Five percent (5%)

          Thereafter and prior to the third annual anniversary date of this Note: Four and One Half percent (4.5%)

          Thereafter and prior to the fourth annual anniversary date of this Note: Four percent (4%)

          and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

        It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended of the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawful maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

        The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against anyone or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

        THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with, respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

        No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

        Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

        THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

/s/ JACKLIN GUERRERO (Witness)	By:	/s/ DAVID NASSIF

Jacklin Guerrero (Print Name)	Name:	David Nassif

	Title:	CFO

11570 6th Street, Rancho Cucamonga, CA 91730	Federal Tax ID: 33-0702205
(Address)
Address: 11570 6th Street, Rancho Cucamonga, CA 917303

COLLATERAL SCHEDULE NO. 004

        THIS COLLATERAL SCHEDULE NO. 004 is annexed to and made a part of that certain Master Security Agreement dated as of August 1, 2005 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Amphastar Pharmaceuticals, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated September 30, 2005 in the original principal amount of $2,250,000.00.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefor, and all insurance and/or other proceeds thereof.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	Amphastar Pharmaceuticals, Inc.

By:	By:	/s/ DAVID NASSIF

Name:	Name:	David Nassif

Title:	Title:	CFO

Date:	Date:	September 30, 2005

EXHIBIT A
ACCOUNT 4164288-004

Amphastar Pharmaceuticals, Inc.
Amphastar Pharmaceuticals, Inc.
Asset Listing and Valuation; Location 11570 6th St., Rancho Cucamonga, CA 91730

Item #	Loc.	Bldg	Dept	Description	Manufacture	Serial Number
031405	1	1	441	(1) 100L (2) 50L
031406	1	1	441	(1) 200L (1) 100L
031408	1	1	441	(2) 800L TANK
031407	1	1	441	(2)400L (1)200L
030405	1	1	441	100L TANK MODIFICATION
031105	1	1	441	20L TANK STABLIZER
030406	1	1	441	2ML VIAL TRANSFER SYS
031206	1	1	441	3/4" CHECK VALVES
040303	1	1	441	A01-005 LINE 2 SETUP
040304	1	1	441	A02-001 LINE 3 SETUP
031324	1	1	441	AD INTERFACE
031351	1	1	441	AIR BORNE PARTICLE
031358	1	1	441	ALGRA6 3668803 Centrifuge Allegra 6	Beckman Coulter
031409	1	1	441	ALLIANCE SYSTEMS Separators Modules	Alliance/Waters	2695/2996
030702	1	1	441	ALTAIR REFRIGERATOR
031127	1	1	441	ANALYST 300
031443	1	1	441	ANALYZER ACL 900 LINE2 Coagulation Analyzer ACL 9000	Beckman Coulter
031403	1	1	441	ARPECO INSPECTOR
031119	1	1	441	ATTRITOR-HD
031016	1	1	441	AUTOCLAVE BAGGED PQ
031048	1	1	441	AUTOCLAVE LINE 1
031013	1	1	441	AUTOCLAVE PQ 1,2,3
031009	1	1	441	AUTOCLAVE PQ LINE 1
031444	1	1	441	BD FILLER LINE2 ADDITION
031560	1	1	441	BENCH TOP CONTROLLER
031029	1	1	441	BENZ ENG COMP/AIR 10PQ
031421	1	1	441	BOOSTER SYSTEM
031392	1	1	441	CAPPING EQUIPMENT
031017	1	1	441	CIP/SIP 1Q LINE 3
031359	1	1	441	CIP/SIP SYS (GPMP)
031384	1	1	441	CIP/SIP SYSTEM (HARTEL)
031123	1	1	441	CIRCULATOR
031448	1	1	441	COMPOUNDING EQ II LINE2
031445	1	1	441	COMPOUNDING EQ LINE2
031092	1	1	441	COMPRESSED AIR
031411	1	1	441	COMPRESSOR
031360	1	1	441	CONVEYOR LINE #1
031393	1	1	441	CONVEYOR LINE #3
031446	1	1	441	CONVEYOR-LINE#2
031125	1	1	441	DA TANK
031361	1	1	441	DCI STOPPER WASHER
031362	1	1	441	DEPUROGENATION OVEN
031394	1	1	441	DEPUROGENATION OVEN
031385	1	1	441	DEPUROGENATION TUNNEL
031395	1	1	441	DESPATCH SYSTEM
031103	1	1	441	DESPATCH TUNNEL
031109	1	1	441	DESPATCH TUNNEL
031128	1	1	441	DETECTOR
031129	1	1	441	DIGITAL CALIBRATION
031130	1	1	441	DISPENSER
031131	1	1	441	DISTILLATION SET
031008	1	1	441	DRIVE SERVI 3.4KVA
031036	1	1	441	E001 CP
031424	1	1	441	EM EQUIPMENT
031425	1	1	441	EM PROGRAM
031301	1	1	441	EMULSIFIER MIXER
031348	1	1	441	EQUIPMENT TANK-APCL
031427	1	1	441	EXHAUST HOOK
030901	1	1	441	EXTERNAL VIAL WASHER
030506	1	1	441	FEEDER BOWL
031363	1	1	441	FILLING AND STOPPING TL
031396	1	1	441	FILLING EQUIPMENT
031055	1	1	531	FINISHED PROD REF#1
031063	1	1	531	FINISHED PROD REF#1
031050	1	1	531	FINISHED PROD REF#2
031062	1	1	531	FINISHED PROD REF#2
031051	1	1	531	FINISHED PROD REF#3
031061	1	1	531	FINISHED PROD REFRIGER 3
031352	1	1	441	FISHER ISOTEMP WATER INC
031304	1	1	441	FLOW HOOD
031364	1	1	441	FOW/SO AUTOCLAVE (SP)
031397	1	1	441	FOW/SP AUTOCLAVE
031447	1	1	441	FOW/SP AUTOCLAVE LINE2
031365	1	1	441	FREEZER FRYER
031307	1	1	441	FUME HOOD
031355	1	1	441	GAITRONIC 295F CLEAN
031313	1	1	441	GH HORIZ ROTOR
031366	1	1	441	GMP AUTOCLAVE
030505	1	1	441	HCS300
031430	1	1	441	HEPA FAN
031431	1	1	441	HEPA FILTERS
031311	1	1	441	HOME MADE EQUIPMENT
031386	1	1	441	HOMOGENIZER EQUIPMENT
031367	1	1	441	HOOD LINE #1
031107	1	1	441	HULL LYO COMPRESSOR
031047	1	1	441	HULL LYOPHILIZER
030909	1	1	441	HULL LYOPILIZER LINE 1
031033	1	1	441	INLINE MIXER 10Q
040804	1	1	531	KF OVEN
031413	1	1	441	LC/MS GCM-HPLC 1100 Series	Hewlett-Packard
031319	1	1	441	LINE 1 & 3 UPDATE
031044	1	1	441	LINE 1 150L TANKS
050201	1	1	441	LINE 1 SETUP UPGRADE
031045	1	1	441	LINE 1 TANKS
031037	1	1	441	LINE 1 UPDATE
031035	1	1	441	LINE 1 UPDATE
031104	1	1	441	LINE 1 UPDATE
031201	1	1	441	LINE 1 UPDATE

031202	1	1	441	LINE 1 UPDATE
031043	1	1	441	LINE 1 UPDATE AD
031038	1	1	441	LINE 2 UPDATE
031049	1	1	441	LINE 3 100L TANKS
030903	1	1	441	LINE 3 TRAYLOADER
031039	1	1	441	LINE 3 UPDATE
031034	1	1	441	LINE 3 UPDATE
031007	1	1	441	LINE UPDATE
031320	1	1	441	LUNA METHOD
031046	1	1	441	LYTZEN OVEN LINE 1
031042	1	1	441	LYZEN OVEN 10ML
031011	1	1	441	LYZEN OVEN PQ LINE 1
031368	1	1	441	MENGIBAR TRAY LOADER
031369	1	1	441	MENGIBAR VIAL WASHER
031398	1	1	441	MENGIBAR VIAL WASHER
031012	1	1	441	MENGIBAR VIAL/W LINE 1
031022	1	1	441	MENGIBARTRAYLOADER 10Q
031370	1	1	441	MIXER
031321	1	1	441	MIXERS
030404	1	1	441	MK DGF-P 2001 CONVEYOR
031040	1	1	441	MP
031323	1	1	441	MP-1 W/BOT
031404	1	1	441	MPA COMPOUNDING
031014	1	1	441	MPA EQUIPMENT 1,2,3
031015	1	1	441	MPA EQUIPMENT PQ 1,2.3
031433	1	1	441	MUELLER TANKS
031325	1	1	441	MULTI-PARAMETER MONITOR
031349	1	1	441	OVEN ISOTEMP PRO.
031326	1	1	441	OVENS
031434	1	1	441	OZONE DESTRUCTION UNIT
031327	1	1	441	PACKED INLET WITH EPC
031373	1	1	441	PARTICLE COUNTER SYSTEM
031332	1	1	441	PLATE STAND
031333	1	1	441	PLATES
031414	1	1	441	PROCESS TANK
031387	1	1	441	PROPOFOL CONTROL SYSTEM
031388	1	1	441	PROPOFOL LINE PROJECT
031389	1	1	441	PROPOFOL PIPING PROJECT
031383	1	1	441	PUMP
030202	1	1	441	PUMP MOTORS
031402	1	1	441	PUMPS
031399	1	1	441	QUATERNARY PUMP
031374	1	1	441	RCS HIGH FLOW
031312	1	1	441	REFRIGERATOR
031436	1	1	441	RO SYSTEM
031437	1	1	441	RO TANK
031339	1	1	441	ROTARY EVAPORATOR
031023	1	1	441	ROTARY STERILIZER MPA
031024	1	1	441	ROTARY STERILIZER PQ
031340	1	1	441	SARNS PUMP MACHINE
031400	1	1	441	SARTOCHECK TESTER
031342	1	1	441	SIMULATOR
031415	1	1	441	SIS STRUCTURE & CEILING
031343	1	1	441	SKYLE TECH
031041	1	1	441	SSMB CONTROL RELEASE
031416	1	1	441	STEAM AUTOCLAVE
031439	1	1	441	STERILIZER CART
031417	1	1	441	STOPPER WASHER SYSTEM
031418	1	1	441	SUMP TANK SYSTEM
031108	1	1	441	TANK MIXER LIFT DEVICE
031377	1	1	441	TANKS
031401	1	1	441	TANKS
030504	1	1	441	TE4000 WIRE FLEXIBLE
031025	1	1	441	TL FILLER 10ML LINE 3
031345	1	1	441	TOP MIXER
031378	1	1	441	TRAY PACKER
031056	1	1	441	TUNNEL
030204	1	1	441	TUNNEL DATA RECORDER
031026	1	1	441	TUNNEL LOQ AMP LINE 3
031027	1	1	441	TUNNEL OQ LINE 3
031028	1	1	441	TUNNEL PQ
031346	1	1	441	TURBO MIXER
031550	1	1	441	UNIVERSAL FID
031440	1	1	441	VACUUM PUMP
050305	1	1	441	VAL CORT EQUIP A03-007
031551	1	1	441	VERIFIER
031552	1	1	441	VFD
031379	1	1	441	VIAL CAPPER
031380	1	1	441	VIAL FILLER
030907	1	1	441	VIAL PACKER
031553	1	1	441	WASH DOWN PUMP
031441	1	1	441	WATER DISTILLATION PLANT
031554	1	1	441	WATER HEATER
031382	1	1	441	WEST CAPPER
031031	1	1	441	WFI INITIAL PROCESS
031442	1	1	441	WFI TANK
031356	1	1	441	WORKING TABLES
031120	1	1	441	BAND SAW
031371	1	1	441	MOLD EQUIPMENT
021007	1	1	441	WORK BENCH
031030	1	1	441	CATERPILLAR EMERGENCY
031410	1	1	441	CATERPILLAR GENERATOR
031300	1	1	441	ELECTRICAL EQUIPMENT
030808	1	1	442	ELECTRICAL WIRES
031308	1	1	441	GENERATOR BREAKER
031432	1	1	441	HIGH VOLTAGE POWER
040205	1	1	524	42" ROUND TABLE MAVINS
050315	1	1	524	BOOKCASE & DRAWERS
021111	1	1	719	CABINET
050105	1	1	719	COUNTER SHOWCASE
000143	1	1	548	F & F
029003	1	1	549	F & F
010143	1	1	548	F&F
021252	1	1	548	F&F
980411	1	1	551	FF
980412	1	1	552	FF
980413	1	1	553	FF
980414	1	1	689	FF

980415	1	1	711	FF
980417	1	1	719	FF
980418	1	1	771	FF
980419	1	1	772	FF
980420	1	1	854	FF
980422	1	1	871	FF
980615	1	1	551	FF
980616	1	1	552	FF
980617	1	1	553	FF
980618	1	1	689	FF
980619	1	1	711	FF
980621	1	1	719	FF
980622	1	1	771	FF
980623	1	1	772	FF
980624	1	1	854	FF
980626	1	1	871	FF
980999	1	1	441	FF
989002	1	1	511	FF
980992	1	1	522	FF
980990	1	1	524	FF
989001	1	1	531	FF
980910	1	1	551	FF
980911	1	1	552	FF
980912	1	1	553	FF
980913	1	1	689	FF
980914	1	1	711	FF
980916	1	1	719	FF
980917	1	1	771	FF
980918	1	1	772	FF
980919	1	1	854	FF
980921	1	1	871	FF
981288	1	1	549	FF
981289	1	1	551	FF
981290	1	1	551	FF
981291	1	1	552	FF
981292	1	1	552	FF
981293	1	1	553	FF
981294	1	1	553	FF
981295	1	1	689	FF
981296	1	1	689	FF
981297	1	1	711	FF
981298	1	1	711	FF
981301	1	1	719	FF
981302	1	1	719	FF
981303	1	1	771	FF
981304	1	1	771	FF
981305	1	1	772	FF
981306	1	1	772	FF
981307	1	1	854	FF
981308	1	1	854	FF
981311	1	1	871	FF
981312	1	1	871	FF
000144	1	1	549	FF
000145	1	1	551	FF
000146	1	1	552	FF
000147	1	1	553	FF
000148	1	1	689	FF
000149	1	1	711	FF
000151	1	1	719	FF
000152	1	1	771	FF
000153	1	1	772	FF
000154	1	1	854	FF
000156	1	1	871	FF
010144	1	1	549	FF
010145	1	1	551	FF
010146	1	1	552	FF
010147	1	1	553	FF
010149	1	1	711	FF
010159	1	1	719	FF
010151	1	1	771	FF
010152	1	1	772	FF
010155	1	1	854	FF
010160	1	1	871	FF
021253	1	1	549	FF
021254	1	1	551	FF
021255	1	1	552	FF
021256	1	1	553	FF
021301	1	1	711	FF
021303	1	1	719	FF
021304	1	1	771	FF
021305	1	1	772	FF
021306	1	1	854	FF
021308	1	1	871	FF
029004	1	1	551	FF
029005	1	1	552	FF
029006	1	1	553	FF
029008	1	1	711	FF
029010	1	1	719	FF
029011	1	1	771	FF
029012	1	1	772	FF
029013	1	1	854	FF
029015	1	1	871	FF
050103	1	1	524	FILING CABINETS
980403	1	1	441	FURNITURE
980404	1	1	511	FURNITURE
980405	1	1	522	FURNITURE
980406	1	1	524	FURNITURE
980407	1	1	531	FURNITURE
980408	1	1	545	FURNITURE
980409	1	1	548	FURNITURE
980410	1	1	549	FURNITURE
980607	1	1	441	FURNITURE
980608	1	1	511	FURNITURE
980609	1	1	522	FURNITURE
980610	1	1	524	FURNITURE
980611	1	1	531	FURNITURE
980612	1	1	545	FURNITURE
980613	1	1	548	FURNITURE
980614	1	1	549	FURNITURE
980907	1	1	545	FURNITURE
980908	1	1	548	FURNITURE
980909	1	1	549	FURNITURE
981273	1	1	441	FURNITURE
981274	1	1	441	FURNITURE
981275	1	1	511	FURNITURE
981276	1	1	511	FURNITURE
981277	1	1	522	FURNITURE

981278	1	1	522	FURNITURE
981279	1	1	524	FURNITURE
981280	1	1	524	FURNITURE
981281	1	1	531	FURNITURE
981282	1	1	531	FURNITURE
981283	1	1	545	FURNITURE
981284	1	1	545	FURNITURE
981285	1	1	548	FURNITURE
981286	1	1	548	FURNITURE
981287	1	1	549	FURNITURE
000142	1	1	545	FURNITURE
000137	1	1	441	FURNITURE & FIXTURE
020197	1	1	441	FURNITURE & FIXTURE
020998	1	1	524	FURNITURE & FIXTURE
020995	1	1	441	FURNITURE &FIXTURE
000138	1	1	511	FURNITURE AND FIXTURE
000140	1	1	524	FURNITURE AND FIXTURE
000141	1	1	531	FURNITURE AND FIXTURE
010137	1	1	441	FURNITURE AND FIXTURE
010138	1	1	511	FURNITURE AND FIXTURE
010139	1	1	522	FURNITURE AND FIXTURE
010170	1	1	522	FURNITURE AND FIXTURE
010140	1	1	524	FURNITURE AND FIXTURE
010141	1	1	531	FURNITURE AND FIXTURE
020198	1	1	511	FURNITURE AND FIXTURE
020199	1	1	522	FURNITURE AND FIXTURE
021200	1	1	524	FURNITURE AND FIXTURE
021250	1	1	531	FURNITURE AND FIXTURE
020996	1	1	511	FURNITURE AND FIXTURE
020997	1	1	522	FURNITURE AND FIXTURE
020999	1	1	531	FURNITURE AND FIXTURE
029002	1	1	548	FURNITURE AND FIXTURE
050104	1	1	524	METAL BOOKCASE
031299	1	1	719	METAL OPEN BOOKCASE
031002	1	1	551	MP
050301	1	1	524	OFFICE FURNITURES
021110	1	1	719	REFERENCE TABLE
031473	1	1	524	REFRIGERATOR
031419	1	1	441	A/C COMPRESSOR
031336	1	1	441	AHU
031420	1	1	441	BOILER CONTROL
031422	1	1	441	CHILLER
031423	1	1	441	COOLING TOWER
031428	1	1	441	FACILITY BOILER
031095	1	1	441	HVAC PQ LINE 1
031093	1	1	441	HVAC PQ LINE 3
031094	1	1	441	HVAC PRESSURE/M 1,2,3
030803	1	1	441	MCQUAY CHILLER AGZ07OBS
030602	1	1	531	WALK-IN COOLER
030952	1	1	531	WALK-IN COOLER
031099	1	1	531	WALK-IN COOLER CON
031060	1	1	531	WALK-IN REFRIGERATOR
031058	1	1	531	WALKING REF 10PQ
031435	1	1	441	PURE STEAM GENERATOR
030408	1	1	531	PURE STEAM TEST DEVICE
031438	1	1	441	STEAM BOILER
031450	1	1	441	BALERS SET
031493	1	1	546	CROWN FORKLIFT
031495	1	1	546	CROWN FORKLIFT DOWN
040704	1	1	546	CROWN LIFT TRUCK
031472	1	1	524	FIRE EXTINGUISHER CART
040501	1	1	719	LADDER
031322	1	1	441	MOTOROLA RADIOS
031338	1	1	441	RADIOS
031494	1	1	546	SCISSORLIFT
031341	1	1	441	SCRUBBER BUFFER
050314	1	1	772	ACROBAT PRO 7.0 SOFTWARE
981213	1	1	441	SOFTWARE
981214	1	1	441	SOFTWARE
981215	1	1	441	SOFTWARE
981216	1	1	511	SOFTWARE
981217	1	1	511	SOFTWARE
981218	1	1	511	SOFTWARE
981219	1	1	522	SOFTWARE
981220	1	1	522	SOFTWARE
981221	1	1	522	SOFTWARE
981222	1	1	524	SOFTWARE
981223	1	1	524	SOFTWARE
981224	1	1	524	SOFTWARE
981225	1	1	531	SOFTWARE
981226	1	1	531	SOFTWARE
981227	1	1	531	SOFTWARE
981228	1	1	545	SOFTWARE
981229	1	1	545	SOFTWARE
981230	1	1	545	SOFTWARE
981231	1	1	548	SOFTWARE
981232	1	1	548	SOFTWARE
981233	1	1	548	SOFTWARE
981234	1	1	549	SOFTWARE
981235	1	1	549	SOFTWARE
981236	1	1	549	SOFTWARE
981237	1	1	551	SOFTWARE
981238	1	1	551	SOFTWARE
981239	1	1	551	SOFTWARE
981240	1	1	552	SOFTWARE
981241	1	1	552	SOFTWARE
981242	1	1	552	SOFTWARE
981243	1	1	553	SOFTWARE
981244	1	1	553	SOFTWARE
981245	1	1	553	SOFTWARE
981246	1	1	689	SOFTWARE
981247	1	1	689	SOFTWARE
981248	1	1	689	SOFTWARE
981249	1	1	711	SOFTWARE
981250	1	1	711	SOFTWARE
981255	1	1	719	SOFTWARE
981256	1	1	719	SOFTWARE
981257	1	1	719	SOFTWARE
981258	1	1	771	SOFTWARE
981259	1	1	771	SOFTWARE
981260	1	1	771	SOFTWARE
981261	1	1	772	SOFTWARE
981262	1	1	772	SOFTWARE
981263	1	1	772	SOFTWARE
981264	1	1	854	SOFTWARE

981265	1	1	854	SOFTWARE
981266	1	1	854	SOFTWARE
981270	1	1	871	SOFTWARE
981271	1	1	871	SOFTWARE
981272	1	1	871	SOFTWARE
000157	1	1	441	SOFTWARE
000159	1	1	511	SOFTWARE
000101	1	1	522	SOFTWARE
000103	1	1	524	SOFTWARE
000105	1	1	531	SOFTWARE
000107	1	1	545	SOFTWARE
000109	1	1	548	SOFTWARE
000111	1	1	549	SOFTWARE
000113	1	1	551	SOFTWARE
000115	1	1	552	SOFTWARE
000117	1	1	553	SOFTWARE
000119	1	1	689	SOFTWARE
000121	1	1	711	SOFTWARE
000125	1	1	719	SOFTWARE
000127	1	1	771	SOFTWARE
000129	1	1	772	SOFTWARE
000131	1	1	854	SOFTWARE
000135	1	1	871	SOFTWARE
010153	1	1	441	SOFTWARE
010156	1	1	511	SOFTWARE
010101	1	1	522	SOFTWARE
010103	1	1	524	SOFTWARE
010105	1	1	531	SOFTWARE
010109	1	1	548	SOFTWARE
010111	1	1	549	SOFTWARE
010113	1	1	551	SOFTWARE
010115	1	1	552	SOFTWARE
010117	1	1	553	SOFTWARE
010121	1	1	711	SOFTWARE
010122	1	1	711	SOFTWARE
010125	1	1	719	SOFTWARE
010127	1	1	771	SOFTWARE
010129	1	1	772	SOFTWARE
010131	1	1	854	SOFTWARE
010135	1	1	871	SOFTWARE
020158	1	1	441	SOFTWARE
020160	1	1	511	SOFTWARE
020162	1	1	522	SOFTWARE
020164	1	1	524	SOFTWARE
020166	1	1	531	SOFTWARE
020170	1	1	548	SOFTWARE
020172	1	1	549	SOFTWARE
020174	1	1	551	SOFTWARE
020176	1	1	552	SOFTWARE
021309	1	1	553	SOFTWARE
020181	1	1	711	SOFTWARE
020185	1	1	719	SOFTWARE
020187	1	1	771	SOFTWARE
020189	1	1	772	SOFTWARE
020191	1	1	854	SOFTWARE
020195	1	1	871	SOFTWARE
020955	1	1	441	SOFTWARE
020957	1	1	511	SOFTWARE
020959	1	1	522	SOFTWARE
020961	1	1	524	SOFTWARE
020963	1	1	531	SOFTWARE
020967	1	1	548	SOFTWARE
020969	1	1	549	SOFTWARE
020971	1	1	551	SOFTWARE
020973	1	1	552	SOFTWARE
020975	1	1	553	SOFTWARE
020979	1	1	711	SOFTWARE
020983	1	1	719	SOFTWARE
020985	1	1	771	SOFTWARE
020987	1	1	772	SOFTWARE
020989	1	1	854	SOFTWARE
020993	1	1	871	SOFTWARE
021005	1	1	772	SOFTWARE
021105	1	1	772	SOFTWARE
021106	1	1	772	SOFTWARE
021297	1	1	523	SOFTWARE
040908	1	1	772	ACER COMPUTER W/MONITOR
050312	1	1	772	ACER POWER P4 COMPUTER
021295	1	1	772	AMPNT 7 SERVER
981090	1	1	531	COMPUTER
981032	1	1	553	COMPUTER
020178	1	1	553	COMPUTER
020186	1	1	719	COMPUTER
020976	1	1	553	COMPUTER
030751	1	1	772	COMPUTER AND PRINTERS
981002	1	1	441	COMPUTERS
981003	1	1	441	COMPUTERS
981005	1	1	511	COMPUTERS
981006	1	1	511	COMPUTERS
981008	1	1	522	COMPUTERS
981009	1	1	522	COMPUTERS
981011	1	1	524	COMPUTERS
981015	1	1	531	COMPUTERS
981017	1	1	545	COMPUTERS
981018	1	1	545	COMPUTERS
981020	1	1	548	COMPUTERS
981021	1	1	548	COMPUTERS
981023	1	1	549	COMPUTERS
981024	1	1	549	COMPUTERS
981026	1	1	551	COMPUTERS
981027	1	1	551	COMPUTERS
981029	1	1	552	COMPUTERS
981030	1	1	552	COMPUTERS
981035	1	1	689	COMPUTERS
981036	1	1	689	COMPUTERS
981038	1	1	711	COMPUTERS
981039	1	1	711	COMPUTERS
981044	1	1	719	COMPUTERS
981045	1	1	719	COMPUTERS
981047	1	1	771	COMPUTERS
981048	1	1	771	COMPUTERS
981050	1	1	772	COMPUTERS
981051	1	1	772	COMPUTERS
981053	1	1	854	COMPUTERS
981054	1	1	854	COMPUTERS
981059	1	1	871	COMPUTERS
981060	1	1	871	COMPUTERS

981012	1	1	524	COMPUTERS
981033	1	1	553	COMPUTERS
981251	1	1	711	COMPUTERS
000158	1	1	441	COMPUTERS
000160	1	1	511	COMPUTERS
000102	1	1	522	COMPUTERS
000104	1	1	524	COMPUTERS
000106	1	1	531	COMPUTERS
000108	1	1	545	COMPUTERS
000110	1	1	548	COMPUTERS
000112	1	1	549	COMPUTERS
000114	1	1	551	COMPUTERS
000116	1	1	552	COMPUTERS
000118	1	1	553	COMPUTERS
000120	1	1	689	COMPUTERS
000122	1	1	711	COMPUTERS
000126	1	1	719	COMPUTERS
000128	1	1	771	COMPUTERS
000130	1	1	772	COMPUTERS
000132	1	1	854	COMPUTERS
000136	1	1	871	COMPUTERS
010154	1	1	441	COMPUTERS
010102	1	1	522	COMPUTERS
010104	1	1	524	COMPUTERS
010106	1	1	531	COMPUTERS
010110	1	1	548	COMPUTERS
010112	1	1	549	COMPUTERS
010114	1	1	551	COMPUTERS
010116	1	1	552	COMPUTERS
010118	1	1	553	COMPUTERS
010126	1	1	719	COMPUTERS
010128	1	1	771	COMPUTERS
010130	1	1	772	COMPUTERS
010132	1	1	854	COMPUTERS
010136	1	1	871	COMPUTERS
010157	1	1	511	COMPUTERS
020159	1	1	441	COMPUTERS
020161	1	1	511	COMPUTERS
020163	1	1	522	COMPUTERS
020165	1	1	524	COMPUTERS
020167	1	1	531	COMPUTERS
020171	1	1	548	COMPUTERS
020173	1	1	549	COMPUTERS
020175	1	1	551	COMPUTERS
020177	1	1	552	COMPUTERS
020182	1	1	711	COMPUTERS
020188	1	1	771	COMPUTERS
020190	1	1	772	COMPUTERS
020192	1	1	854	COMPUTERS
020196	1	1	871	COMPUTERS
020956	1	1	441	COMPUTERS
020958	1	1	511	COMPUTERS
020960	1	1	522	COMPUTERS
020962	1	1	524	COMPUTERS
020964	1	1	531	COMPUTERS
020968	1	1	548	COMPUTERS
020970	1	1	549	COMPUTERS
020972	1	1	551	COMPUTERS
020974	1	1	552	COMPUTERS
020980	1	1	711	COMPUTERS
020984	1	1	719	COMPUTERS
020986	1	1	771	COMPUTERS
020988	1	1	772	COMPUTERS
020990	1	1	854	COMPUTERS
020994	1	1	871	COMPUTERS
021003	1	1	772	COMPUTERS
021004	1	1	772	COMPUTERS
040807	1	1	523	COMPUTERS
040808	1	1	523	COMPUTERS & SOFTWARE
031357	1	1	441	COMPUTERS SYSTEM
040203	1	1	871	CPU FOR NEW COMPUTER
050311	1	1	772	FINANCE SERVER
030750	1	1	772	IBM LAPTOP
030920	1	1	721	IBM LAPTOP
031010	1	1	772	INTERNAL LAN
041102	1	1	772	IT COMPUTER & MONITOR
040204	1	1	772	LAPTOP
050203	1	1	689	LAPTOP PC VAIO CENTRINO
030805	1	1	772	NB NV A30 P4-2.4 COMP.
050310	1	1	772	NEW AMP800 SERVER
040202	1	1	871	QUANTUM DLT
030801	1	1	772	SONY COMPUTER
050313	1	1	772	T1 WAN/DSU/CSU CARD
981352	1	1	772	VAX 4000 -L020
981351	1	1	772	VAX STATION -L063
981350	1	1	772	VAX STATION-L081
040907	1	1	772	17" MONITOR IT DEPT
031470	1	1	524	CCTV SYSTEM
041101	1	1	772	CISCO 2611 ROUTER
021212	1	1	854	DIGITAL DRIVES
031471	1	1	524	FINGERPRINT SYSTEM
030804	1	1	772	HP JETDIRECT 300X 3 PACK
040806	1	1	523	HP MODEL 1300 PRINTER
030201	1	1	523	INFOPRINT PRINTER
030304	1	1	441	INFOPRINT PRINTER
031316	1	1	441	IP PHONES
031329	1	1	441	PHONE SYSTEM
031330	1	1	441	PINPOINT PRINTER
031331	1	1	441	PLASMA SCREEN TV
981001	1	1	441	PRINTERS
981004	1	1	511	PRINTERS
981007	1	1	522	PRINTERS
981010	1	1	524	PRINTERS
981013	1	1	531	PRINTERS
981016	1	1	545	PRINTERS
981019	1	1	548	PRINTERS
981022	1	1	549	PRINTERS
981025	1	1	551	PRINTERS
981028	1	1	552	PRINTERS
981031	1	1	553	PRINTERS
981034	1	1	689	PRINTERS
981037	1	1	711	PRINTERS
981043	1	1	719	PRINTERS
981046	1	1	771	PRINTERS
981049	1	1	772	PRINTERS
981052	1	1	854	PRINTERS

981058	1	1	871	PRINTERS
050303	1	1	511	QC200 PRINTER & CABLE
050302	1	1	539	QC200 PRINTER & CABLE
031004	1	1	553	RECORDER
021298	1	1	523	SAS INSIGHT
031052	1	1	442	ARPECO LABEL INSPECTOR
030407	1	1	442	DIGITAL TABLE SEALER
031018	1	1	441	DOMINO PRINTER LINE 3
031314	1	1	441	HAND SEALING MACHINE
031032	1	1	441	HEAT HEALER 10PQ LINE 1
031019	1	1	441	HEATSEALER 10PQ LINE 3
031318	1	1	441	LABEL PRINTER
031057	1	1	441	LABEL PRINTER
031021	1	1	441	LABELER 10PQ
040903	1	1	511	LABELING EQUIPMENT
030908	1	1	441	LABELING MACHINE
031372	1	1	441	PACKAGING TRAYS
030305	1	1	441	SEALING MACHINE S001
031376	1	1	441	SHANKLIN SHRINK WRAPPER
021102	1	1	441	STRIP PRINTER
031381	1	1	441	VIAL LABELER
031487	1	1	545	BALANCE SET
041103	1	1	861	CONDUCTIVITY METER
031124	1	1	441	COUNTER SCALE
031126	1	1	441	DENSITY METER
050307	1	1	545	DO METER FOR LINE 1
031303	1	1	441	FLOOR SCALE
031305	1	1	441	FLOW METER STANDARD
031306	1	1	441	FLOWMETER
031315	1	1	441	INTERFACE PHOTOMETER
050204	1	1	531	KF COULOMETER 756KF	Brinkman Coulter
031317	1	1	441	LAB TURBIDIMETER
040805	1	1	531	METTLER TOLEDO BALANCE
031510	1	1	553	MICROBALANCE
030930	1	1	854	MODEL GS-800 DENSITOMETER Calibrated GS 800	Bio-Rad
021217	1	1	854	OSMOMETER
031353	1	1	441	PARTICLE COUNTER
031328	1	1	441	PH METER SYSTEM
031334	1	1	441	POLARIMETER
031337	1	1	441	PRECISION THERMOMETER
050202	1	1	854	REFRACTIVE INDEX DETECT
031344	1	1	441	SOLVENT SCALE
031502	1	1	552	SPECTROMETER
031075	1	1	854	30C HUMIDITY INCUBATOR	Revco	X17M-604478-XM
040305	1	1	862	A02-006 MP
040306	1	1	545	A03-001 ANIMAL LAB
031205	1	1	553	ACL 9000 SYSTEM
031347	1	1	441	AEROTEST KIT
030301	1	1	553	AIR FLOW BENCH
031503	1	1	553	AIR PULVERIZER
031310	1	1	441	AQUAMETRY APPARATUS
031391	1	1	441	AUTOCLAVE
040906	1	1	854	AUTOPOL V SIX WAVELENGHT Automatic Polarimeter	Rudolph
031486	1	1	545	AUTOSIZER
031121	1	1	441	BATH SET
031488	1	1	545	BATH SET
050101	1	1	854	BIOFRACTION COLLECTOR
031489	1	1	545	BORESCOPE
021009	1	1	553	CABINET
031003	1	1	552	CABINET
031490	1	1	545	CALIBRATION TOOL SET
040902	1	1	854	CHART RECORDER
041201	1	1	545	CITY WATER BUFFER SYSTEM
040803	1	1	861	COAGULATION ANALYZER Model ACL 1000	Beckman Coulter
040905	1	1	854	COULOCHEM III W/DC
031065	1	1	545	DATA TRACER 10Q
031491	1	1	545	DRY WELL CALIBRATOR
021218	1	1	854	DUPLEX HEAT EXCHANGER
980401	1	1	854	EMULSIFLEX-C50-L097
980199	1	1	854	EMULSIFLEX-L066
031302	1	1	441	FEDEGARI AUTOCLAVE
031492	1	1	545	FILTER INTEGRITY TESTER
030302	1	1	854	FLAMMABLE CABINET
030203	1	1	545	FRB PRESSURE TRACER
030513	1	1	551	FRB TEMPERATURE TRACER
980702	1	1	854	FREEZE DRYER-100
031429	1	1	441	GCMS
031412	1	1	441	GC'S
040904	1	1	545	HEPA CERTIFICATION EQUIP
050304	1	1	545	HEPA FILTER CERT INSTRUM
031504	1	1	553	HORIZONTAL INLINE MIXER
031505	1	1	553	HORIZONTAL ROTOR
980450	1	1	854	HP 100 DEMO SYST L093	Hewlett-Packard/Agilent
021224	1	1	854	HPLC 1100 Series
980112	1	1	854	HPLC L085
021227	1	1	854	HPLC/PREC. DET
021231	1	1	854	HPLCS GCM-HPLC 1100 Series	Hewlett-Packard
021229	1	1	854	HPLCX2 GCM-HPLC 1100 Series	Hewlett-Packard
031354	1	1	441	INCUBATOR Model 1925	VWR/Sheridan
021225	1	1	854	INCUBATOR Model 1915	VWR/Sheridan
031496	1	1	551	KAYE RECORDER
021215	1	1	854	L1A MILL
031506	1	1	553	LAB FREEZER
031507	1	1	553	LAL TEST SYSTEM
031508	1	1	553	LIGHT DETECTOR Evaporative Light Scattering ELSD 2000	Altech
980110	1	1	854	MALVERN AUTOSIZER L064
031509	1	1	553	MET ONE MODEL 2408
031069	1	1	553	MICRO FREEZER #11
031068	1	1	553	MICRO FREEZER#1
031074	1	1	854	MICRO INCUBATOR#9
021220	1	1	854	MICROSCOPE
021213	1	1	854	MPA COMPOUNDING
021219	1	1	854	ONCOLOGY EQUIPMENT
031335	1	1	441	PORTABLE MDE
021210	1	1	854	PUMP
050309	1	1	545	PUMP AND 40HP MOTOR — RO
031070	1	1	553	QA FREEZER 10PQ
031071	1	1	553	QA REFRIGERATOR 10PQ
031064	1	1	531	QA RETAIN INCUBATOR	VWR/Sheridan	9.00E+06
031066	1	1	552	QC VACUUM DRYING OVEN
031501	1	1	552	RCS HIGH FLOWS
031511	1	1	553	RCS HIGH FLOWS
031059	1	1	531	RECORDERS
031512	1	1	553	REFRIGERATOR
030205	1	1	553	REFRIGERATOR
040601	1	1	545	SARTOFLUOR CARTRIDGE

031072	1	1	553	SM/PM HEPA BENCH
021211	1	1	854	SONIC CLEANER
031350	1	1	441	STANDARD RCS AIR SAMPLER
031513	1	1	553	STERITEST
031497	1	1	551	TEMP STANDARDS
030306	1	1	441	TOC ANALYZER MODEL 400ES	Beckman Coulter
021233	1	1	854	TOC ONLINE ANALYZER
021222	1	1	854	TOC/ASI-5000A Total Organic Carbon Analyzer	Shimadzu
031498	1	1	551	TRACKSENSE SYSTEM
980201	1	1	854	ULTRA CLEANROOM SYSTL088
021241	1	1	854	UPRIGHT FREEZER
031499	1	1	551	UV-1601 TOOL KIT PACKAGE Visable Spectrophometer
050306	1	1	553	VAL MICRO HEPA BENCH
040503	1	1	861	VALIDATION PACKAGE
031500	1	1	551	VALIDATOR
031514	1	1	553	VITEK MACHINE Bio Merle UX Model 32	Vitek	SN: VMJA 1144
050308	1	1	866	VWR CENTRIFUGE 120V
021232	1	1	854	WATER CIRCULATOR
021216	1	1	854	ZETA POTENTIAL ANALYZER
021226	1	1	854	ZETA SIZER Model DTS5304	Malvern
				12 CAGE SUPPORT RACK
				12 CAGE SUPPORT RACK
				12 CAGE SUPPORT RACK
				2ND CAMERA—SYRINGE MACHINE
				50CE 115V REFRIGERATOR
				50L COMP/HOLD TANKS
				50L COMP/HOLD TANKS
				50L COMP/HOLD TANKS
				50L COMP/HOLD TANKS
				BELT DRIVE GANTRY
				CENTRIFUGE 120V
				CHART RECORDER FOR 115V REFRIGERATOR
				F4I FOR PDP SYSTEM
				FLOOR SINK STAINLESS STEEL
				INCUBATOR MOBEL 2030 & CHART RECORDER	VWR/Sheridan	1.00E+07
				INCUBATOR MOBEL 2030 & CHART RECORDER	VWR/Sheridan	901100
				LEVEL LIMIT SWITCH
				LINE 1 CLEANING SYSTEM FOR OVEN TRAYS
				LINE 3 FILLER PARTS
				LINE 3 FILLER PARTS
				LINE 3 FILLER PARTS
				LINE 3 VIAL WASHER MOD
				MENGIBAR VIAL WASHER
				MENGIBAR VIAL WASHER
				MICROFLUIDIC LAB HOMOGENIZER SETUP PARTS
				MLS200 AIR-JET
				MLS200 AIR-JET
				MODEL L1A FITZ LAB
				MPA PROJECT
				MPA PROJECT
				MPA PROJECT
				MPA PROJECT
				MULTIPACK FRB 500
				MULTIPACK FRB 500
				PARTS FOR MPA (DIAPHRAGM VALVE)
				PARTS FOR MPA (DIAPHRAGM VALVE)
				PARTS FOR MPA (SMOOTH TEE)
				PARTS FOR MPA (SMOOTH TEE)
				PCB COATING
				PDP EQUIP. (SINGLE-STAGE HIGH FLOW AIR)
				PDP FRAME COVER
				PDP FRAME COVER
				PDP FRAME COVER
				PDP FRAME COVER
				PDP FRAME COVER
				PDP PARTS (ALUMINUM SS)
				PDP SYSTEM PARTS
				PMA CONNECTOR
				PMA CONNECTOR
				PMA CONNECTOR
				PMA CONNECTOR
				PMA CONNECTOR
				PMA CONNECTOR (MOUNTING BRACKETS)
				REFRIGERATOR REVCO & CHART RECORDER
				REFRIGERATOR REVCO & CHART RECORDER
				SCOTT XML MIXER FOR I001 PROJECT
				SLOTTED PAWL LATCH
				SYRINGE UNLOADING MACHINE
				SYRINGE UNLOADING MACHINE
				TANK MIXER FOR AMPOFOL SCALE-UP
				TANK MIXER FOR AMPOFOL SCALE-UP
				TANK MIXER FOR AMPOFOL SCALE-UP
				TANKS FOR AMPOFOL PRE SCALE-UP
				T-BOLT/T-BLOCK
				T-BOLT/T-BLOCK
				FT-IR Avatar 380	Nicolet
				Gas Chromatograph HP6890 Plus	Hewlett-Packard
				Gas Chromatograph HP6890 Plus	Hewlett-Packard
				Incubator Model 1555	VWR/Sheridan
				Incubator Model 815	Precision
				Incubator Model 815	Precision
				Ion Chromatograph Model DX120	Dionex
				Dissoulution System Model CP7	Solex
				UV Vis Spectrophotometer Evolution 300	Nicolet
				Atomic Absorption Spetrophotemeter Analyst 3000	Perkin Elmer
				TSQ Quantum LC/MS	ThermoFinnigan

EXHIBIT A
 ACCOUNT 4164288-004

Amphastar Pharmaceuticals, Inc.
Location: 11570 6th Street, Rancho Cucamonga, CA 91730
Department: Lab

Item Description	Manufacture	Model	Serial Number
Bio Merle UX	Vitek	32	VMJA 1144
Total Organic Carbon Analyzer	Shimadzu	TOC-5000A	N/A
HPLC	Agilent	1100 Series	N/A
HPLC	Hewlett-Packard/Aglient	1100 Series	N/A
UV Visible Spectrophotometer	Shimadzu	UV-1601	N/A
FT-IR	Nicolet	Avatar 380
Automatic Polarimeter	Rudolph	Autopol V
Coulometer	Brinkman Coulter	756KF
Gas Chromatograph	Hewlett-Packard	HP6890 Plus
Gas Chromatograph	Hewlett-Packard	HP6890 Plus
Incubator	Revco	ULT1786-3-A35	X17M-604478-XM
Incubator	VWR/Sheridan	2030	10010904
Incubator	VWR/Sheridan	1925	90110
Incubator	VWR/Sheridan	1925	900800
Incubator	VWR/Sheridan	1915	700203
Incubator	Bio-Cold	N/A	N/A
Incubator	VWR/Sheridan	5015	9120589
Incubator	VWR/Sheridan	1555	1002500
Incubator	Precision	815	N/A
Incubator	Precision	815	N/A
Centrifuge	Beckman Coulter	Allegra 6
Coagulation Analyzer	Beckman Coulter	ACL 1000
Particle Sizer	PSS/NiComp	780
Ion Chromatograph	Dionex	DX120
Dissoulution System	Solex	CP7
UV Vis Spectrophotometer	Nicolet	Evolution 300
Atomic Absorption Spectrophotometer	Perlin Elmer	Aanalyst 300
Zeta Sizer	Malver	DTS5304
GCM-HPLC	Hewlett-Packard	1100 Series
GCM-HPLC	Hewlett-Packard	1100 Series
Coagulation Analyzer	Beckman Coulter	ACL 9000
GCM-HPLC	Hewlett-Packard	1100 Series
Evaporative Light Scattering D	Alltech	ELSD2000
Calibrated Densitometer	Bio-Rad	GS-800
GCM-HPLC	Hewlett-Packard	1100 Series
GCM-HPLC	Hewlett-Packard	1100 Series
Seperators Modules	Alliance/Waters	2695/2996
Coagulation Analyzer	Beckman Coulter	ACL 9000
TSQ Quantom Ultra LC/MS	ThermoFinnigan	TSQ
Autoclave	Fedegari	FOF12	0502EE

(FPFR 4164228-003)	* LOAN5404 *

PROMISSORY NOTE

September 29, 2005
(Date)

        FOR VALUE RECEIVED, Amphastar Pharmaceuticals, Inc. a corporation located at the address stated below ("Maker") promises, jointly and severally if more than one, to pay to the order of General Electric Capital Corporation or any subsequent holder hereof (each, a "Payee") at its office located at 83 Wooster Heights Road, Danbury, CT 06810 or at such other place as Payee or the holder hereof may designate, the principal sum of Two Million Seven Hundred Fifty Thousand and 00/100 Dollars ($2,750,000), with interest on the unpaid principal balance, from the date hereof through and including dates of payment, at a floating per annum interest rate ("Contract Rate") as hereinafter calculated.

        The Contract Rate shall be equal to the sum of (i) Five and Fifty-Two Hundredths percent (5.52%) per annum plus (ii) a variable per annum interest rate ("Current LIBOR"), which shall be equal to the rate listed for three month London Interbank Offered Rate ("LIBOR"), which is published in the "Money Rates" column of the Wall Street Journal, Eastern Edition (or, in the event such rate is not so published, in such other nationally recognized publication as Payee may specify) on the first Business Day of the calendar month (notwithstanding any statement in such publication as to the effective date of any published rate). As used herein, the term "Business Day" shall mean and include any calendar day other than a day on which all commercial banks in the City of New York, New York are required or authorized to be closed.

        Subject to the other provisions hereof, the principal and interest on this Note is payable in lawful money of the United States in Forty Eight (48) consecutive monthly installments as follows:

Periodic Installment	Amount
Forty-Eight (48) @	$69,075.49

each ("Periodic Installment") and a final installment which shall be in the amount of the total outstanding unpaid principal and interest. The first Periodic Installment shall be due and payable on November 1, 2005 and the following Periodic Installments shall be due and payable on the same day of each succeeding period (each, a "Payment Date"). All payments shall be applied first to interest and then to principal. The acceptance by Payee of any payment which is less than payment in full of all amounts due and owing at such time shall not constitute a waiver of Payee's right to receive payment in full at such time or at any prior or subsequent time. Interest shall be calculated on the basis of a 360 day year (361 day leap year) and will be charged at the Contract Rate for each calendar day on which any principal is outstanding.

        The amount and number of the Periodic Installments will not change with fluctuations in the Contract Rate. Any increase in the Contract Rate shall be reflected by a corresponding decrease in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Any decrease in the Contract Rate shall be reflected as a corresponding increase in the portion of the Periodic Installment credited to the remaining unpaid principal balance. Notwithstanding the foregoing, at the end of each three (3) month period commencing with the first Payment Date hereof, Maker agrees to pay to Payee forthwith an additional sum ("Quarterly Payment") sufficient to amortize the unpaid principal over the balance of the original term hereof at the Contract Rate applicable for the first Periodic Installment.

        If, and for so long as, the amount of interest due exceeds the amount of the Periodic Installment, Maker agrees to pay forthwith, in addition to (i) any Periodic Installment then due and (ii) any Quarterly Payment, the amount by which said interest exceeds the Periodic Installment. In the event interest only is required to be paid during any period, the interest for such period shall be due and payable monthly as it accrues and shall he calculated on the unpaid principal balance existing at the commencement of such period.

        The Contract Rate shall be subject to a quarterly adjustment (up or down) in accordance with the pricing grid set forth below, effective upon delivery of audited annual financial statements and internally generated quarterly financial statements:

Debt Service Coverage Ratio As defined below	Contract Rate
≥ 1:40: 1 but < 1.75:1	LIBOR + 5.52%
≥ 1:75: 1 but < 2.00:1	LIBOR + 5.02%
≥ 2.00: 1 but < 2.25:1	LIBOR + 4.52%
≥ 2.25: 1 but < 2.50:1	LIBOR + 4.02%
≥ 2.50: 1	LIBOR + 3.50%

Downward adjustments will only take effect (and only remain effective) provided no default has occurred and is continuing.

        "Debt Service Coverage Ratio" shall be computed using the following formula:

    EBlTDA (defined as Q1 '05 × 4, Q2 '05 × 2, Q3 '05 and thereafter on a rolling 12 month basis)—Unfunded Capex (excluding the first $6,000,000 and the unfunded calculation only applies to unfunded payments expected to be made in the next 12 months)—Less Dividends] divided by [principal and interest payments on indebtedness for borrowed money due in the next twelve months]

        The Maker hereby expressly authorizes the Payee to insert the date value is actually given in the blank space on the face hereof and on all related documents pertaining hereto.

        This Note may be secured by a security agreement, chattel mortgage, pledge agreement or like instrument (each of which is hereinafter called a "Security Agreement").

        Time is of the essence hereof. If any installment or any other sum due under this Note or any Security Agreement is not received within ten (10) days after its due date, the Maker agrees to pay, in addition to the amount of each such installment or other sum, a late payment charge of five percent (5%) of the amount of said installment or other sum, but not exceeding any lawful maximum. If (i) Maker fails to make payment of any amount due hereunder within ten (10) days after the same becomes due and payable; or (ii) Maker is in default under, or fails to perform under any term or condition contained in any Security Agreement, then the entire principal sum remaining unpaid, together with all accrued interest thereon and any other sum payable under this Note or any Security Agreement, at the election of Payee, shall immediately become due and payable, with interest thereon at the lesser of eighteen percent (18%) per annum or the highest rate not prohibited by applicable law from the date of such accelerated maturity until paid (both before and after any judgment).

        The Maker may prepay in full, but not in part, its entire indebtedness hereunder upon payment of the entire indebtedness plus an additional sum as a premium equal to the sum of:

  (a)
  the following percentages of the remaining principal balance for the indicated period:

    Prior to the first annual anniversary date of this Note: Not Allowed

    Thereafter and prior to the second annual anniversary date of this Note: Five percent (5%)

    Thereafter and prior to the third annual anniversary date of this Note: Four and One Half percent (4.5%)

    Thereafter and prior to the fourth annual anniversary date of this Note: Four percent (4%)

    and zero percent (0%) thereafter, plus all other sums due hereunder or under any Security Agreement.

        It is the intention of the parties hereto to comply with the applicable usury laws; accordingly, it is agreed that, notwithstanding any provision to the contrary in this Note or any Security Agreement, in no event shall this Note or any Security Agreement require the payment or permit the collection of interest in excess of the maximum amount permitted by applicable law. If any such excess interest is contracted for, charged or received under this Note or any Security Agreement, or if all of the principal balance shall be prepaid, so that under any of such circumstances the amount of interest contracted for, charged or received under this Note or any Security Agreement on the principal balance shall exceed the maximum amount of interest permitted by applicable law, then in such event (a) the provisions of this paragraph shall govern and control, (b) neither Maker nor any other person or entity now or hereafter liable for the payment hereof shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount of interest permitted by applicable law, (c) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal balance or refunded to Maker, at the option of the Payee, and (d) the effective rate of interest shall be automatically reduced to the maximum lawful contract rate allowed under applicable law as now or hereafter construed by the courts having jurisdiction thereof. It is further agreed that without limitation of the foregoing, all calculations of the rate of interest contracted for, charged or received under this Note or any Security Agreement which are made for the purpose of determining whether such rate exceeds the maximum lawful contract rate, shall be made, to the extent permitted by applicable law, by amortizing, prorating, allocating and spreading in equal parts during the period of the full stated term of the indebtedness evidenced hereby, all interest at any time contracted for, charged or received from Maker or otherwise by Payee in connection with such indebtedness; provided, however, that if any applicable state law is amended of the law of the United States of America preempts any applicable state law, so that it becomes lawful for the Payee to receive a greater interest per annum rate than is presently allowed, the Maker agrees that, on the effective date of such amendment or preemption, as the case may be, the lawfu1 maximum hereunder shall be increased to the maximum interest per annum rate allowed by the amended state law or the law of the United States of America.

        The Maker and all sureties, endorsers, guarantors or any others (each such person, other than the Maker, an "Obligor") who may at any time become liable for the payment hereof jointly and severally consent hereby to any and all extensions of time, renewals, waivers or modifications of, and all substitutions or releases of, security or of any party primarily or secondarily liable on this Note or any Security Agreement or any term and provision of either, which may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against anyone or more of them, at the election of Payee without joinder of any other as a party thereto, and that Payee shall not be required first to foreclose, proceed against, or exhaust any security hereof in order to enforce payment of this Note. The Maker and each Obligor hereby waives presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection herewith, as well as filing of suit (if permitted by law) and diligence in collecting this Note or enforcing any of the security hereof, and agrees to pay (if permitted by law) all expenses incurred in collection, including Payee's actual attorneys' fees. Maker and each Obligor agrees that fees not in excess of twenty percent (20%) of the amount then due shall be deemed reasonable.

        THE MAKER HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS NOTE, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN MAKER AND PAYEE RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN MAKER AND PAYEE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.) THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS NOTE, ANY RELATED DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        This Note and any Security Agreement constitute the entire agreement of the Maker and Payee with, respect to the subject matter hereof and supercedes all prior understandings, agreements and representations, express or implied.

        No variation or modification of this Note, or any waiver of any of its provisions or conditions, shall be valid unless in writing and signed by an authorized representative of Maker and Payee. Any such waiver, consent, modification or change shall be effective only in the specific instance and for the specific purpose given.

        Any provision in this Note or any Security Agreement which is in conflict with any statute, law or applicable rule shall be deemed omitted, modified or altered to conform thereto.

        THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CONNECTICUT (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

/s/ JACKLIN GUERRERO (Witness)	By:	/s/ DAVID NASSIF

Jacklin Guerrero (Print Name)	Name:	David Nassif

	Title:	CFO

11570 6th Street, Rancho Cucamonga, CA 91730	Federal Tax ID: 33-0702205
(Address)
Address: 11570 6th Street, Rancho Cucamonga, CA 917303

COLLATERAL SCHEDULE NO. 003

        THIS COLLATERAL SCHEDULE NO. 003 is annexed to and made a part of that certain Master Security Agreement dated as of August 1, 2005 between General Electric Capital Corporation, together with its successors and assigns, if any, as Secured Party and Amphastar Pharmaceuticals, Inc. as Debtor and describes collateral in which Debtor has granted Secured Party a security interest in connection with the Indebtedness (as defined in the Security Agreement) including without limitation that certain Promissory Note dated September 29, 2005 in the original principal amount of $2,750,000.00.

Quantity	Manufacturer	Serial Number	Year/Model and Type of Equipment

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF.

and including all additions, attachments, accessories and accessions thereto, and any and all substitutions, replacements or exchanges therefore, and all insurance and/or other proceeds thereof.

SECURED PARTY:	DEBTOR:

General Electric Capital Corporation	Amphastar Pharmaceuticals, Inc.

By:	By:	/s/ DAVID NASSIF

Name:	Name:	David Nassif

Title:	Title:	CFO

Date:	Date:	September 29, 2005

EXHIBIT A
 ACCOUNT 4164288-003

Amphastar Pharmaceuticals, Inc.
Location: 11570 6th Street, Rancho Cucamonga, CA 91730
Department: Lab

Item Description	Manufacture	Model	Serial Number
Bio Merle UX	Vitek	32	VMJA 1144
Total Organic Carbon Analyzer	Shimadzu	TOC-5000A	N/A
HPLC	Agilent	1100 Series	N/A
HPLC	Hewlett-Packard/Aglient	1100 Series	N/A
UV Visible Spectrophotometer	Shimadzu	UV-1601	N/A
FT-IR	Nicolet	Avatar 380
Automatic Polarimeter	Rudolph	Autopol V
Coulometer	Brinkman Coulter	756KF
Gas Chromatograph	Hewlett-Packard	HP6890 Plus
Gas Chromatograph	Hewlett-Packard	HP6890 Plus
Incubator	Revco	ULT1786-3-A35	X17M-604478-XM
Incubator	VWR/Sheridan	2030	10010904
Incubator	VWR/Sheridan	1925	90110
Incubator	VWR/Sheridan	1925	900800
Incubator	VWR/Sheridan	1915	700203
Incubator	Bio-Cold	N/A	N/A
Incubator	VWR/Sheridan	5015	9120589
Incubator	VWR/Sheridan	1555	1002500
Incubator	Precision	815	N/A
Incubator	Precision	815	N/A
Centrifuge	Beckman Coulter	Allegra 6
Coagulation Analyzer	Beckman Coulter	ACL 1000
Particle Sizer	PSS/NiComp	780
Ion Chromatograph	Dionex	DX120
Dissoulution System	Solex	CP7
UV Vis Spectrophotometer	Nicolet	Evolution 300
Atomic Absorption Spectrophotometer	Perlin Elmer	Aanalyst 300
Zeta Sizer	Malver	DTS5304
GCM-HPLC	Hewlett-Packard	1100 Series
GCM-HPLC	Hewlett-Packard	1100 Series
Coagulation Analyzer	Beckman Coulter	ACL 9000
GCM-HPLC	Hewlett-Packard	1100 Series
Evaporative Light Scattering D	Alltech	ELSD2000
Calibrated Densitometer	Bio-Rad	GS-800
GCM-HPLC	Hewlett-Packard	1100 Series
GCM-HPLC	Hewlett-Packard	1100 Series
Seperators Modules	Alliance/Waters	2695/2996
Coagulation Analyzer	Beckman Coulter	ACL 9000
TSQ Quantom Ultra LC/MS	ThermoFinnigan	TSQ
Autoclave	Fedegari	FOF12	0502EE

Armstrong Pharmaceuticals
423 LaGrange Street, West Roxbury, MA
& 10 Dan Road, Canton, MA
Fixed Asset Date in GE Format

1.
Lab Equipment

Asset Description	Manufacture	Model	Serial Number	Comment	Location	Inovoice#
HPLC	Agilent Tech			Based on 4 systems	Canton	100516978
Nasal Spray Testing Automation Station	Innova	NSP DW	4511		Canton	3528 ect
HPLC	Agilent			Based on 2 systems	Canton	NA
HPLC	AGILENT				Canton	100070305
HPLC	Agilent				Canton	100049123
Lab Furniture	Cambridge Scientific				Canton	Deposit
Malvern Spraytec to measure droplet size of nasal pro	Malvern	RTS 5114	34586/D1		Canton	13605
Lab Furniture	Cambridge Scientific			used furniture	Canton	2570
Mastersizer 2000	Malvern		Mal100269		Canton	13604
ChemStation A.06.01-current 0Q/PV	Agilent	N/A	N/A		Canton	100629160
G7735 CD Desinfektor MCU	Miele		18347703		Canton	7766474
Accusizer to measure foreign particles	Particle S	780	0212701		Canton	PSS4144
Lab Furniture	Cambridge Scientific			used furniture	Canton	Deposit
Sterlizer	Consolid Stills	SSR-3A-PB	070202		Canton	11654
STD Balance 210x0.1MG/81x0.01MG	Fisher		01909390		Canton	7773987
SCSI-3 HS Low Profile	Insight		3EKI60S		Canton	284181
Phone Equipment	Commercial Comm.	N/A	N/A		Canton	12370
HP 73.4GB 10K Ultra3 Wide Scsi-3 HS Low Profile	Insight		3EK161CM		Canton	243862
Evaporative Light Scattering Detector	Polymer LA	PLELS1000	003-1044		Canton	61736
Smart-UPS	Insight		E95463		Canton	259793
ChemStation A.06.01-current 0Q/PV	Agilent Tech	N/A	N/A		Canton	100529545
HVAC Control System	Johnson Controls	n/a	n/a		Canton	11312376
UPS Back Up System	Environmental Special	n/a	n/a		Canton	5086
Prevac Vaccuum System	Air Energy	OSS-005-R			Canton	50846
AM7520 Powervision System	Mach. Vision Inc.		XB1511UTKSL		Canton	RPC-4300
MAS 100 Air Sampling System	Doe&Ingails	MS2000			Canton	426977
Incubator	VWR	2020	35960-098	Two units	Canton	10351997
APC SMART-UPS 3000RM 3U	Insight		3EKI61CV		Canton	246833
HP 73.4GB 10K Ultra3 Wide Scsi-3 HS Low Profile	Insight		N/A		Canton	286817
ChemStation A.06.01-current 0Q/PV	Agilent	N/A	N/A		Canton	100636745
ChemStation A.06.01-current 0Q/PV	Agilent	N/A			Canton	100639693
lABORATORY INSTRUMENTS-2 HPCL'S,	AGILENT			Two systmes	West Roxbury	100376754
AUTOMATED WORKSTATIONFOR QC LAB	INNOVA	FD-10	040456		West Roxbury	3172, 3279 et.
Automated Workstation for QC Lab	Innova	MDI AS	040455		West Roxbury	3173, 3368 et.
UV-Visible System for Analytical	Ag	8453	CN22802799		West Roxbury	100593632

Exhibit A
Account # 4164228-003

Appraisal

Amphastar Pharmaceuticals, Inc.
Armstrong Pharmaceuticals, Inc.
423 LaGrange Street
West Roxbury, Massachusetts

Machinery & Equipment

Item #	Qty.
Filling Line 1
10/1, P125	1-	Pamasol Model Macromat P2045 90 PPM Abuterol MDI Canister Filling Line, S/N 9589-01; To Include: Pamasol Model 2,046:-23-3 Elevating Feeder/ Unscrambler; Pamasol Model Macromet P2045 Dual Station 20 ML MDI Canister Filler; Garvins Type S-1 In- Line Check Weigher. SIN 320 756 (2001); Pamasol Model 2079 HFA Propellant Diaphram Suspension Filler; Garvins Type S-1 In~ Line Check Weigher: SIN 320 1'57 (2001) 100G Maximum; Allen Bradley PLC Running Macromet Software
15/1, P149	1-
Quadrel Model PL60 Labeling System, S/N 0601-089, (2001); To Include: Dorner 6100 Series Cloth Belt Conveyor; RVSI Acuity CiMatrix Vision Scape I-Pak Bar Code Reader With MIN 002-CM4000 Camera SIN 013771
1000/1, P124	1-	Custom Built Protector Hood; With Acrylic Surround Including Glove Mounts; Stainless Steel Table; Sartorius ISI-20 Stirring Scale Assett CP-213
1010/1 P139	1-	Manufacturer Unknown Estimated 200L Stainless Steel Jacketed Vessel, SIN 2302, (1992); With Lightnin Mixer Type B, Assett CMX23
1015/1, P143	1-
Lot of Miscellaneous Equipment In Filling Line 1 Area to Include: Estimated 20L Stainless Steel Vessel, Asset HFA-8 #60 With Lightnin G2505R Mixer; Custom Built Acrylic Case Test Chamber; (2) Alfa laval Type 2087 Pumps, SIN 9617-01 Asset # CMPF-24, SIN 9589/1 01 Asset # CMPF-25; Mettler Toledo Panther Plus Stainless Steel Platform Scale Asset CP-234; Estimated 800l Feldmeier Stainless Steel Vessel,Asset 000604 #56 SIN 4912-A1 (1997) -20° To 200°F, With Silverson FX60 Mixer S/N 631442
Total Filling Line 1:
Packaging Line P-3
20/1, P158	1-	RA Jones Model Legacy Carton Packer, S/N S-5479; To Include: (2) Dorner 6100 Series 1 1/2" Wide Cloth Belt Conveyor; Custom Auto Valve Testing Unit; Krones AutoCol Labeling System; Approximately 15" × 8" W Table with 4" Belt Conveyor; Aligner; 90° Conveyor Turn Section; Garvey Conveyor; Econoseal Model Econocaser With Paragon Zebra 170 Pax3 Labeling System
1020/1, P176	1-
Lot of Miscellaneous Equipment In Packaging Line P-3 To Include; Wilton Case Sealer, 48"L × 36"W × 18"H Capacity; Stainless Steel Hopper Loader With 12"W Elevator Belt, 14" Between Cleats, Rotary Sorter
Total Packaging Line P-3:
Filling And Packaging Line 8
1210/1, P90	1-	3M Model Matic 200A 20" × 36" Case Sealer, S/N 13428, (1999); With Double Belt; Expandable Plastic Skate Wheel Conveyor
1210/1, P91	1-	FMC/Syntron Rotary Feeder; With CamFlex Conveyor System; (Not In Service)

1210/1 P92	1-	Quadrel Model M2(M1.5) Labeling System
1210/1 P93	1-	RVSI Model VisionScape I-Pak Image Reader
1250/1	1-	Manufacturer Unknown 45"L × 4"W Conveyor System
1260/1, P95	1-	Domino Model A200 Ink Jet Labeler
1270/1, P104	2-
Custom Built Filling Lines; Each Line Includes: Can Infeed Conveyor; Approximately 3 Gallon Filler Solution Tank, with Lightnin Mixer, Pressure Regulator; Double Track Conveyor; (2) Crimping Systems; Conveyor; 48" Diameter Rotating Solution Filler; HiSpeed Micromate Check Weigher, Asset QCL-055; ANA Technology Conveyor S/N 1616; Approximately 25'L × 12"W and 4"W Dual Conveyor Table Each Value: $15,000/$25,000
1280/1 P98	1-	Feldmeier Approximately 800L Vessel, S/N L2375, Asset #000603 #55, (1994); With Omega Probe; Silverson Mixer
1290/1 P99	1-	Mettler Toledo Model Digitol 5,000 Lb. Stainless Steel Electronic Platform Scale, S/N C1023-8522-4329984, Asset #CP-023; 48" × 48" Platform
1300/1 P109	1-	Mettler Toledo Model Check Mate II Check Weigh System, Asset #QCL-112
1310/1 P101	1-
Lot of Miscellaneous Equipment In Line 8 Area To Include: Stainless Steel Pumps, Asset # CMPF 13, CMPF 15; Stainless Steel Tables And Trash Receptacles; Ohaus Voyager Scale Asset # QCL-107; Dickson Chart Recorder; Custom Built Hood" Protector With Acrylic Surround Including Glove Mounts; Stainless Steel Table; Sartorius 15"W × 12"0 Scale Asset CP-004 With Printer
Total Filling And Packaging Line 8:
Filling And Packaging Line 5
1170/1	1-	Manufacturer Unknown Cold Filling Line; To Include: Filler With Vaccon Regulators; (2) Stainless Steel Jacketed Vessels, Asset Concentrate Bowl #1 00832, Asset Concentrate Bowl #2 00833; (2) Allegheny Bradford Stainless Steel Cylinders For Freon Filling, S/N 416-1-1, S/N 2193-1; Custom Built Freon Injector With Wilkerson Pressure Guages, And Nordren Regulator; Aproximately 400L Jacketed Vessel, Asset 000525, With Lightnin Mixer Master, Asset CMX-11; Mettler ToledoPanther Plus Scale, Capacity .2Kg - 2,000 Kg; FMC Syntron Parts Handler With Hopper And Rotary Feeder; Custom Built Crimper With Fabco Air SPG200 Synchronous Parallel Grippers, 250 PSI Maximum; Rubber Belt Conveyor 6" W With Adjustable Edge Guide
1180/1	1-	Manufacturer Unknown Model Custom Built Aproximately 10' × 12'; -30BO F Walk-In Freezer
1190/1 P83	1-	Manufacturer Unknown United States Pharmacopeia (USP) Water Purifier, (2005); Installed. Awaiting Certification
1200/1	1-	Lot Of Miscellaneous Equipment In Line 5>Area To Include: Stainless Steel Cart; Power Supply; Sartorius Scale Asset CP 024 With Printer; Omega HH1 Digital Thermometer; Thermo Orion Model 290 pH Meter
Total Filling And Packaging Line 5:
Filing Line 3

1030/1 P186	1-
Custom Built Filling Line; To Include: 24W Rubber Belt Feed Table Conveyor; 8W Outfeed Conveyor; Hi-Speed Model Micro-Mate Check Weigher; Domino A200 Labeling System; Filamatic Model EAB-5 Filler 2 X 100CC S/N 019142; (2) Pamasol P2002/20 Crimper; Gas Filler
1040/1 P185	1-
Lot of Miscellaneous Equipment In Filling Line 3 Area To Include: Homogenizer Vessel, Asset #102; Admix 80RXDS Mixer S/N 019103 (1999) Asset CMX26; Stainless Steel Water Bath Approximately 60" L × 18" W
Total Filing Line 3:
Packaging Lines P-1 And P-2
1500/1 P55	1-	Bivans Model Vertuck Packaging Machine, S/N 79-741-17; P.2 Packaging Area; (Not In Service)
1510/1 p57	1-
Lot Of Miscellaneous In P2 Packaging Area To Include: (1) 60" × 30" x Stainless Steel Tables; (2) 18" × 24" Stainless Steel Tables; (5) 18" × 24; (4) 12" × 17" Stainless Steel Tables; Label Applicator; Domino A200 Labeler; Etrack Conveyor 5' Lx 3"W; (Not In Service)
1520/1 p29	1-	Hi-Speed Model Key Weigh II Check Weigh System; Packaging Line 1; (Not In Service)
1530/1 p61	1-	Shanklin Model S230 Heat Sealing Machine, S/N S9932, Asset #000810; Packaging Line 1; (Not In Service)
1540/1 p62	1-	Beseler Model T-14-8 Shrink Tunnel, S/N 09950775, Asset #01045; Packaging Line 1; (Not In Service)
1550/1 p63	1-	Quadrel Model M-3 Label Placer, S/N 950066-3, Asset #01401; Packaging Line 1; (Not In Service)
1560/1 P64	1-	R.A Jones Packaging Machine, S/N CMV 340, Asset #00818; Packaging Line 1; (Not In Service)
1570/1	1-	Lot Of Miscellaneous' Equipment In Packaging Line 1: (5) Large Stainless Steel Tables; (2) Small Stainless Steel Tables; (1) Eye Wash Station; (1) 6' Ladder; Label Applicator Reel Attachment
Total Packaging Lines P-1 And P-2:
Laboratory
1320/1 P1	1-	Sartorius Model R2000 205 G Analytic Bench Scale, S/N 20604992, Asset #000139; 8"W × 7"0 × 9"H Chamber
1330/1 P2	1-	Hitachi Model U-2000 Spectrophotometer, S/N 9329-017
1340/1 P3	1-	VWR Scientific Mode! 1410 Vacuum Test Chamber, Asset #AL-038; 12" × 12" × 12" Chamber
1350/1 P4	1-	VWR Scientific Model 8010 Digital Scale, S/N 003016, Asset#RL-061
1360/1 P11	1-	Precision Model 51220041 Water Bath, S/N 602072114
1370/1 P12	1-	VWR Scientific Under Bench Laboratory Freezer
1380/1 P14	1-	Branson Model 5210 Ultrasonic Cleaner

1390/1 P15	1-	Sartorius Model A2005 Analytic Bench Scale; With 18" × 22" × 2 1/2" Surface Plate
1400/1 P16	1-	EM Science Model Aqua Star C2000 Titrator
1410/1 P17		EM Science Model Aqua Star C3000 Titrator, Asset #AL-099
1420/1 P18	1	EM Science Model Aqua Star C2000 Titrator, Asset #AL-031
1430/1 P21	2-
Hewlett Packard Model Series 1100 High Performance Liquid Chromatographs, Asset #HPLC9, AL-176; and Asset#HPLC8, AL-177; Each System Includes: G1322A Degasser S/N JP73012982, JP73013014 G1311A Quaternary Pump S/N US83103996, US83104001 G1313A ALS AutoSampler S/N US82404273, US 82404272 G1316A Column Compartment S/N US82404947, US82404951 G1314A UV/Vis Detector S/N JP73706727, JP73706738 Each Value: $20,000/$25,000
1440/1 P22	2-	Agilent Model 6890N Network Gas Chromatographs, S/N US10124016, Asset #System 1 AL-126; and S/N US10124021, Asset#System 2 AL-127 Each Value: $27,500/$30,000
1450/1 P23	1-	Shimadzu Model TOC-5000A Total Organic Carbon TOC Analyzer, S/N 34501047A
1460/1 P30	2-
Hewlett Packard Model Series 1100 High Performance Liquid Chromatographs; Each System Includes: G1322A Degasser S/N JP7301396, JP73013976 G1311A Quaternary Pump S/N DE831 04453, DE83104464 G1313A ALS AutoSampler S/N DE82206267, DE82206261 G1316A Column Compartment S/N DE82206930, DE82206921 G1314A UVNis Detector JP737071 08, S/N JP73707111 Each Value: $20,000/$25,000
1470/1 P31	1-	Olympus Model BH2 Stereo Microscope, S/N 238821; With (4) Lenses: 0.25, 0.40, 0.65, 1.25; Pulnix TM-7CN Digital Camera And Computer
1480/1 P24	1
Lot of Miscellaneous Equipment in Release Lab Area To Include: (2) Under Bench Refrigerators; Disckson Chart Recorder; Omega Engineering DP-350 Digital Pressure Indicator; (2) VWR Scientific Temperature Baths; Ohaus Galaxy 110 Scale; Glassware; Labconco Glass Washer; Fume Hood; Miscellaneous Digital Scales
1490/1	1
Lot of Equipment in Laboratory Annex To Include: VWR 1300U Test Chamber; Single Door Flammables Cabinet; Barnstead Electrothermal 9200, Asset AL -181 Crosley Conservator Dehumidifier; Hitachi U-2000 Spectrophotometer, S/N 9556-012; Thermolyne 48000 Furnace;

Corning Hot Plate; Sartorius R-2000D Analytic Stirring Scale; Mettler Toledo TR803 Scale, Maximum Capacity 810G; VWR Scientific 1305U Temperature Test Chamber; Gast DOA-P104-AA Vacuum Pump; VWR Scientific Water Bath, Asset AL 146; Branson 5200 Ultrasonic Cleaner; Nicolette Avatar 360 FT-IR ESP

Dessicant Machine; Fisher ABB2 Refractometer, S/N 000229; Benchtop Digital Analytic Scale; Dickson Chart Recorder; Agilent 8453 G1103A UV Vis Detector, S/N CN28802799; Refrigerator/Freezer; Thelco Model 4 Refrigerator; VWR Scientific 2005 Low Temperature Incubator, Asset RD-016;

File Cabinets; Chairs arid Stools; Desks

Plant Support

70/1	1-	TAC Industries, Inc. Phone System; (Not Inspected)
140/1	1-	Konica Minolta Model 01 200 Copier
150/1 P114	1-	Manufacturer Unknown Tank Farm; With Hayes 134A Pump
1060/1 P193	1-	Airtek Model SC250 200 PSI At 100BO F Refrigerated Air Dryer, S/N 05J-B02681
1070/1 P196	2-	RAE Chillers, S/N 10-01-62537-001-001, Asset #FC-6; and Asset #FC-7 Each Value: $1,500/$2,000
1080/1 P199	1-	Kobelco Model KNW 2 Stage Rotary Screw Air Compressor, S/N 01 G0421, 60 hp
1090/1 P200	1-	Quincy Model QSI Air Compressor; S/N 92932M051245AA25A, Asset#FAC-3, 60 hp
1100/1	1-	CompAir Kellogg Refrigerated Air Dryer
1110/1	1-	Lot Of Miscellaneous Equipment In Basement to Include: Stainless Steel Vessels and Drums; Large Plastic Cooling Water Tank With (4) Recirculation Pumps; (4) Vertical Compressed Air Storage Tanks
1120/1 P112	1-	BT Prime Mover Model 97100-10 (or 97110) 3,000 Lb. Walkie Electric Pallet Truck, S/N 92010508; Triple Mast; 218" Reach; 268 Hours
1130/1, P113	1-	Presto Model WP 36-20 2,000 Lb Walkie Electric Pallet Truck, S/N 145821
1140/1 P116	3-	VWR Scientific Model 2020 18 CF Incubators; With Dickson Chart Recorder Each Value: $750/$1,000
1150/1 P121	1-	BT Prime Mover Model WRX30 2,750 Lb Walkie Electric Pallet Truck, S/N WRX3027114001; 150" Maximum Lift Height
1160/1	3-	Manufacturer Unknown Walkie Electric Pallet Trucks Each Value: $1,500/$2,000
Total Plant Support
Non-Departmentalized Assets
60/1	3-	GE Kaye Thermal Validation System; (Not Inspected)

Exhibit A
Account #4164228-003

Appraisal
Amphastar Pharmaceuticals, Inc.
10 Dan Rd. Canton, Massachusetts

Machinery & Equipment

Scientific Affairs/QC Release, Microlab, Research and Development
390/2, P1	1-	Barnstead Model Nanopure Diamond Analytical Pure VI/ater System, S/N1190021067414, Asset #RD-060, (2003); Nanapure Number 011901; Digital Readout
400/2, P2	1-
Agilent Technologies Model 6890N Network Gas Chromatograph, S/NUS10413052, Asset #RD-077, (2004); System with AgHent Model 7683 AutoinjectorModute, S/NCN407351-1-3; Agifent Model 7683 tray Module; Agilent 5973 Mass Selective Detector S/NUS40620516; Agilent Nitrogen/Phosphorous Detector; Hewlett Packard Desktop PC and Software; APC UPS
420/2, P3	1-
Agilent Technologies Model 6890N Network Gas Chromatograph, S/N CN10417047, Asset #RD-086, (2004); System with Agilent Model 7683 Autoinjector Module, S/NUS11918958 Agilent Model 7683 tray Module; Agilent Model G1888 S/NET512016 Headspace Sampler; HP Printer; HP Desktop PC and Software; APC UPS
430/2, P4	1-	Parker Model 9150 Hydrogen Gas Generator, Asset #RE-32-00007, (2002)
440/2, P4	1-	Beckman Coulter Model Allegra 21 R Benchtop Centrifuge, (2002); Rotor; Microprocessor Controlled
450/2,	1-	Branson Model 5200 Ultrasonic Water Bath, Asset #RD-062
460/2, P5	1-
Agilent Technologies Model 1100 HPLC, S/N JP202166604, Asset #RD-005, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
470/2, P6	1-
Agilent Technologies Model 1100 HPLC, S/N DE22616623, Asset #RD-006, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampier; Agilent Model G 1311 A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
480/2, P7	1-
Agilent Technologies Model 1100 HPLC, S/N DE11114020, Asset #RD-001, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
490/2, P7	1-
Agilent Technologies Model 1100 HPLC, S/N DE11114026, Asset #RD-002, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software

500/2, P7	1-
Agilent Technologies Model 1100 HPLC, S/N. DE91609621, Asset #RD-003, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer and Software
510/2, P7	1-
Agilent Technologies Model 1100 HPLC, S/N DE1609643, Asset #RD-004, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
520/2, P8	1-
Agilent T echnologJes Model 1100 HPLC, S/N US83103997, Asset #RD-13, (2002); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
530/2, P8	1-
Agilent Technologies Model 1100 HPLC, S/N DE831 04463, Asset #RD-12, (1999); with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Madej 1313A Autosampfer; Agilent Model G1311A Quad Pump; Agilent Model G 1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
540/2, P8	1-
Agilent Technologies Model 1100 HPLC,. S/N DE14917217, Asset #RL-257, (1999); System 19; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
550/2, P9	1-
Agilent Technologies Model 1100 HPLC, S/N DE14917210, Asset #RL-256, (1999); System 18; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
560/2, P9	1-
Agilent Technologies Model 1100 HPLC, S/N DE14917209, Asset #RL-255, (2002); System 17; with Agilent Model G1314A Detector; Agilent Model G1316A Column; AgHent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
570/2, P10	1-
Agilent Technologies Model 1100 HPLC. S/N DE14917207, Asset #RL-254, (2002); System 16; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software
580/2, P10	1-
Agilent Technologies Model 1100 HPLC, S/N DE 11114055, Asset #RL-179, (2002); System 15; with Agilent Model G1314A Detector; Agilent Model G1316A Column; Agilent Model 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software

590/2, P10	1-
Agilent Technologies Model 1100 HPLC, S/N DE11114044, Asset #RL-178, (2002);System 14; with Agilent Model G1314A Detector; Agilent Model G1316A Column;Agilent Madel 1313A Autosampler; Agilent Model G1311A Quad Pump; Agilent Model G1322A Degasser; APC Model 1500 Smart UPS; Personal Computer; and Software;
600/2, P11	1-	Advanced Instruments Model 3300 Micro Osmeter, Asset #RD-68, (2002); ORO
610/2, P12	1-	Innova Model Mighty Runt Automated Spray Pump Actuation Station, S/N 40486, Asset #RL-284, (2002); with PC Controller
620/2, P13	1-	New Brunswick Model Classic C1 Platform Shaker, S/N 400365344
630/2, P13	1-	Burrell Model 75 Wrist Action Shaker
640/2, P14	1-	Sympatec Model Magic KFS HDD200 25 Watts Particle Size Anaylzer, S/N 176, Asset #RD008, (1999); Lazer; Wet & Dry Dispersion; 3 Lenses
650/2, P15	1-	Malvern Model Spraytec Spray Drop Tester, SIN 34586/01; Asset #RD-056, (2002); Part Number RTS 5114; 10 mm Laser; Computer Package
660/2, P16	1-	Malvern Model Mastersizer 2000 Particle Size Analyzer, S/N 100269, Asset #RD- 055, (2003); with Melvern Model Hydro S Sample Dispersion Unit, S/N 120092, Asset # RD-059; Personal Computer
670/2, P17	1-	Brookfield Model LVDV III+ Programmable Rheometer, S/N RP70923, Asset #RD-049, (2002); With Probe; Stand
680/2, P17	1-	Brookfield Model TC-101 Heated Water Bath, S/N G16266, Asset #RD-50; Brookfield Digital Controller
690/2, P17	1-	Bushi Model RE120 Rotovapor, S/N 972198; with Organomation Associates Model 508 Nitrogen Evaporator
700/2	5-	Mettler-Toledo Model AG285 Analytical Balances, (2002); with Mettler-Toledo Model LCP45 Printer; Draft Shield Each Value: $1,500/$2,000
710/2	1-	Denver Instruments Digital Scale. Asset #RD-51
720/2	1-	Fisher Scientific Model FS 110 Isotemp Water Bath, S/N 402665557, Asset #RL245; Benchtop
730/2, P18	1-	Agilent Model 8453 UV Visible Spectrophotometer, S/N CN22802799, Asset #RL306, (2002); with PC Kit and Software; Printer; APC UPS
740/2, P19	1-	Innova Model FD-10 MDI Automated Workstation, S/N 0404561, Asset #RL218, (2001); (10) Canister Stations
750/2, P20	1-	RPC Machine Vision Systems Model AM7520 Vision System, S/N XB1511UTKSL, Asset #RL-035A-B-C, (2002); with Olympus Model BH-2 Microscope; 17" Monitor; Power PC G4 Microprocessor; APC UPS; Epson Printer
760/2, P21	1-	Labline Instruments Model 293780 Lab Freezer; 20"W × 20"0 × 24"H; Dixon Chart Recorder
770/2, P21	2-	VWR Scientific Products Model 2020 18 CF Incubators, S/N 1100601, Asset #ML- 012; and S/N 0704101, Asset #ML-013, (2002); with Dixon Chart Recorder; 30"W × 24"0 × 50"H
780/2, P21	1-	Revco 30 CF Lab Freezer, Asset #RE 34-00016; 2-Door; 48"W × 30"0 × 50"H; Digital Readout; Dixon Chart Recorder

800/2, P22	1-
Innova Model NSP OW Station Robotic Nasal Spray Drop Tester, S/N 040511, Asset #RD-69, (2002); with Metler-Toledo Model SAG285 MDI Scale; Barnstead Maxi Mix 2 MDI Dose Mixer; Protective Enclosure; Personal Computer; and Software
810/2, P23	1-	IPamasol Model 2002/21 MDI Bottle Crimper, S/N 9832-01, (2002); For R&D Use; with Wesco Cart
820/2,	1-	VWR Scientific Model 1235PC Water Bath, Asset #RL-37; Digital
830/2,	2-	Corning Hotplate/Stirrer, Asset #RD-37
850/2,	2-	EM Science Model Aquastar C2000 Coulometric Titrators, Asset #RL-281; and Asset #RL-282, (2002); Digital Readout
860/2, P24	8-	Jamestown Metal Products Model Isolator Fume Hoods, (2002); 48"W × 24"0 × 36"H; Explosion Proof; HVAC; Air; 120 Inflow Velosity Each Value: $3,000/$3,500
870/2,	1-	Fisher Scientific Model Isotemp 2200 Water Bath; Digital Readout
880/2, P25	1-	Nu-Aire Model NU-425.600 Series 25 Biological Fume Hood, S/N 14580021802, (2002); 70-fpm Downflow; 105-fpm Inflow; Sliding Type Window; Class IlA/Boy 3; 60"W × 24"0 × 24"H
890/2,	1-	Reichert-Jung Model Series 150 Microscope, Asset #ML-7
900/2	1-	Fisher Scientific Model Stereo master Stereo Microscope, Asset #ML-6; with Light Source
910/2, P26	1-	VWR Scientific Model AS12 Benchtop Autoclave, Asset #ML-14, (2002); with Digital Readout
920/2, P27	1-	Consolidated Model. SSR-3A-PB Sterilizer, S/N 70202, Asset #ML-15, (2002); MK II Controller; Chart Recorder; 24"W × 36"0 × 24"H
930/2, P28	2-	Miele Model G7735 CD Desinfektor MCU Lab Glassware Washers, Asset #RD-17; and Asset #RL-295, (2002); 24"W × 24"0 × 20"H Each Value: $4,500/$5,000
940/2	1-	VWR Scientific Model 2005 Thermocycling Chamber, S/N 101802, Asset #RL-279, (2002); Digital Control; Chart Recorder
950/2	1-	Labline 8 CF Explosion Proof Refrigerator, Asset #RL-312, (2002); with Chart Recorder; 24"W × 24"0 × 30"H24"
960/2	1-	Fisher Scientific Model Isotemp 20 CF Laboratory Refrigerator, (2002); 30"W × 30"D × 50"H
990/2	1-	Lindberg/Blue M Model 1498 260 C Mechanical Oven; DRO
1000/2	1-	VWR Scientific Model 1400E Vacuum Oven, S/N 800802, Asset #RD-20, (2002); with RD-64 Vacuum Pump
1010/2	1-	Silverson Model L4R Laboratory Homogenizer, Asset #RD47, (2002); with National Instruments Model DAB5 Fillermatic; Model Checkmate 9800
1020/2	1-	Esco Model EQUl06EHC Horizontal Laminaflow Hood, Asset #RD-53, (2002); 48"W × 30"D × 30"H
1030/2	10-	Hewlett Packard Model Laser Jet 4100 Laser Printers; Located Throughout Labs Each Value: $600/$650

1040/2 P31	1-
Lot of Miscellaneous Lab Furniture, To Include: Fabric Covered Ergonomic Chairs; Cloth Covered Accustical Workstations, with Work Surfaces; File Cabinets & Locking Overhead Bin Storage; Benches; Metro Carts; Tables; Lab Stools
1050/2 P3240	1-
RA. Jones Company Model Legacy 100 UPM MDI Albuterol Packaging Line, S/N S5950, Asset #P-4, (2002); with (1)- Ozaf Acuator Elevator Feeder, S/N 3171; (1)- Ozaf Model AC1500 Actuator Sorter/Unscrambler, S/N 3170; (1)- Allen- Bradey Panelview 900 Ozaf Feeder Line PLC; (1)- Ozaf Transfer Actuator Capping Machine, S/N 3172; (1)- Ozaf Rotary Unscrambler Canister Feeder; (1)-Garvens Automation Model S2 Quality Control Checkwell MOl Canister Weigh Station, SIN 320907;(1)- RA Jones Company MDI Can To Actuator Inserter; (1)- G& K Model FA/4 SVA 21Cartonac 91 Folding Sheet Inserter, S/N 44400; (1)- RA.Jones Model Legacy S/N S5950 Packaging Machine; (1)-Econcorp. Model 7227 Econocaser Automatic Case Packing Tape Application System, S/N 7677 with Allen-Bradley 500 Series PLC, Allen-Bradley Panelview 600 Diagnostic, Product In-Feed, Collator; (1)- Paragon Model 9523310- Z170 Pax 3 Zebra Labeling Bar Code System
1250/2 P58	1-	Lot Of Office Furnature, To Include: Contents of Managerial Offices; Lobby Furnature; Conference Room Furnature; Cafeteria Furnature; Lateral File Cabinetes
Total Administration Plat support
1080/2 P42	1-
Trane Model M-Series Air Handeling System (2001) Unit 1: S/N K01J31566C; Unit 2: S/N K01J31568C; Unit 3: S/N K01J31565C; Unit 4: S/N K01J31570C; Unit 5: K01J31571C; Unit 6: S/N K01J31572C; Unit 7 & 8 U/K; Consisting of: Mixing Box Module with Filter Frame; Access Module Section; MCC Unit; Fan Section Module Horizontal; Defuser Module; Filter Section Module;
1100/2 P44	1-	Trane Model RTHC1B1FOHOB1L- 381LFVQUCO 150 Ton Chiller S/N U01L07451, (2002); with Trane Model Adaptive Control PLC
1110/2 P45	1-	Marley Model Aquatower 90 Tons Cooling Tower, S/N 214429
1130/2 P47	1-	Powerex Model SPS-6 6-Stage Air Compressor, (2004), 5 hp; Skid Mounted; 200 Gallon vertical Tank
1130/2 P47	1-	Atlas Copco Model 2T18-8.6 89 cfm Oil Free Rotary Screw Air Compressor, (2002), 25 hp; 125 PSIG
1140/2 P49	1-	Airtek Model SC250 250-scfm Refrigerated Air Dryer, S/N 7E-D04039, (2003); Digital PLC
1160/2 P50	1-	Prevac Model OSS-005-R Vacuum System, S/N 02S05430396, (2002), 5 hp; with Tank
1240/2 P57	1-	Caterpillar 400 KW Backup Diesel Generator, S/N 04ZR08016, (2002); Cat 3406C Diesel Engine; Sound Suppression Package; Skid Mounted; Fuel Tank in Base; 227/480V; Solid State PLC Warehouse
1170/2 P51	1-	Restaurant Technologies, Inc. 1,200 CF Walk-In Cycling Temperature Humidity Chamber, (2004); with Partlo Model MRC7000 Digital Chart Recorder; Carnes Model HCAGAU005 Steam Humidifier; 8'W × 20'L × 8'H
1180/2 P52		Environmental Specialties, Inc. Model ES2000 CDM-DW 72 CF Temperature Humidity Cycling Chamber, S/N 202051822, (2002); Double Wide; 72"W × 30"D × 4'H; Digital PLC; and Chart Recorder
1190/2 P53	1-	Revco Model UL T1340~3-A35 13 CF Ultra Low Temperature Freezer, S/N X09M-603308, (2002); 24"W × 20"0 × 50"H

1190/2 P53	1-	Hot Pack Laboratory Incubator, Asset #RE34-20
1190/2 P53	1-
Lot Of Surplus Equipment, Located In Warehouse, To Include: Biocold Refrigerator; (2) Manufacturer Unknown Trio Refrigerators; Scientific Products Model DP61 Vacuum Drying Oven; Hot Pack Stability Chamber; Manufacturer Unknown Stability Chamber; VWR Scientific Model 9010 Oven; Manufacturer Unknown Model DN93 Constant Temperature Oven; Hot Pack Oven; Shanklin Overwrapper; (4) 50L Jacketed Stainless,Steel. Portable. Mixing Vessels, with Agitators; Shinklin Model S-30. Heat.Sealer;, Strahman Model M7000 Washdown System; Garvens Check Weigher; Wiltons Case Taper Sealer; NuAire Biological Safety Cabinet; Hytrol 6'L × 8"W Power Conveyor (Note- Surplus Items Located in Warehouse Staged on Pallets and Shrink Wrapped with Lights Off. Inspection Conducted by Flashlight and a Best Estmate Made as To Make and Capacities of These Items.)
1220/2	1-
Lot Of Material Handling Equipment In Warehouse, To Include: (Approx.) (300) Sections Of 18' High Pallet Racking, with Wire Decking; Drexel Model SL T30 3,000-Lb. Narrow Aisle Electric Lift Truck; Payne Brothers 2,000-Lb. Free-Standing Pallet Inverter; Tennant Model 7100 Floor Scrubber; Raymond Model E3RTN Standup Reach Pallet Truck; Clark 6,000-Lb. Electric Pallet Jack; Miscellaneous Hand Jacks; Scales; Warehouse Furniture; Metrology Located in Incoming Inspection Area Near Optical Comparitor
1230/2 P56	1-	Deltronic Model DH214 14" Optical Comparator; with MPC-5 Digital Readout
Non-Departmentalized Assets
200/2		Particle Sizing Systems Model Accusizer 780 Particle Counter, S/N 0121701, (2002); Controller; Software
260/2		Polymer Labs Model PL-ELS 1000 Evaporative Light Scattering Detector, S/N 003-1044, (2002)
330/2		EMD Model MAS 100 Air Sampling System, (2002)

QuickLinks

Exhibit 10.29